As filed with the Securities and Exchange Commission on November 25, 2025

Securities Act File No.

Investment Company Act File No. 811-24025

U.S. SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. __ ☐

Post-Effective Amendment No. __ ☐

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 7 ☒

Coatue Innovative Strategies Fund

(Exact name of Registrant as specified in Charter)

c/o Coatue Management, L.L.C.

9 West 57th Street

25th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 715-5100

(Registrant's telephone number)

Philippe Laffont

c/o Coatue Management, L.L.C.

9 West 57th Street

25th Floor

New York, NY 10019

(Name and address of agent for service)

Copy to:

Nicole M. Runyan, P.C.	Jason Monfort, Esq.
Kirkland & Ellis LLP	Jessica L. Patrick, Esq.
601 Lexington Avenue	Kirkland & Ellis LLP
New York, NY 10022	1301 Pennsylvania Avenue N.W.
(212) 446-4800	Washington, D.C. 20004
(202) 389-5000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 ("Securities Act"), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c), or as follows:
☒	immediately upon filing pursuant to paragraph (b) of Rule 486.
☐	on ____, pursuant to paragraph (b) of Rule 486.
☐	60 days after filing pursuant to paragraph (a) of Rule 486.
☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:____.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:____.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 ("Investment Company Act")).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

EXPLANATORY NOTE

Pursuant to Rule 429 under the Securities Act, the prospectus included herein is a combined prospectus which relates to (i) the Registration Statement File No. 333-283279, effective April 30, 2025, previously filed by Coatue Innovative Strategies Fund (the "Registrant") on Form N-2 (the "Prior Registration Statement") and (ii) the registration by the Registrant of additional securities as set forth in this registration statement (the "Registration Statement").

This Registration Statement also constitutes a Post-Effective Amendment to the Prior Registration Statement, and such Post-Effective Amendment shall become effective concurrently with the effectiveness of this Registration Statement. Pursuant to the Prior Registration Statement, a total of $3,000,000,000 shares of beneficial interest were previously registered. This Registration Statement has registered an additional $3,000,000,000 of shares of beneficial interest, resulting in a total of $6,000,000,000 in registered shares of beneficial interest.

COATUE INNOVATIVE STRATEGIES FUND

Class S Shares
Class D Shares
Class I Shares

November 25, 2025

Coatue Innovative Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. Coatue Management, L.L.C. serves as the Fund’s investment adviser (“Coatue” or the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to seek to generate long-term capital appreciation. The Fund focuses its investment strategies around investing in “Innovation Companies.” For these purposes, “Innovation Companies” include companies operating and investing in the technology, media and telecommunications sectors and/or other sectors disrupted by innovation, including, but not limited to the energy, healthcare, life science, consumer and retail, mobile internet, digital entertainment and e-commerce, cloud computing, machine learning, artificial intelligence, transportation, semiconductors, robotics, logistics and infrastructure (including electric vehicles and related technologies), defense, mobile gaming and financial services sectors. Innovation Companies include companies that the Adviser believes, at the time of investment, are innovating or enabling innovation, regardless of their primary industry classification. This includes companies that (i) operate in adjacent or secondary industries impacted by technological or process innovation, (ii) develop or implement novel approaches to improve existing products, services, or infrastructure, or (iii) are involved in supporting or facilitating innovation, whether through financing, infrastructure, or other means. This encompasses companies across industries, such as companies in the financial services sector (that are embracing financial innovation) or companies in the energy sector (that are benefiting from tailwinds or infrastructure enhancements due to technology adoption/advancement). Innovation Companies include U.S. and non-U.S. private and public companies, including companies in the pre-initial public offering stage of development. The Fund expects to invest in Innovation Companies that develop, deploy, or enable artificial intelligence or “AI” technologies, including generative AI, machine learning, and related innovations, which the Adviser believes have the potential to drive significant disruption and value creation across industries. At times, as part of its investment strategy, the Fund may have a significant portion of its assets allocated to cash or cash-equivalent instruments for liquidity and portfolio management purposes.

The Fund expects to focus on investing in equity securities of Innovation Companies, including common and preferred stock and other securities having equity-like characteristics such as convertible securities, warrants, options and similar equity-linked instruments. The Fund also may invest in debt instruments, including corporate notes, loans and other debt-like instruments, such as structured credit products and hybrid debt-equity investments with equity upside potential, such as asset-backed securities.

The Fund also may engage in more complex strategies by investing in derivative instruments, including options, swaps, forward and futures contracts, to manage risk or to protect the portfolio during periods of volatility, or to gain specific market exposure or enhance returns. The Fund intends to invest in currency-related instruments, including foreign currency forwards or foreign exchange hedges to mitigate currency risks arising from non-U.S. investments. The Fund may utilize both over-the-counter and exchange traded derivative instruments. Additionally, the Fund intends to engage in short sales against the box, which involve selling a security short while holding an equivalent long position in the same security. These transactions are typically undertaken to hedge downside risk, manage tax liabilities, or preserve portfolio value during periods of market volatility. There is no guarantee that any of the above types of complex strategies will be implemented, or if implemented, will be effective.

Depending on market conditions and other factors determined in the sole discretion of the Adviser, the Fund generally intends to allocate approximately 50-80% of its assets to Public Assets (as defined herein) and 20-50% of its assets to Private Assets (as defined herein). The Fund may maintain its assets in money market securities, cash or cash-equivalent instruments, for liquidity and portfolio management purposes, including for defensive purposes. The Fund’s investments also may include those of other registered investment companies, such as exchange-traded funds (“ETFs”).

This prospectus (the “Prospectus”) applies to the offering of three separate classes of shares of beneficial interest of the Fund (“Shares”) designated as Class S, Class D and Class I Shares. The Fund generally accepts purchases of Shares as of the first business day of each month. The number of Shares a Shareholder receives will be based on the Fund’s most recent net asset value (“NAV”), which will be calculated for the last business day of the preceding month (i.e., one business day prior to the date on which the Fund will accept purchases). No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares.

	Per Class S Share	Per Class D Share	Per Class I Share	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load(2)	3.50%	2.00%	None
Proceeds to the Fund(2)	Current NAV less applicable Sales Load	Current NAV less applicable Sales Load	Current NAV	Amount invested at NAV

(1)	Foreside Fund Services, LLC (the “Distributor”) acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. Class S Shares, Class D Shares and Class I Shares are continuously offered at a price per Share equal to the NAV per Share for such class, plus, in the case of Class S Shares and Class D Shares, a maximum sales load of up to 3.50% and 2.00%, respectively, of the purchase amount. Generally, the stated minimum investment by an investor in the Fund is $50,000 with respect to Class S Shares and Class D Shares and $1,000,000 with respect to Class I Shares. The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” The minimum additional investment in the Fund is $5,000 with respect to Class S Shares and Class D Shares and $250,000 with respect to Class I Shares. The Fund may, in its sole discretion, accept investments below these minimums.

(2)	Investments in Class S Shares and Class D Shares of the Fund are sold subject to a sales load of up to 3.50% and 2.00%, respectively, of the purchase amount. For some investors, the sales load may be waived or reduced. The full amount of the sales load may be reallowed to brokers or dealers participating in the offering. No upfront sales load will be paid with respect to Class I Shares. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.

Investments in the Fund may be made only by eligible investors that are “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

An investment in the Fund is speculative with a substantial risk of loss. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

●	The Fund has a limited operating history.

●	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. The Adviser intends to recommend that, in normal market conditions, the Fund’s Board of Trustees conduct quarterly repurchase offers of no more than 5% of the Fund’s net assets.

●	A 2% early repurchase fee (an “Early Repurchase Fee”) may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares.

●	The Fund may use leverage as, and to the extent, permitted by the Investment Company Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. See “Leverage Risk” in “Risks” in the Prospectus.

●	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

●	Investors in Class S or Class D Shares will pay a sales load of up to 3.50% and 2.00%, respectively, on the amounts they invest. If you pay the maximum aggregate of 3.50% or 2.00% for Class S and Class D Shares, respectively, based on a minimum investment of $50,000 you must experience a total return on your net investment of 3.63% and 2.04%, respectively, in order to recover these expenses.

●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s declaration and agreement of trust.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date of this filing. Neither the U.S. Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated November 25, 2025, containing additional information about the Fund (the “SAI”), has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 99 of this Prospectus, as well as free copies of the Fund’s annual and semi-annual reports to Shareholders (when available), and other information about the Fund by calling State Street Bank and Trust Company at 617-662-7100, by writing to the Fund at 9 West 57th Street, 25th Floor, New York, NY 10019 or by visiting www.coatuectek.com. The Prospectus, the SAI, and the Fund’s annual and semi-annual reports to Shareholders are published on the following website: www.coatuectek.com. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Table of Contents

i

SUMMARY OF OFFERING TERMS

The following is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, including the Statement of Additional Information (“SAI”) and the Fund’s Declaration and Agreement of Trust, as amended, restated or supplemented from time to time (the “Declaration of Trust”).

The Fund

The Fund is a Delaware statutory trust that is registered under the Investment Company Act as a closed-end, non-diversified, management investment company.

The Fund sells its shares of beneficial interest (“Shares”) only to eligible investors that are “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

This Prospectus applies to the offering of three separate classes of Shares, designated as Class S, Class D and Class I Shares. Each class of Shares will be subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Declaration of Trust. The Board is comprised of four trustees, a majority of whom are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Trustees”).

The Investment Adviser

Coatue Management, L.L.C. serves as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act.

The Adviser believes it has established itself as a leading investment management firm with broad global reach and approximately twenty-five years of experience investing in Innovation Companies.

Investment Objective and Principal Investment Strategy

The Fund’s investment objective is to seek to generate long-term capital appreciation. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed with the approval of the Board upon 60 days’ prior written notice to the Fund’s Shareholders.

The Fund focuses its investment strategies around investing in “Innovation Companies.” For these purposes, “Innovation Companies” include companies operating and investing in the technology, media and telecommunications sectors and/or other sectors disrupted by innovation, including, but not limited to the energy, healthcare, life science, consumer and retail, mobile internet, digital entertainment and e-commerce, cloud computing, machine learning, artificial intelligence, transportation, semiconductors, robotics, logistics and infrastructure (including electric vehicles and related technologies), defense, mobile gaming and financial services sectors. Innovation Companies include companies that the Adviser believes, at the time of investment, are innovating or enabling innovation, regardless of their primary industry classification. This includes companies that (i) operate in adjacent or secondary industries impacted by technological or process innovation, (ii) develop or implement novel approaches to improve existing products, services, or infrastructure, or (iii) are involved in supporting or facilitating innovation, whether through financing, infrastructure, or other means. This encompasses companies across industries, such as companies in the financial services sector (that are embracing financial innovation) or companies in the energy sector (that are benefiting from tailwinds or infrastructure enhancements due to technology adoption/advancement). Innovation Companies include U.S. and non-U.S. private and public companies, including companies in the pre-initial public offering stage of development. The Fund expects to invest in Innovation Companies that develop, deploy, or enable artificial intelligence or “AI” technologies, including generative AI, machine learning, and related innovations, which the Adviser believes have the potential to drive significant disruption and value creation across industries. At times, as part of its investment strategy, the Fund may have a significant portion of its assets allocated to cash or cash-equivalent instruments for liquidity and portfolio management purposes.

The Fund expects to focus on investing in equity securities of Innovation Companies, including common and preferred stock and other securities having equity-like characteristics such as convertible securities, warrants, options, and similar equity-linked instruments. The Fund also may invest in debt instruments, including corporate notes, loans and other debt-like instruments, such as structured credit products and hybrid debt-equity investments with equity upside potential, such as asset-backed securities.

The Fund also may engage in more complex strategies by investing in derivative instruments, including options, swaps, forward and futures contracts, to manage risk or to protect the portfolio during periods of volatility, or to gain specific market exposure or enhance returns. The Fund intends to invest in currency-related instruments, including foreign currency forwards or foreign exchange hedges to mitigate currency risks arising from non-U.S. investments. The Fund may utilize both over-the-counter and exchange traded derivative instruments. Additionally, the Fund intends to engage in short sales against the box, which involve selling a security short while holding an equivalent long position in the same security. These transactions are typically undertaken to hedge downside risk, manage tax liabilities, or preserve portfolio value during periods of market volatility. There is no guarantee that any of the above types of complex strategies will be implemented, or if implemented, will be effective.

Depending on market conditions and other factors determined in the sole discretion of the Adviser, the Fund generally intends to allocate approximately 50-80% of its assets to Public Assets (as defined herein) and 20-50% of its assets to Private Assets (as defined herein). The Fund may maintain its assets in money market securities, cash or cash-equivalent instruments for portfolio management and liquidity purposes, including for defensive purposes. The Fund’s investments also may include those of other registered investment companies, such as exchange-traded funds (“ETFs”).

Public Assets primarily will include long-biased public investments in markets in North America, Latin America, the Middle East, Europe and Asia. Private Assets, depending on market conditions and available opportunities that the Adviser views as attractive, may include:

Growth Equity. Equity investments in private companies with potentially large addressable markets that can support large valuations over time, which the Adviser defines as markets with significant revenue potential, robust customer demand and growth opportunities driven by innovation or secular trends. The Fund may gain access to such growth equity investments through a number of different approaches, including but not limited to privately negotiated primary transactions as well as privately negotiated opportunistic secondary investments (including tender offer participation to support private companies’ provision of liquidity to their security holders).

Structured Capital. These investments include equity and equity-linked investments that may have debt-like contractual or structural components, including investments that may be convertible into equity securities, that may include equity upside via warrants, equity participation rights or other contractual provisions. The Fund may gain access to such structured capital investments through several different approaches, including but not limited to: (i) loans and  structured credit or credit derivatives; (ii) private credit or hybrid investments; (iii) opportunistic credit; (iv) mezzanine investments; (v) liquid credit investments; (vi) structured growth equity investments; (vii) asset-backed securities; or (viii) offerings of non-convertible preferred stock, convertible preferred stock, or convertible or non-convertible notes or bonds. Such structured capital investments may be custom equity-like structures in which the Fund may seek to include debt-like elements (e.g., payment-in-kind or “PIK” interest) and/or contractual liquidity rights (e.g., exit and redemption rights). Depending on their structure and characteristics, certain structured capital investments may be classified as Public Assets, particularly where they are notionally linked to public securities, such as through convertibility features, hedging arrangements, or other market-based references.

As part of its investment strategy, as well as for defensive purposes, which may be for extended periods of time, risk and liquidity management or in connection with implementing changes in its allocation between Public Assets and Private Assets, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents. In such defensive circumstances, elevated cash levels may be maintained to preserve capital, mitigate market volatility, or provide flexibility to deploy capital opportunistically when market conditions stabilize. This provides the Fund with strategic flexibility while remaining consistent with its overall investment objective and strategies.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33-1/3% of its total assets in accordance with the Investment Company Act. The Fund intends to establish a credit line to borrow money for a range of purposes, including to provide liquidity for capital calls by portfolio investments, to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments and to otherwise satisfy Fund obligations. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, the Adviser may sell certain of the Fund’s assets.

There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The investment strategies employed by the Adviser are speculative and not intended as a complete investment program. The strategies are only for sophisticated persons who are able to bear the risk of loss.

Investment Philosophy

The Adviser believes that its longstanding dedicated Public Asset strategies coupled with its longstanding dedicated Private Asset strategies put it in a unique position to identify and evaluate investment opportunities for the Fund across the entire lifecycle of an idea or trend. The Adviser believes this added context helps to better inform important aspects of its investment decisions relating to, for example, the timing, price, and size of the Fund’s investments, among other things.

The Adviser intends to leverage its holistic view of the investing lifecycle to gain important perspective on the positioning of, and growth prospects for, interesting ideas and investment opportunities. It will seek to employ its deep fundamental research experience, coupled with its proprietary, data-driven processes to evaluate important variables, including, but not limited to, valuation, total available market opportunity, customer engagement, competition and growth potential.

Risk Factors	An investment in the Fund is speculative with a substantial risk of loss. The Fund has a limited operating history. Because the Fund is actively managed, it will be dependent on the activities of the investment team and, as a result, it is subject to both management of and dependence on the Adviser. The amount of distributions that the Fund may pay, if any, is uncertain. The Shares are considered less liquid due to a lack of a secondary market or readily available market quotations. Shares are also subject to substantial restrictions on transferability and resale. Although the Adviser intends to recommend repurchase of Shares under normal market conditions to enhance the Fund’s liquidity, there is no assurance that the Fund will conduct repurchase offers in any particular period. Consequently, an investment in the Fund may be suitable primarily for long-term investors. Please refer to “Risks” for additional considerations relevant to an investment in the Fund.

Distributor

Foreside Fund Services, LLC, acts as distributor for the Fund’s Shares (the “Distributor”) and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

Financial intermediaries may enter into selling agreements with the Distributor to purchase shares in the Fund on behalf of their clients. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.

Share Classes; Minimum Investments

The Fund is offering three separate classes of Shares designated as Class S, Class D and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution and Servicing Fee (as defined herein) that each class may be charged.

Under the terms of the SEC exemptive relief that the Fund has received to offer multiple share classes, the Fund voluntarily is subject to Rule 12b-1 under the Investment Company Act. Accordingly, the Fund has adopted a distribution and servicing plan for its Class S Shares and Class D Shares (the “Distribution and Servicing Plan”) and pays the Distribution and Servicing Fee with respect to its Class S and Class D Shares.

The minimum initial investment in the Fund by any investor is $50,000 with respect to Class S Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $5,000 with respect to Class S Shares and Class D Shares and $250,000 with respect to Class I Shares.

The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” The Fund may accept lesser amounts below these minimums for Trustees of the Fund and employees of the Adviser and its affiliates and vehicles controlled by such employees.

The minimum initial and additional investments may also be reduced by the Fund in the Fund’s discretion for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund, in its discretion, for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on the consideration of various factors, including but not limited to the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

Initial Closing	The initial closing occurred on May 2, 2025 (the “Initial Closing Date”). The purchase price of each class of Shares on the Initial Closing Date was $10.00 per Share.
Eligible Investors

Although the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), the Shares are sold only to persons or entities that are “qualified clients,” as defined in Rule 205-3 under the Advisers Act.

Financial intermediaries may impose additional eligibility requirements. Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the SAI and the Declaration of Trust before deciding to invest in the Fund.

ERISA Considerations

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares.

Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund are not “plan assets” of the ERISA plans investing in the Fund. Accordingly, neither ERISA’s fiduciary responsibility or prohibited transaction rules apply to the Fund nor the Adviser.

Purchasing Shares

Shares generally are offered for purchase as of the first business day of each calendar month, or at such other times as determined in the discretion of the Board. The number of Shares a Shareholder receives will be based on the Fund’s most recent net asset value (“NAV”), which will be calculated for the last business day of the preceding month (i.e., one business day prior to date on which the Fund will accept purchases). Fractions of Shares are issued to one one-hundredth of a Share.

Class S and Class D Shares are sold subject to a sales load of up to 3.50% and 2.00%, respectively, of the purchase amount. For some investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Class I shares are not sold subject to a sales load. If you invest through a financial intermediary, your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.

An investor who misses the acceptance date will have the effectiveness of his, her or its investment in the Fund delayed until the following month.

Pending any closing, funds received from prospective investors will be placed in an account with State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become shareholders by being admitted as Shareholders.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any sales load, fees or expenses.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediaries’ procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediaries.

Distributions

The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s investment company taxable income (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any.

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes, RIC Status” below and “Material U.S. Federal Income Tax Considerations.”

Dividend Reinvestment Plan

The Fund operates under a dividend reinvestment plan (the “DRIP”) administered by State Street Bank and Trust Company. Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to State Street Bank and Trust Company. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by State Street Bank and Trust Company 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares.

No Redemption; Restrictions on Transfer	No Shareholder has the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Repurchase of Shares

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

Subject to the Board’s discretion, under normal market circumstances, the Fund intends to conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Shareholders request to be repurchased.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing NAV. The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A 2.00% early repurchase fee (an “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Other Fees and Expenses

The Fund is subject to various fees and expenses, including an Advisory Fee, Distribution and Servicing Fee, and Incentive Fee. These fees apply to different share classes and are designed to compensate the Adviser and financial intermediaries for their services. A more detailed discussion of the Fund’s expenses can be found below under “Advisory Fee,” “Incentive Fee” and “Distribution and Servicing Fee.”

Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly advisory fee at an annual rate of 1.25% based on the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month (the “Advisory Fee”).

For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee and Incentive Fee, if any, payable to the Adviser, the Distribution and Servicing Fee, or any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable monthly in arrears. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its investment advisory and management agreement with the Adviser (the “Investment Advisory Agreement”).

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.

Incentive Fee

The Adviser charges an incentive fee equal to 12.5% of the Fund’s Total Return (the “Incentive Fee”), subject to a 5.0% annual Hurdle Amount and a High Water Mark with a 100% Catch-Up (each as defined below). The Incentive Fee will be measured on a calendar year basis, be paid annually and accrue monthly (subject to pro-rating for partial periods).

Specifically, the Adviser is entitled to an Incentive Fee in an amount equal to:

First, if the Fund’s Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100% of such annual Excess Profits until the total amount of the Incentive Fee payable to the Adviser equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount payable to the Adviser pursuant to this clause (this is commonly referred to as a “Catch-Up”); and Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.

“Total Return” for any period since the end of the prior calendar-year end shall equal the sum of (i) all distributions accrued or paid (without duplication) on Shares outstanding at the end of such period since the beginning of the then-current calendar year plus (ii) the change in aggregate NAV of such Shares since the beginning of the then-current calendar year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Shares, (y) any accrual of the Incentive Fee and (z) applicable Distribution and Servicing Fee expenses minus (iii) all other Fund expenses (to the extent not already reflected in clause (ii)) but excluding applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of Total Return will (i) include any, realized or unrealized, appreciation or depreciation in the NAV of Shares issued during the then-current calendar year, (ii) treat taxes withheld by the Fund on distributions to shareholders as part of the distributions accrued or paid on Shares and (iii) exclude the proceeds from the initial issuance of such Shares.

“Hurdle Amount” for any period during the then-current calendar year means that amount that results in a 5.0% annualized return on the NAV of the Shares outstanding at the beginning of the then-current calendar year and all Shares issued since the beginning of the then-current calendar year calculated in accordance with recognized industry practices and taking into account: (i) the timing and amount of all distributions accrued or paid (without duplication) on all such Shares minus all Fund expenses but excluding applicable expenses for Distribution and Servicing Fees; and (ii) all issuances of Shares over the period.

The NAV of Shares used in determining the Hurdle Amount will be calculated before giving effect to any accrual of the Incentive Fee and applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude: any Shares repurchased during such period, which Shares will be subject to the Incentive Fee upon repurchase. Except as described in “Loss Carryforward Amount” below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Shares redeemed during the then-current calendar year, which Shares will be subject to the Incentive Fee upon repurchase. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Incentive Fee. This is referred to as a “High Water Mark.”

Promptly following the end of each calendar year, the Adviser will be entitled to an Incentive Fee as described above calculated in respect of the portion of the year to date, less any Incentive Fee received with respect to prior periods within that year (the “Annual Allocation”). The Incentive Fee that the Adviser is entitled to receive at the end of each calendar year will be reduced by the cumulative amount of Incentive Fees paid during that year. See “Net Asset Valuation” below.

The Adviser will not be obligated to return any portion of the Incentive Fee paid by the Fund due to the subsequent performance of the Fund.

Distribution and Servicing Fee

Class S Shares and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class D Shares of the Fund. Class S Shares and Class D Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion).

Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Fund that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Valuation

The Board has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act. The Adviser is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser’s and the Fund’s valuation policy and consistently applied valuation process. The Adviser utilizes independent third-party pricing services and independent third-party valuation services to value certain portfolio investments. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Adviser has adopted methods for determining the fair value of such securities and other assets.

Leverage; Borrowing

The Fund may use leverage as and to the extent permitted by the Investment Company Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions.

With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the Investment Company Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are preferred stock, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Co-Investments

The Fund relies on an order for exemptive relief (the “Order”) from the SEC to permit it to co-invest with other entities managed by the Adviser or its affiliates in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

In certain cases where an existing or future investment fund or account managed by the Adviser or any of its affiliates has a pre-existing investment in an issuer in which the Fund and such other investment funds or accounts will co-invest, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Independent Trustees will be required to take steps set forth in Section 57(f) of the 1940 Act, including approving the transaction on the basis that, in relevant part, (i) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and the Shareholders and do not involve overreaching of the Fund or the Shareholders on the part of any person concerned, (ii) the transaction is consistent with the interests of the Shareholders and is consistent with the Fund’s investment objective and strategies and (iii) the Board records in its minutes and preserves in its records a description of the transaction, its findings, the information or materials upon which its findings were based, and the basis for its findings.

Taxes; RIC Status

The Fund intends to elect to be treated as, and intends to qualify and continue to qualify each year to be treated as, a regulated investment company or a “RIC” under Subchapter M of the Code. In order to qualify for tax treatment as a RIC for U.S. federal income tax purposes, the Fund will need to assure that (among other things) it distributes annually, an amount equal to at least 90% of its “investment company taxable income.”

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors are urged to consult their tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports

The Fund will distribute to its Shareholders, as soon as practicable after the end of each taxable year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP. For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Reports to Shareholders

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

Fiscal Year and Tax Year	The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.
Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.
Custodian and Transfer Agent

State Street Bank and Trust Company, serves as the Fund’s primary custodian (the “Custodian”), and as the Fund’s transfer agent. Coinbase Custody Trust Company (“Coinbase Custody”) serves as the Fund’s custodian for the Fund’s holdings of cryptocurrencies and similar digital assets.

Independent Accountants	KPMG LLP serves as the independent registered public accounting firm of the Fund.

SUMMARY OF FEES AND EXPENSES

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending December 31, 2025, and assumes that the Fund has net assets of $3.6 billion as of such date. The Fund’s actual net assets and expenses, as of such date, may vary, perhaps substantially from these estimates.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares	Class D Shares	Class I Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	3.50%	2.00%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%
Dividend Reinvestment and Cash Purchase Plan Fees(3)	0%	0%	0%

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class S Shares	Class D Shares	Class I Shares
Advisory Fee(4)	1.25%	1.25%	1.25%
Incentive Fee(5)	2.07%	2.07%	2.07%
Distribution and Servicing Fee(6)	0.85%	0.25%	None
Other Expenses(7)	0.14%	0.14%	0.14%
Total Annual Expenses	4.31%	3.71%	3.46%
Less Fee Waiver / Expense Reimbursement(8)	0.00%	0.00%	0.00%
Total Annual Expenses after Fee Waiver / Expense Reimbursement	4.31%	3.71%	3.46%

1.	Investors purchasing Class S and Class D Shares may be subject to a sales load of up to 3.50% and 2.00%, respectively, of the purchase amount. Class I shares are not sold subject to a sales load. Please consult your financial intermediary for additional information.

2.	A 2.00% Early Repurchase Fee payable to the Fund will be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in - first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders.

3.	The Fund does not currently expect to charge fees under its Dividend Reinvestment Plan. The Fund does not presently maintain a Cash Purchase Plan.

4.	The Fund pays the Adviser an Advisory Fee of 1.25% on an annualized basis of the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month and payable monthly. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee and Incentive Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Adviser voluntarily waived its Advisory Fee for the six-month period from the Initial Closing Date. The Advisory Fees waived by the Adviser during this six-month period are not subject to recoupment by the Adviser under the Expense Limitation Agreement. Such fee waiver is not reflected in the above fee table.

5.	The Adviser charges an Incentive Fee equal to 12.5% of the Fund’s Total Return, subject to a 5.0% annual Hurdle Amount and a High Water Mark with a 100% Catch-Up (each as defined and described in further detail herein). The Incentive Fee is measured on a calendar year basis, paid annually and accrued monthly (subject to pro-rating for partial periods). The Incentive Fee in the table above is an estimate expressed as an annualized percentage of Fund assets based on performance of the Fund from the Initial Closing Date through September 30, 2025.

6.	Class S Shares and Class D Shares are subject to an ongoing Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class D Shares of the Fund. Class S Shares and Class D Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class.

7.	Other Expenses are based on estimated amounts that have been annualized for the current fiscal year and include, among other things, estimated professional fees and other expenses that the Fund bears, including initial and ongoing offering costs, fees and expenses related to the administration of the Fund, transfer agent and custodian and the reimbursement of costs of personnel associated with the Adviser or its affiliates who provide certain non-advisory services to the Fund, as permitted under the Investment Advisory Agreement.

8.	Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Advisory Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of portfolio companies in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments by the Fund; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed 0.75% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser incurred the expense. The Expense Limitation Agreement has a term ending one year from the initial offering of the Fund’s securities under an effective Registration Statement on Form N-2, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the Independent Trustees. Organizational and certain initial operating expenses incurred prior to the commencement of the Fund’s operations and reimbursed by the Adviser are included as reimbursable expenses under the Expense Limitation Agreement, subject to the same three-year recoupment period.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example 1

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	$77	$161	$247	$466
You would pay the following expenses on a $1,000 Class D Shares investment, assuming a 5% annual return:	$57	$131	$208	$408
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	$35	$106	$180	$374

Example 2

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $50,000 Class S Shares investment, assuming a 5% annual return:	$3,837	$8,056	$12,332	$23,284
You would pay the following expenses on a $50,000 Class D Shares investment, assuming a 5% annual return:	$2,830	$6,562	$10,391	$20,402
You would pay the following expenses on a $50,000 Class I Shares investment, assuming a 5% annual return:	$1,744	$5,313	$8,993	$18,699

The Examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

FINANCIAL HIGHLIGHTS

The information for the period ended June 30, 2025 is unaudited and has been derived from the Fund’s financial statements included in the Fund’s Semi-Annual Report dated September 2, 2025. In the opinion of management, the unaudited interim financial statements reflect all adjustments necessary for a fair statement of the results for the interim period presented and are of a normal, recurring nature. The Fund’s Semi-Annual Report is incorporated by reference in the Statement of Additional Information and is available, without charge, upon request.

Class I	For the Period May 1, 2025 to June 30, 2025
Per share operating performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)
Net realized & unrealized gain (loss)[1]	0.57
Total income (loss) from investment operations	0.52
Net asset value, end of period	$10.52
Total return[2]	5.20	% [3,4]
Ratios and supplemental data:
Net Assets, End of Period (000’s)	$1,223,655
Ratios to average net assets:[5]
Total expenses, before waiver	2.82%[6]
Total expenses, excluding incentive fees, net of waiver	1.83%[6]
Incentive fees	0.76%[3]
Total expenses, including incentive fees, net of waiver	2.59%[6]
Net investment income (loss), before waiver	0.21%[6]
Net investment income (loss), after waiver	0.44%[6]
Portfolio turnover rate[7]	2.13%[3]

[1]	Calculated using average number of shares outstanding.
[2]	Total return based on net asset value calculated as the change in Net Asset Value per Share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.
[3]	Not annualized.
[4]	Includes adjustments in accordance with GAAP and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
[5]	The ratios do not include investment income or expenses of the portfolio investments.
[6]	Annualized with the exception of certain expenses.
[7]	Portfolio turnover is calculated at the Fund level.

Class S	For the Period May 1, 2025 to June 30, 2025
Per share operating performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)
Net realized & unrealized gain (loss)[1]	0.50
Total income (loss) from investment operations	0.45
Net asset value, end of period	$10.45
Total return[2]	4.46%[3,4]
Ratios and supplemental data:
Net Assets, End of Period (000’s)	$165,231
Ratios to average net assets:[5]
Total expenses, before waiver	3.27%[6]
Total expenses, excluding incentive fees, net of waiver	2.55%[6]
Incentive fees	0.62%[3]
Total expenses, including incentive fees, net of waiver	3.17%[6]
Net investment income (loss), before waiver	(0.44)%[6]
Net investment income (loss), after waiver	(0.34)%[6]
Portfolio turnover rate[7]	2.13%[3]

[1]	Calculated using average number of shares outstanding.
[2]	Total return based on net asset value calculated as the change in Net Asset Value per Share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.
[3]	Not annualized.
[4]	Includes adjustments in accordance with GAAP and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
[5]	The ratios do not include investment income or expenses of the portfolio investments.
[6]	Annualized with the exception of certain expenses.
[7]	Portfolio turnover is calculated at the Fund level.

THE FUND

The Fund is a Delaware statutory trust formed on November 12, 2024, and is registered under the Investment Company Act as a closed-end, non-diversified, management investment company. The Fund has a limited operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board of Trustees.

Additional information about the Fund’s investments is, or will be, available in the Fund’s Annual and Semi-Annual Reports.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within three months, based on market conditions and investment availability, after receipt of such proceeds, which may be delayed up to an additional three months depending on market conditions and the availability of suitable investments. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to its investments in Private Assets, due to the nature of those investments.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to seek to generate long-term capital appreciation. The Fund focuses its investment strategies around investing in “Innovation Companies.” For these purposes, “Innovation Companies” include companies operating and investing in the technology, media and telecommunications sectors and/or other sectors disrupted by innovation, including, but not limited to the energy, healthcare, life science, consumer and retail, mobile internet, digital entertainment and e-commerce, cloud computing, machine learning, artificial intelligence, transportation, semiconductors, robotics, logistics and infrastructure (including electric vehicles and related technologies), defense, mobile gaming and financial services sectors. Innovation Companies include companies that the Adviser believes, at the time of investment, are innovating or enabling innovation, regardless of their primary industry classification. This includes companies that (i) operate in adjacent or secondary industries impacted by technological or process innovation, (ii) develop or implement novel approaches to improve existing products, services, or infrastructure, or (iii) are involved in supporting or facilitating innovation, whether through financing, infrastructure, or other means. This encompasses companies across industries, such as companies in the financial services sector (that are embracing financial innovation) or companies in the energy sector (that are benefiting from tailwinds or infrastructure enhancements due to technology adoption/advancement). Innovation Companies include U.S. and non-U.S. private and public companies, including companies in the pre-initial public offering stage of development. The Fund expects to invest in Innovation Companies that develop, deploy, or enable artificial intelligence or “AI” technologies, including generative artificial intelligence, machine learning, and related innovations, which the Adviser believes have the potential to drive significant disruption and value creation across industries. At times, as part of its investment strategy, the Fund may have a significant portion of its assets allocated to cash or cash-equivalent instruments for liquidity and portfolio management purposes.

The Fund expects to focus on investing in equity securities of Innovation Companies, including common and preferred stock and other securities having equity-like characteristics such as convertible securities, warrants, options and similar equity-linked instruments. The Fund also may invest in debt instruments, including corporate notes, loans and other debt-like instruments, such as structured credit products and hybrid debt-equity investments with equity upside potential, such as asset-backed securities.

The Fund also may engage in more complex strategies by investing in derivative instruments, including options, swaps, forward and futures contracts, to manage risk or to protect the portfolio during periods of volatility, or to gain specific market exposure or enhance returns. The Fund intends to invest in currency-related instruments, including foreign currency forwards or foreign exchange hedges to mitigate currency risks arising from non-U.S. investments. The Fund may utilize both over-the-counter and exchange traded derivative instruments. Additionally, the Fund intends to engage in short sales against the box, which involve selling a security short while holding an equivalent long position in the same security. These transactions are typically undertaken to hedge downside risk, manage tax liabilities, or preserve portfolio value during periods of market volatility. There is no guarantee that any of the above types of complex strategies will be implemented, or if implemented, will be effective.

As the opportunity set in public and private markets evolves over time, the Fund intends to remain nimble to capture what the Adviser believes are attractive investment opportunities. The Fund will primarily allocate its capital to investments in Public Assets and Private Assets that reflect investments in companies powered by strong trends and innovative business models. These strategies will provide the Fund with flexibility to capitalize on unique opportunities, especially in times of market dislocation or volatility.

Depending on market conditions and other factors determined in the sole discretion of the Adviser, the Fund generally intends to allocate approximately 50-80% of its assets to Public Assets and 20-50% of its assets to Private Assets.

●	Public Assets. The Fund intends to focus its investments in long-biased public investments (“Public Assets”) in sectors which Coatue believes have strong long-term growth potential. The Adviser seeks to identify companies that it believes are well-positioned to benefit from secular trends and technological disruption and expects to concentrate most of the Fund’s investments in Public Assets in markets in North America, Latin America, the Middle East, Europe and Asia. These companies are expected to have strong business models and growth potential, and while they may appear expensive based on current earnings, they are typically attractive when valued with a longer-term perspective, focusing on their future earnings potential over a longer term horizon. The Adviser will utilize fundamental proprietary research to build a concentrated portfolio of high conviction positions in both developed and emerging markets.

●	Private Assets. The Adviser will seek to invest the Fund’s assets in privately negotiated investments in public or private companies (“Private Assets”) that fall into one of the two categories below:

●	Growth Equity. Equity investments in private companies with potentially large addressable markets that can support large valuations over time, which the Adviser defines as markets with significant revenue potential, robust customer demand and growth opportunities driven by innovation or secular trends. The Fund may gain access to such growth equity investments through a number of different approaches, including but not limited to privately negotiated primary transactions as well as privately negotiated opportunistic secondary investments (including tender offer participation to support private companies’ provision of liquidity to their security holders).

●	Structured Capital. These investments include equity and equity-linked investments that may have debt-like contractual or structural components, including investments that may be convertible into equity securities, that may include equity upside via warrants, equity participation rights or other contractual provisions. The Fund may gain access to such structured capital investments through several different approaches, including but not limited to: (i) loans and structured credit or credit derivatives; (ii) private credit or hybrid investments; (iii) opportunistic credit; (iv) mezzanine investments; (v) liquid credit investments; (vi) structured growth equity investments; (vii) asset-backed securities; or (viii) offerings of non-convertible preferred stock, convertible preferred stock, or convertible or non-convertible notes or bonds. Such structured capital investments may be custom equity-like structures in which the Fund may seek to include debt-like elements (e.g., PIK interest) and/or contractual liquidity rights (e.g., exit and redemption rights). Depending on their structure and characteristics, certain structured capital investments may be classified as Public Assets, particularly where they are notionally linked to public securities, such as through convertibility features, hedging arrangements, or other market-based references.

As part of its investment strategy, as well as for defensive purposes, which may be for extended periods of time, liquidity management or in connection with implementing changes in its allocation between Public Assets and Private Assets, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents. In such defensive circumstances, elevated cash levels may be maintained to preserve capital, mitigate market volatility, or provide flexibility to deploy capital opportunistically when market conditions stabilize.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33-1/3% of its total assets in accordance with the Investment Company Act. The Fund intends to establish a credit line to borrow money for a range of purposes, including to provide liquidity for capital calls by portfolio investments, to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments and to otherwise satisfy Fund obligations. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, the Adviser may sell certain of the Fund’s assets.

The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed with the approval of the Board upon 60 days’ prior written notice to the Fund’s Shareholders. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Investment Philosophy and Approach

Coatue believes that investing across the public and private market spectrum is the optimal way to gain exposure to Innovation Companies that have emerged or will emerge as winners as innovation trends evolve and shift. The Fund expects to capitalize on Coatue’s decades of investing experience as an experienced public markets investor and risk manager as well as a partnership-minded private equity investor. In investing the Fund’s assets across both Public Assets and Private Assets, Coatue plans to utilize its experience, expertise, and broader resources in sourcing, evaluating and structuring transactions. Coatue seeks to invest across the full company lifecycle, to source and execute attractive investment opportunities in both the public and private markets.

Coatue believes its investing platform helps better inform important aspects of its investment decisions relating to, for example, the timing, price, and size of the Fund’s investments, among other things. Whether it be the inception of an idea at the seed stage or a company’s trading in the public markets, the Adviser’s investing platform is actively engaged in the analysis of companies at all stages. The Adviser intends to leverage its holistic view of the investing lifecycle to gain important perspective on the positioning of, and growth prospects for, interesting ideas and investment opportunities. It will seek to employ its deep fundamental research experience, coupled with its proprietary, data-driven processes to evaluate important variables, including, but not limited to, valuation, total available market opportunity, customer engagement, competition and growth potential.

Innovative companies and/or sectors disrupted by innovation have often experienced greater volatility and larger pullbacks than the broader market. Coatue believes that being early to invest in companies at the forefront of innovation presents an attractive risk/return profile when coupled with strong risk management, investment selection, due diligence, and experience across the capital structure. Coatue’s investment philosophy is informed by observing and learning from six technology innovation waves:

1960-1980: Mainframe. The first major technology wave consisted of large, powerful computers known as mainframes. Mainframes were large and expensive, requiring specialized environments to operate whereby users interacted through terminals. As a result, these mainframes were used primarily by businesses and government agencies, not by the public, for bulk data processing and critical applications. Mainframes enabled users to automate processes, which drove efficiency in accounting, payroll, and other data-heavy tasks.

1980s: Personal Computer (PC). Following the mainframe’s relative inaccessibility to the public, the emergence of smaller, more affordable, and user-friendly PCs democratized computing for individuals and small businesses. Operating systems, such as Windows that later emerged, along with software applications, transformed how people worked and interacted with technology. The PC drove significant increases in productivity and created entirely new industries, such as software development and digital media.

1990s: Networking. The widespread adoption of PC computing enabled technologies that could connect PCs and their users to one another. Local Area Networks (LANs) and protocols enabled communication and resource sharing, including files and printers. Networking was the first step in creating collaborative work environments and ultimately served as the foundation for the internet, which fostered crucial connectivity between people, businesses, and governments across the world.

2000s: Desktop Internet, or Web 1.0. After networking allowed PCs to connect, the internet connected millions of computers, which transformed communication, information sharing, business, social networks, and more. Web browsers, search engines, and e-commerce platforms facilitated a new way of accessing information and conducting business. The internet revolutionized many sectors, giving rise to online businesses, social media, and the digital economy, reshaping how people connect and communicate.

2010s: Mobile Internet, or Web 2.0. After desktop internet came the next step in technological democratization: the power of the internet in your hand through your mobile device. Smartphones and mobile computing shifted the focus from desktop to mobile devices, enabling access to the internet anywhere. Innovations such as touchscreens, apps, and wireless networks fundamentally transformed how people communicate, consume media, and conduct business, and created the rise of mobile-first companies and services.

2015-2020: Cloud / Software as a Service (SaaS). Cloud computing followed mobile internet, enabling access to apps and services on demand by providing scalable resources over the internet. Innovation in SaaS and data analytics enabled collaboration in real-time without extensive local infrastructure, which has driven significant efficiencies and cost savings for businesses.

These innovation waves transformed the world, enabling greater connectivity, efficiency, and automation across global economies, businesses, and consumers’ day-to-day lives. Coatue is focused on identifying the next transformative waves, including generative AI and climate technology, that it believes will drive disruption and value creation over the coming decades. In connection with seeking to identify the winners of the next wave, Coatue seeks to (i) understand the major drivers in each trend to assess the size of the opportunity or total addressable market, (ii) analyze the different companies competing to capture this market and identify the winners, (iii) evaluate the quality of companies’ business models and management teams and (iv) assess where the company is on its s-curve with respect to market penetration and profit growth.

The research methodologies used for a particular investment, and the level and type of investment diligence, will depend on what Coatue deems reasonable and appropriate given the circumstances of the investment (including, without limitation, whether the investment is in a private or public company, Coatue’s experience making investments in the same or similar companies or sectors, the anticipated investment timeline, and the contemplated size of the investment).

Views on the Current Opportunity Set

Coatue currently believes generative AI and climate technology have the potential to be future waves of innovation given the increasing technological advancements, adoption, and momentum in these areas.

Generative AI. Coatue believes that generative AI has the potential to drive transformative, wide-reaching change across the global economy. Generative AI not only powers the creation of new content, automates intricate tasks, and catalyzes innovation across industries, but it also does so at a scale and speed previously unattainable, significantly enhancing productivity, efficiency, and personalization.

Historically, businesses have struggled to ingest and analyze diverse sets of unstructured data, data in different formats and styles, and raw data at scale. Advancements in generative AI models (known as large language models or “LLMs”) have demonstrated compelling new ways to process and generate insights from text, images, audio and video: a massive potential unlock of efficiency, value creation, and customization.

Unlike traditional AI, which has mainly focused on analyzing and predicting outcomes, LLMs can both interpret data and propose novel solutions. This flexibility spans from suggesting a menu for a dinner party for the everyday consumer to crafting complex chemical formulas that push the frontiers of medical discovery.

Coatue believes the generative AI trend is still in the early innings. In recent years, companies focused on LLMs, providing graphics processing units (“GPUs”) to power those LLMs, and data centers that power GPUs have emerged, each of which Coatue views as attractive investment sectors. Hyperscalers, i.e., large cloud computing service providers, have deployed billions in capital expenditure toward generative AI. Coatue is focused on assessing the future use cases and opportunity set that may emerge over time. By way of example, the universe of industries that Coatue thinks may be disrupted by generative AI includes, without limitation, semiconductors, datacenter infrastructure, power, cloud, mobile and PC, software applications, robotics, finance, agriculture, healthcare and the consumer sector.

Climate Technology. Coatue also anticipates disruption in climate technology. Just as Coatue believes generative AI offers transformational technology to companies across a wide range of industries, Coatue similarly expects the demand for GPUs to increase, which in turn may necessitate larger data centers that use significantly more energy than data centers have in the past. As the energy supply versus demand imbalance has and, as Coatue believes, will continue to widen, Coatue anticipates this will accelerate an energy transition (i.e., a worldwide shift from reliance on fossil fuels to renewable energy). In turn, Coatue anticipates there will be attractive multi-decade investment opportunities to support innovation in the climate sector, including, but not limited to renewable energy, nuclear energy, grid equipment, electric vehicles, and solar energy. Coatue believes that growing energy demand, driven in part by increased GPU demand, has the potential to dramatically impact the future of the world’s energy ecosystem.

Investment Types

Public Assets

As it relates to Public Assets, the Fund intends to focus its investments in publicly traded portfolio companies in sectors which Coatue believes have strong long-term growth potential. The Fund’s investment approach will be primarily based on Coatue’s fundamental research taking into account a long-term investment horizon. While broad-based global equity market indices often include many companies that were past winners, the Fund will seek to build the “index of the future,” by aiming to identify the winners for the next major technology innovation wave. By extending the Fund’s investment horizon beyond the typically more short-term nature of the public markets, Coatue may enter into positions in the belief that the Fund will profit long-term as companies innovate, scale and achieve greater market share. Additionally, Coatue believes that attractive investment opportunities exist in public markets that are already more mature but continue to benefit from secular trends. Coatue’s objective is to remain nimble to find attractive trends and to stay ahead of the curve while adhering to the Fund’s core strategy.

With respect to Public Assets, Coatue typically builds a framework based on several major investment themes by observing companies’ strategies, customer needs and the development of new technologies. This framework attempts to discover how industries are likely to grow and change over the long term. Coatue utilizes horizontal and vertical industry analyses to determine which companies may benefit (either directly or indirectly) from new technology breakthroughs or standards, or which companies can reinforce their market leadership through scale and competition. In connection with seeking to identify the winners for the next major technology innovation wave, Coatue seeks to (i) understand the forces at work and the major drivers in each trend to assess the size of the opportunity or total addressable market, (ii) analyze the different companies competing to capture this market and identify the winners, (iii) evaluate the quality of companies’ business models and management teams, and (iv) assess where the company is on its s-curve with respect to market penetration and profit growth.

Within Public Assets, Coatue will employ a rigorous risk management framework to minimize the impact of public market volatility, among other risks. To manage the Fund’s public market volatility, the Adviser aims to apply a disciplined and adaptive approach, allowing it to take advantage of both emerging opportunities and changing market conditions. In addition to selectively increasing cash and cash equivalent levels as market conditions warrant, the Fund seeks to manage risk by resizing positions on an active basis in response to shifts in risk and reward profiles for each investment. The Adviser’s strategy is to approach market volatility with a flexible and opportunistic mindset, maintaining the Fund’s exposure to high-conviction, long-term growth companies even as short-term market fluctuations arise.

The Fund will aim to apply Coatue’s core research-driven approach to mitigate downside risks while positioning for the Fund’s long-term upside. By grounding investment decisions in fundamental research and industry analysis, Coatue intends to keep the Fund’s portfolio aligned with companies it believes are resilient to short-term volatility and well-positioned for long-term growth. Coatue may also employ frameworks to assess the impact of market fluctuations on different sectors, adjusting exposures and cash levels in line with observed shifts in technology trends, company fundamentals, and sector outlook.

Furthermore, Coatue’s long-term investment horizon for the Fund is intended to enable the Fund to retain its focus on companies poised for market leadership, rather than reacting to temporary market disruptions. In this way, the Fund seeks to remain nimble in high-conviction investments, with the capacity to increase or decrease exposure as Coatue identifies changes in market trends or risks, thereby aiming to protect and grow the Fund’s assets over time.

Private Assets

Beyond the breadth of Coatue’s investing business in Public Assets, Coatue also has years of experience investing in early-stage venture, growth equity, structured capital, and other Private Assets. The Fund intends to leverage Coatue’s experience investing across the company lifecycle. As such, Coatue believes the Fund will be well-positioned to invest in attractive risk/return investment opportunities in the private markets.

●	Within growth equity, the Adviser seeks to identify opportunities that have one or more of the following characteristics: (i) powered by a strong underlying trend; (ii) pursuing a potentially large total addressable market; (iii) established winners or breakout leaders within a category or trend; (iv) operating business models with strong unit economics; (v) led by a strong founder and/or management team; or (vi) backed by a best-in-class investor base, provided, however, that not all investments will meet all of these criteria.

●	Within structured capital, Coatue intends to leverage its sector experience and platform resources to source proprietary transactions. The Fund may opportunistically invest in both offensive and defensive transactions such as mergers and acquisitions and establishing paths for companies to accelerate organic growth. Coatue believes that the Fund’s structured capital investment opportunity landscape is vast, as it continues to evolve, and that the market could continue to produce significant investment opportunities. Depending on their structure and characteristics, certain structured capital investments may be classified as Public Assets, particularly where they are notionally linked to public securities, such as through convertibility features, hedging arrangements, or other market-based references.

Coatue believes it can identify attractive entry points and investment structures for strong companies, continue to identify exciting new trends, and leverage Coatue’s partners’ operating experience to provide “hands-on” support to help companies maximize outcomes as needed.

Coatue intends to allocate assets of the Fund to Private Assets consistent with its investment allocation policies and procedures and in accordance with any exemptive relief issued by the SEC, to the extent applicable.

COATUE OVERVIEW

Coatue is a global investment management firm, focused on investing in innovation and technology. As of the date of this Prospectus, Coatue has offices in New York, Menlo Park, San Francisco, London and Hong Kong. Coatue was founded in 1999 by Philippe Laffont, who continues to manage the Adviser today. Coatue assesses companies across their lifecycles, investing from early-stage venture, to growth stage, to structured capital, and into large publicly traded companies driving disruptive technology trends. This full-lifecycle approach is intended to enable Coatue to capture opportunities across a company’s capital structure, from innovation-driven early-stage ventures to established public companies.

Coatue seeks to be early in identifying major new innovation trends and employs a range of research methodologies. The research methodologies used for a particular investment and the level and type of investment diligence will depend on what Coatue deems reasonable and appropriate given the unique circumstances of the relevant investment (including but not limited to the timing associated with the investment), including whether an investment is in a public or private company, Coatue’s experience making investments in the same or similar companies or sectors, the anticipated investment timeline and the contemplated size of the investment. Coatue’s investment process is informed by its analysis of prior innovation waves, which have transformed industries through greater connectivity, efficiency, and automation.

Tenured Senior Leadership. Coatue believes its decades of investment experience, tenured senior leadership, the breadth of its platform and depth of its research and data science capabilities are among its key differentiators. Since 1999, Coatue’s senior leadership has managed client assets through several big drawdowns in technology stocks by actively monitoring risks, considering multiple ways to win, and leveraging the full Coatue platform for insights. Coatue’s senior leadership aims to facilitate an environment that fosters idea generation amongst its team of investment professionals.

Risk Management. Risk management is central to Coatue’s investment strategy. Coatue believes that combining strong investment selection with disciplined portfolio management through prudent exposure is key to generating attractive and consistent returns. Innovation Companies often exhibit high return dispersion in normal market conditions. At times, Innovation Companies also have experienced major pullbacks. Coatue seeks to manage volatility by, among other strategies, cutting exposures to protect capital by selectively increasing cash and cash equivalent levels (including for extended periods of time), using margin borrowing or similar leverage or resizing positions on an active basis to seek to capture changes in the risk/reward of each position. Coatue also may utilize derivative instruments or invest in ETFs for similar defensive purposes.

Proprietary Data Science Capabilities. Coatue has developed a web-based set of tools for managing its investment process, including but not limited to knowledge management and portfolio management support. This set of tools, called Mosaic, is integrated with Coatue’s other back-office systems and technology solutions including its trading platform, order management system and treasury management. Mosaic houses research summaries and visualizes research in a centralized and user-friendly platform available to Coatue’s investment professionals. As it pertains to Private Assets, Mosaic “insights” generated by the data science team, combined with technical experts, trend analyses, custom research projects, proprietary technology platforms, and surveys are integral to helping Coatue’s investment team develop, refine, and continuously update their investment theses. As it pertains to Public Assets, Mosaic provides detailed financial models, price targets and projections to assist Coatue’s investment team in determining the size of each position and assisting with monitoring existing positions (including for risk management purposes).

In 2023, Coatue launched the “Coatue Brain”, which integrates generative AI into the Adviser’s existing data science capabilities and research processes. The “Coatue Brain” is designed to integrate into Coatue’s data architecture, incorporating Mosaic “insights”, data science knowledge, external research, internal investment team views and analysis, and more, with a user-friendly interface. As AI technology evolves, Coatue is focused on evolving alongside to remain at the forefront of innovation. While AI may be utilized by Coatue’s investment team in connection with the research process, investment decisions will continue to be made by Coatue’s investment personnel.

RISKS

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Potential investors with questions as to the suitability of an investment in the Fund should consult their professional advisors to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

General Risks of Investing in the Fund

General Investment Risks

There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile, and a Shareholder could incur a total or substantial loss of its investment.

Limited Operating History

The Fund is a non-diversified, closed-end management investment company with a limited operating history. The Fund has limited historical financial statements and other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Dependence on the Adviser and Key Personnel

The Fund is dependent on the activities of the investment team. The Adviser has sole discretion over the investment of the Fund’s assets, as well as the ultimate realization of any profits. Therefore, the Fund and the Shareholders rely on the management expertise of the Adviser in identifying, acquiring, administering and disposing of the Fund’s investments. The loss of any individual member of the investment team could have a material, adverse effect on the Fund. If for any reason one or more members of the investment team should cease to be involved in the investment management of the Fund, suitable replacements may be difficult to obtain, with the result that the performance of the Fund may be adversely affected. There can be no assurance that each of the investment professionals currently affiliated with the Fund, the Adviser or their affiliates will continue to be affiliated with the Fund and the Adviser throughout the life of the Fund.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares

The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investing in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.

Repurchase of Shares Risk

Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV and the Adviser intends to recommend that, in normal market circumstances, the Board conduct quarterly repurchase offers of no more than 5% of the Fund’s net assets. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of the Fund investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Payment In-Kind For Repurchased Shares

The Fund generally expects to distribute to the holders of Shares that are repurchased cash in satisfaction of such repurchase. See “Repurchases of Shares.” However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. In unusual circumstances, including situations where making a cash payment would result in a material adverse effect on the Fund, the Fund reserves the right to distribute securities as payment for repurchased Shares. In the event of such an in-kind distribution, there is a risk that the distributed securities may be difficult to sell, may lack a readily available market, or may need to be sold at prices below the initially distributed value. Additionally, Shareholders may incur brokerage commissions or other transaction costs in disposing of these securities, and some financial institutions may have limitations on processing or accepting in-kind distributions.

Restrictions on Transfers

Transfers of Shares may be made only with the consent of the Fund, which may be withheld in the Fund’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status

The Fund is a “non-diversified” investment company for purposes of the Investment Company Act, which means it is not subject to percentage limitations under the Investment Company Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments.

A portion of the Fund’s assets will consist of investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for some of the investments in the Fund’s portfolio, those portfolio investments are valued at fair value as determined in good faith by the Adviser, as the Board’s valuation designee, in accordance with the Adviser’s valuation policies and procedures and subject to oversight of the Board. The Adviser may use an independent pricing service or prices provided by dealers to fair value certain of the Fund’s assets that do not have readily available market quotations. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Adviser as the Fund’s valuation designee. In addition, the timing of liquidations of portfolio investments may also affect the values obtained on liquidation. The Fund intends to invest in Private Assets for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s fair valuation of such investments.

The Fund’s NAV is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

Amount or Frequency of Distributions

The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with Subchapter M of the Code. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Investment Risks

Market Risk; Long-Biased Strategy

The profitability of a significant portion of the Fund’s investment program depends to a great extent upon the Adviser correctly assessing the future course of price movements of specific securities and other investments. There can be no assurance that the Adviser will be able to predict accurately these price movements. As the Fund will generally employ a long-biased strategy and may engage in certain hedging activities on only a limited or occasional basis, a negative change in the securities market may result in a significant decline in the value of the Fund’s assets or a complete loss. The Adviser has utilized hedging in certain market conditions, however, there is no guarantee that such hedging will be implemented in the future, or if implemented, will be effective.

Innovation Companies Risks

Certain of the companies, including Innovation Companies, in which the Fund will invest may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price or valuation movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Fund invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence. Some of these companies may have limited operating histories. As a result, these companies may have inexperienced management, face undeveloped or limited markets, have limited products, have no proven profit-making history, may operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses. These companies may not currently derive any revenue, and there is no assurance that such companies will derive any revenue from innovative technologies in the future. Additionally, there may be a heightened risk that some of these companies could experience financial distress or bankruptcy, given the competitive and rapidly evolving market environment in which they operate.

Further, many Innovation Companies including but not limited to those focused on AI, rely on a combination of patent, copyright, trademark and trade secret protection and non-disclosure agreements, to establish and protect their proprietary rights, which are frequently essential to the growth and profitability of a technology company. There can be no assurance that a particular company will be able to protect these rights or will have the financial resources to do so, or that competitors will not develop or patent technologies that are substantially equivalent or superior to the technology of a company in which the Fund invests. Conversely, other companies may make infringement, trade secret or related claims against a company (or the current or former employees of such company) in which the Fund invests, which could have a material adverse effect on such company. These companies may be a party to lawsuits either initiated by it, or against it, or by state, federal and foreign governmental bodies. There can be no assurance that any such litigation, once begun, would be resolved in favor of the company (which in turn could have an adverse impact on the Fund). Furthermore, monitoring and defending against legal actions, whether meritorious, typically is time-consuming for a company’s management and detracts from a company’s ability to fully focus its internal resources on its business activities. In addition, legal fees and costs incurred in connection with such activities may be significant and a company could, in the future, directly or indirectly (through indemnification or otherwise), be subject to judgments or enter into settlements of claims that involve significant monetary, or other costs.

The securities of Innovation Companies can be volatile and the marketplace in which these companies operate is extremely competitive particularly since this sector may not present the capital-intensive barriers to entry that may exist in a more traditional retail commerce company. Because the markets in which these companies operate are so competitive, there can be no assurance that a company which has significant market share will be able to protect that market share as competitors develop technologies or interfaces that are substantially equivalent or superior to the technology of a company in which the Fund invests.

New technologies and improved products and services are continually being developed, rendering older technologies, products and services obsolete. Moreover, competition can result in significant downward pressure on pricing. There can be no assurance that companies in which the Fund invests will successfully penetrate their markets or establish or maintain competitive advantages. Additionally, consumer tastes and preferences can change very quickly, which may result in a company’s market share decreasing rapidly if consumer focus shifts to its competitors. In addition, many of these companies may trade at very high multiples to current earnings with their stock prices reflecting significant future growth which may or may not occur. Moreover, uncertainty in current, pending and/or proposed domestic and foreign government regulations, policies and legislation may impact the development and marketability of internet-and technology-based companies.

Cash and/or Cash Equivalents Risk

At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

Common Stock Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Preferred Securities Risk

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity-like characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Convertible Securities Risk

The Fund will invest in convertible securities, securities that may be exchanged or converted into a predetermined number of the issuer’s underlying shares or the shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, stock index notes, mandatories, or instruments with a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, increase as interest rates decline. Convertible securities, however, also appreciate when the underlying common stock appreciates, and conversely, depreciate when the underlying common stock depreciates.

Warrants and Rights Risk

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and accordingly the Fund may not always realize full value on the sale of rights.

Pre-IPO Securities Risk

The Fund invests in non-publicly traded securities and private instruments for which the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of these securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value prior to termination of the Fund or in response to changes in the economy or financial markets. Due to securities regulations governing certain publicly traded equity securities, that ability could also be diminished with respect to equity holdings that represent a significant portion of the issuer’s voting securities (particularly if the Fund has designated one or more directors). Thus, there can be no assurance as to the timing and amount of distributions from the Fund with respect to any private investments held by the Fund. To the extent any private investments cannot be sold prior to the termination of the Fund, they may be distributed in kind to the Shareholders at termination. The securities and instruments so distributed may not be readily marketable. Additionally, with respect to private investments held by the Fund, no public market exists with respect to those securities and no assurance can be given that an initial public offering or other liquidity event will be consummated by the applicable issuer in the future. Accordingly, there may be significant liquidity restrictions related to such investments.

Corporate Debt Risk

The Fund may invest in corporate debt, which is subject to credit risk, interest rate risk, and liquidity risk. Rising interest rates can reduce the market value of debt securities, while credit risk arises from the possibility that an issuer may default on its payment obligations. Additionally, corporate debt, especially in structured forms or high-yield categories, may be less liquid than equities, and the Fund could face difficulties selling these securities at favorable prices.

Non-U.S. Securities Risk

The Fund invests in securities of issuers with a significant portion of their business and operations in, or a significant portion of their revenues from, China, Europe, India, Latin America, South America and other locations outside the U.S. and therefore will be impacted by conditions in such non-U.S. locations. Investing in these securities involves additional considerations and risks beyond those typically involved in investing in U.S. companies, including the instability of some foreign governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. The application of foreign tax laws (for example, the imposition of withholding taxes on dividends, interest payments or capital gains) or confiscatory taxation may also affect investments in foreign securities. Investments in foreign countries could be affected by other factors not present in the U.S., including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

Emerging Markets Risk

Emerging markets impose risks different from, or greater than, risks of investing in U.S. securities or in non-U.S. developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment and possible repatriation of investment income and capital. In addition, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging markets countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investment in these currencies by the Fund. Securities traded in certain emerging markets countries may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

In emerging markets, there may be less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers and issuers than in other more established countries. Any supervision that is in place may be subject to manipulation or control. While many emerging market countries have mature legal systems comparable to those of more developed countries, others do not. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

Currency Risk

The Fund may invest in financial instruments denominated in currencies other than the U.S. dollar. The Fund, however, values its financial instruments in U.S. dollars. The Fund’s investments that are denominated in a non-U.S. currency are subject to the risk that the value of a particular currency will change in relation to the U.S. dollar or other currencies. The weakening of a country’s currency relative to the U.S. dollar will negatively affect the U.S. dollar value of the Fund’s assets. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, central bank policy, and political developments. From time to time and under certain circumstances, the Fund will seek to hedge and has hedged its traditional non-U.S. currency exposure by entering into currency hedging transactions. The Fund may, but is not obligated to, try to hedge these risks by selling or buying foreign currencies in the forward market, selling or buying foreign currency futures contracts, options or other securities thereon, borrowing funds denominated in foreign currencies or other strategies, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented, or if implemented, will be effective. There can be no guarantee that financial instruments suitable for hedging currency or market shifts will be available at the time when the Fund wishes to use them, or that hedging techniques employed by the Fund will be effective. Furthermore, certain currency market risks may not be fully hedged or hedged at all. To the extent unhedged, the value of the Fund’s positions denominated in currencies other than U.S. dollars will fluctuate with U.S. dollar exchange rates as well as with the price changes of the investments in the various local markets and currencies.

Public Asset Investment Risk

The Fund intends to focus its investments in companies that are Public Assets. Such investments may subject the Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members and increased costs associated with each of the aforementioned risks.

Private Asset Investment Risk

Investments in companies that comprise Private Assets at various stages in their development involve a high degree of business and financial risk. Private companies with limited operating history may require substantial additional capital to support expansion or to achieve or maintain a competitive position, may produce substantial variations in operating results from period to period or may operate at a loss. Certain private companies may also limit the amount and type of information, including financial information, that is provided to the Adviser, which may adversely impact the ability of the Adviser to monitor and value a particular investment.

The Fund may have significant exposure to and invest in Private Assets across a variety of industries or sectors but focused primarily on Innovation Companies, including micro- and/or smaller-capitalization companies. These investments may include investments in early-stage, mid-stage and late-stage companies. Certain of these Private Assets may have modest revenues and may or may not be profitable. Further, the Fund may invest in securities of unseasoned private companies with little or no operating history. These Private Assets represent highly speculative investments. In some cases, the Fund may be the first source of professional financing for such companies. Private Assets may require additional capital, after the Fund’s investment, to develop technologies and markets, acquire customers and achieve or maintain a competitive position. This capital may not be available at all, or on acceptable terms. Further, the technologies and markets of such companies may not develop as anticipated, even after substantial expenditures of capital. Such companies may face intense competition, including competition from established companies with much greater financial and technical resources, more extensive development, manufacturing, marketing and service capabilities, and a greater number of qualified managerial and technical personnel. Portfolio companies may have substantial variations in operating results from period to period and experience failures or substantial declines in value at any stage. To the extent the Fund invests in micro- and/or smaller-capitalization companies, the prices of the securities of such companies are often more volatile than the prices of securities of large-capitalization companies and may not be based on standard pricing models that are applicable to securities of large-capitalization companies. Furthermore, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) may be higher than for larger, “blue-chip” companies. Finally, due to thin trading in the securities of some micro- and small-capitalization companies, an investment in those companies may be illiquid even after they become public companies. When liquidating large positions in thinly traded companies, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small transactions over an extended period of time.

Although the Adviser may seek to negotiate certain protective provisions in connection with the Fund’s investments where possible, the Fund primarily expects its investments to consist of minority positions in companies in which it invests. In those cases, the Fund may not be represented on a portfolio company’s board of directors, and each portfolio company will be managed by its own officers (who generally will not be affiliated with Coatue), and the Fund may have little or no voting power. As a result, the Adviser typically will not be in a position to exercise control over the management of such companies, and, accordingly, may have a limited ability to protect the Fund’s position in such companies. Some companies may depend upon managerial assistance or financing provided by their investors. The value of the Fund’s investments may depend upon the quality of managerial assistance provided by the investors in the companies and their ability and willingness to provide financial support.

The Fund’s ability to realize value from an investment in a Private Asset will depend largely upon successful completion of the company’s initial public offering or the sale of the company to another company, which may not occur for a period of several years after the date of the Fund’s investment, or may not occur at all. There can be no assurance that any of the companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, as to the timing and value of such offerings or sales. In addition, the Fund may be subject to, or may agree to become subject to, lock-up periods subsequent to an initial public offering or other liquidity event. The Fund may also lose all or part of its entire investment if these companies fail or their product lines fail to achieve an adequate level of market recognition or acceptance.

Investments in certain Private Assets may be more difficult to value than other companies as a result of there being more limited or no operating history of such company. It is unlikely that independent pricing information will be available or that other valuation methodologies that the Adviser would customarily use will be available, such as marked to market prices typically provided by dealers and pricing services and relative value pricing mechanisms. Accordingly, it is likely that Fund investments will be valued at their fair value employing methods determined in good faith by the Adviser in accordance with the Fund’s valuation policy. If the valuations of companies should prove to be incorrect, Shareholders could be adversely affected.

Structured Capital Investments Risk

Structured capital investments may involve a variety of risks depending on their structure and underlying assets. These investments may be subject to interest rate risk, particularly when structured as fixed-income instruments that are sensitive to market rate fluctuations. They may also involve asset-backed securities risk, including risks associated with the credit quality of underlying assets, structural complexities, and potential illiquidity. In addition, structured capital investments that include opportunistic credit or mezzanine debt components may be subject to heightened credit risk, including the risk of borrower default and lower recovery values. The bespoke nature of certain structured capital instruments may also give rise to valuation uncertainty, limited secondary market liquidity and legal or documentation risks.

PIPEs Risk

Private investments in public equity (“PIPEs”) are private (unregistered) offerings of common stock or other securities, usually at a discount to current market price, issued by public companies. The typical PIPE is subject to a “lockup” agreement that prohibits the owner from reselling the PIPE security until it is registered or until a designated holding period has elapsed. On occasion, the SEC has refused to allow PIPE securities to be registered due to the immediate impact such registration could have on the public market for such securities (for example, if certain owners of such PIPEs have sold the securities short in anticipation of their registration). Typically, PIPE securities are offered by small public companies, companies in need of regular cash infusions, companies in financial distress or companies where a public offering has failed. PIPE securities may be susceptible to special risks that may not be present in the relevant issuer’s publicly traded securities. Substantial illiquidity could remain even after a PIPE security becomes registered for public sale. The Fund’s entire investment in PIPE securities may be lost if such securities never become registered.

Unlike the purchase of freely tradable common stock in the open market, PIPEs generally involve contractual obligations by the issuer of such securities requiring the issuer to take certain actions, such as registering the securities or, in the case of convertible securities, issuing the underlying securities upon exercise of convertible securities and registering the convertible securities and the underlying securities with the appropriate federal and state authorities for resale. In order for the Fund’s investment strategy to be effective, the issuer of such securities must abide by its contractual obligations. If an issuer fails to meet its contractual obligations, in addition to the possibility of being involved in costly litigation, the Fund may be unable to dispose of the securities at appropriate prices, if at all, or may experience substantial delays in doing so, and thus the Fund may not be able to realize the anticipated, or any, profit with respect to such investment for a substantial period of time, if ever. There can be no assurance that any issuer will succeed in registering for public resale the securities held by the Fund or that registration of securities pursuant to any such arrangement will create liquidity.

Competition for Access to Private Asset Investment Opportunities

Certain markets in which the Fund may invest are extremely competitive for attractive investment opportunities and, as a result, there may be reduced expected investment returns. There can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities in such environments. Among other factors, competition for suitable financial instruments from other pooled investment vehicles, the public and private equity markets and other investors may reduce the availability of investment opportunities. There has been significant growth in the number of firms organized to make such investments, which may result in increased competition to the Fund in obtaining suitable financial instruments. There may also be competition to sell financial instruments. If many investment funds that pursue similar strategies were forced to liquidate positions at the same time, market liquidity would be reduced, which may cause prices to drop, volatility to increase and exacerbate the losses of the Fund.

As a registered investment company, the Fund will be required to make certain public disclosures and regulatory filings regarding its operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, certain private companies may view such filings as contrary to their business interests and deny access to the Fund; but may permit other, non-registered funds or accounts, managed by the Adviser or its affiliates, to invest. As a result, the Fund may not be invested in certain accounts managed by the Adviser or its affiliates, even though those investments would be consistent with the Fund’s investment objective.

In addition, certain provisions of the Investment Company Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however, unregistered funds also managed by the Adviser are not prohibited from the same transactions. The Investment Company Act also imposes significant limits on co-investments with affiliates of the Fund. The Fund relies on the Order from the SEC, which expands the Fund’s ability to co-invest alongside its affiliates in privately negotiated investments. However, the Order contains certain conditions that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

Due Diligence Risk

Before making investments, the Adviser intends to conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment, the Adviser will rely on resources available to it, including information provided by the target of the investment and, in some circumstances, third-party research. The due diligence process may at times be subjective. Accordingly, there can be no assurance that the due diligence that the Adviser will carry out with respect to any investment opportunity will reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity. Further, there can be no assurance that such diligence will result in an investment being successful. Certain investment opportunities will be evaluated on an expedited basis in order to take advantage of investment opportunities, which will substantially limit the amount of due diligence and research conducted by the Adviser. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. Accordingly, there can be no assurance that the research and due diligence conducted by the Adviser will be sufficient to reveal or highlight all facts relevant or material to a particular investment opportunity.

High-Growth Industry and Sector Risk

Investments in high growth industries and sectors, such as technology, may be very volatile. In addition, these companies may face undeveloped or limited markets, have limited products, have no proven profit-making history, may operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses, have limited ability to protect their rights to certain patents, copyrights, trademarks and other trade secrets, or be otherwise adversely affected by the extremely competitive markets in which many of their competitors operate.

Sector Concentration Risk

The Fund may concentrate its investments in certain sectors, particularly innovation, technology, media, and telecommunications, or emerging sectors like machine learning, AI, fintech and electric vehicles. While these sectors offer high growth potential, they also come with heightened risk. Companies in these sectors are often highly dependent on innovation, research and development, and consumer adoption, which can lead to significant price volatility. The Fund’s exposure to concentrated sectors could result in greater losses during periods of market volatility or sector-specific downturns. In fact, the portfolio, at times, may be highly concentrated. Such concentration of risk may increase the losses suffered by the Fund or reduce its ability to hedge its exposure and to dispose of depreciating assets. Accordingly, the investment portfolio of the Fund may be subject to concentration risks and more rapid change in value than would be the case if the Fund were required to maintain a broader diversification among types of positions, securities, industry, geographic or sector areas or other investments or issuers. Limited diversity could expose the Fund to losses disproportionate to those incurred by the market in general if the areas in which the Fund’s investments are concentrated are disproportionately adversely affected by price movements in those financial instruments or assets.

Derivatives Risk

The Fund may invest in derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

Shorting Against the Box Risk. The Fund intends to engage in short sales against the box, which involve selling a security short while holding an equivalent long position in the same security. While these transactions are intended to hedge downside risk, they may involve certain risks, including the potential for transaction costs, reduced portfolio liquidity, and limitations on the Fund’s ability to fully benefit from the appreciation of the long position. Additionally, the strategy may not completely eliminate market risk, and unexpected market movements could result in losses.

Hedging Transactions Risk. The Fund is not required to hedge any particular risk in connection with a particular transaction or its portfolio generally and may elect to not hedge its risks at all. While the Fund may enter into hedging transactions to seek to manage risk (including using short sales or options, index hedges, or foreign exchange hedges, as determined in the sole discretion of the Adviser), such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that it may not be possible to hedge.

Options Risk. The purchase or sale of an option involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security, commodity or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). OTC options also involve counterparty solvency risk.

Futures Contracts Risk. The Fund may invest or trade in futures contracts. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security can produce disproportionately larger profit or loss. Additionally, the Fund may trade certain futures contracts based on virtual currencies. The risks related to futures contracts described herein may be magnified with respect to virtual currency futures due to the nature, regulation and volatility of virtual currencies.

Futures positions (including financial futures) may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This could prevent the Adviser from promptly liquidating unfavorable positions and subject the Fund to substantial losses. In addition, the Adviser may not be able to execute futures contract trades at favorable prices if little trading in the contracts involved is taking place. It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

Under the Commodity Exchange Act of 1936, as amended, futures commission merchants are required to maintain customers’ assets in a segregated account. To the extent that the Fund engages in futures and options contract trading and the futures commission merchants with whom the Fund maintains accounts fail to segregate such assets, the Fund will be subject to a risk of loss in the event of the bankruptcy of one of these futures commission merchants.

Stock Index Futures Risk. The price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, market participants may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause price distortions. Successful use of stock index futures contracts by the Fund also is subject to the Adviser’s ability to correctly predict movements in the direction of the market.

Swap Agreements Risk. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

Foreign Currency Forwards Risk. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of Non-U.S. Securities (as defined in the prospectus) but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures Risk. The Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options Risk. The Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Such transactions in options may include exotic options on currencies, which are typically traded in OTC markets and have additional features that result in different payment structures and/or expirations. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.

Currency Swaps Risk. The Fund may enter into currency swaps. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

OTC Trading Risk. The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded or cleared OTC instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded or cleared OTC instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Cryptocurrency and Digital Asset Investments Risk

At times, on a limited basis, a portion of the Fund’s assets may be invested in cryptocurrencies, decentralized application tokens, protocol tokens and other cryptofinance coins, initial coin offerings, tokens and digital assets and instruments that are based on blockchain, distributed ledger or similar technologies (collectively, “cryptocurrency”). Investments in cryptocurrency assets are subject to many specialized risks and considerations, including risks relating to (i) technology, (ii) security, (iii) regulation, (iv) user/market acceptance, (v) volatility, (vi) timing, and (vii) custody to the extent such assets are custodied with a State-chartered trust company.

The Fund will not engage in distributions in kind of cryptocurrencies or other digital assets to shareholders. Further, the Fund is subject to a 10% cap on direct holdings of digital assets (e.g., cryptocurrencies) using Fund assets. This cap does not apply to investments in cryptocurrency-related ETFs or derivatives.

While cryptocurrencies and their networks have been and are experiencing rapid technological development, such development may not continue at its current rapid pace. There can be no assurance that all material vulnerabilities in the technology associated with a particular cryptocurrency and its associated networks will be identified and addressed prior to the Fund’s investment in such cryptocurrency. Cryptocurrency exchanges continue to be especially susceptible to service interruptions or permanent cessation of operations due to many reasons, including fraud, technical glitches, hackers, malware or governmental regulation or other intervention. In particular, a breach of the security procedures used by the Fund or its third-party custodians, if any, could result in an uninsured loss of the entirety of the Fund’s investment in a cryptocurrency. Any failure of technologies associated with cryptocurrencies or their networks could have a material adverse effect on the Fund’s investments and investment opportunities.

Coinbase Custody is a State-chartered trust company. State-chartered trust companies are regulated by the States, not the federal government. Many States do not yet have fully robust cryptocurrency and digital asset supervisory frameworks and the extent of regulation and oversight of such companies varies by State. In addition, regulations applicable to custody arrangements by State-chartered trust companies with respect to cryptocurrencies and digital assets are new and evolving, creating additional risks on such arrangements. Cryptocurrencies and digital assets are not federally insured. Cryptocurrencies and digital assets also may create verification and recordkeeping challenges for the Fund and Coinbase Custody. The Fund may be negatively affected in the event that Coinbase Custody fails to perform its obligations as custodian of the Fund’s cryptocurrencies and digital assets. The Adviser mitigates the risks associated with having a State-chartered trust company serve as custodian with respect to the Fund’s cryptocurrencies and digital assets through regular monitoring of the Fund’s assets and reconciliations of trading transactions.

Cryptocurrency is not legal tender in the United States, and federal, state or foreign governments may restrict the use and exchange of cryptocurrency at any time. Cryptocurrency has attracted the attention of U.S. regulatory agencies, and future regulation is likely. Various jurisdictions have or may, in the near future, adopt laws, regulations or directives that affect cryptocurrency assets and parties that come into contact with such assets. Such laws, regulations or directives may negatively impact the Fund in a variety of ways, including increasing the compliance burden of the Fund and its related parties or diminishing the value of the Fund’s investments in cryptocurrency assets, if any, imposing additional burdens with respect to the custodial arrangements for such assets, or increase the tax rate on cryptocurrency assets. To the extent that new regulations are imposed, or regulatory authorities find ways to apply existing regulations to cryptocurrency in unanticipated ways, the Fund’s investments may be materially adversely affected. Further, the taxation of cryptocurrencies is uncertain in many jurisdictions, and those jurisdictions that have formulated a position have reached varying (and continuously evolving) conclusions. A discussion of varied tax treatments of cryptocurrency is outside the scope of this discussion.

In their short history, cryptocurrency values have experienced extreme price volatility that may continue in the future. Historical price increases in cryptocurrencies provide no assurance of future results. The value of cryptocurrency also will be affected by the worldwide acceptance or rejection of cryptocurrency. In particular, problems with the supply of cryptocurrency, security flaws (or perceived security flaws), difficulties with converting cryptocurrency to fiat currencies, and concerns that cryptocurrencies may disproportionately facilitate criminal activities may negatively affect the acceptance, growth and development of cryptocurrency. There can be no assurance that the Fund will be able to exit from its investments in cryptocurrency related companies by listing their shares on securities exchanges or disposing of cryptocurrencies in other venues. The trading market, if any, for cryptocurrencies may not be sufficiently liquid to enable the Fund to sell when the Adviser believes it is most advantageous to do so, or without adversely affecting the market price. Continued or renewed volatility in the financial sector may have an adverse material effect on the ability of the Fund to buy, sell and partially dispose of investments. The Fund may be adversely affected to the extent that it seeks to dispose of any of its investments into an illiquid or volatile market and the Fund may find itself unable to dispose of investments at prices that the Adviser believes reflect the fair value of such investments.

Artificial Intelligence (“AI”) Companies

The Fund will invest in companies that (i) design, create, integrate, or deliver autonomous technology and/or AI in the form of products, software, or systems; (ii) develop underlying technology and components for autonomous technology or AI, which may include (without limitation) advanced machinery, semiconductors, databases and software used for machine learning; (iii) provide value-added services on top of autonomous technology and/or AI technology; (iv) develop computer, robotics or other technological systems that are able to perform tasks that normally require human intelligence, such as visual perception, speech recognition, decision-making, and translation between languages; and/or (v) companies that may directly or indirectly otherwise benefit from AI tailwinds, including, without limitation, data center operators, data center infrastructure providers, cloud service providers and power providers (collectively, “AI Companies”).

AI is an emerging technology and, as a result, is subject to a higher level of risk and uncertainty than more established industries/sectors. The AI Companies in which the Fund will invest could be adversely affected if AI adoption is slower, more limited or less successful than anticipated. Even if AI is widely adopted in a relatively short period of time, particular AI Companies will still face significant risks. Among other risks, AI Companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress and increased government scrutiny and regulation, and these factors may lead to rapid and unexpected declines in the value of AI Companies. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Additionally, given that many AI technologies are innovative and have limited track records, it may be more difficult for the Adviser to select investments that meet the objectives of the Fund. Risks to the extent, pace and success of AI adoption include, but are not limited to the following:

●	The legal and regulatory landscape surrounding AI technologies is rapidly evolving and uncertain, including in the areas of intellectual property, cybersecurity, privacy and data protection. For example, there is uncertainty around the validity and enforceability of intellectual property rights related to the use, development, and deployment of AI. Compliance with new or changing laws, regulations or industry standards relating to AI may impose significant operational costs on AI Companies and may limit the extent, pace and success of AI adoption more generally. Failure to appropriately respond to this evolving landscape also may result in legal liability, regulatory action, or brand and reputational harm and have a material adverse effect on particular AI Companies in which the Fund may invest.

●	AI is typically resource-intensive, and significant investments are generally required to build, train, incorporate, run, utilize and enhance AI models and other AI technologies. The pace, extent and success of AI adoption will depend in part on the availability and cost of the resources necessary to build, train, incorporate, run, utilize and enhance AI models and other AI technologies, including, without limitation, semi-conductors and other server components, data center capacity and other data center related resources, including power and cooling. The pace, extent and success of AI adoption, as well as the performance of particular AI Companies in which the Fund may invest, may be adversely affected if there are supply shortages, supply chain delays or other supply chain disruptions related to such resources. Conversely, certain AI Companies have in the past benefited, and may in the future benefit, from the limited supply of certain AI-related resources, including, without limitation, semi-conductors and other server components, data center capacity and other data center related resources, including power and cooling. To the extent that the supply of such resources increases in the future, such supply increases could adversely affect such AI Companies, including by reducing pricing power and increasing potential competition.

●	The pace, extent and success of AI Adoption is also reliant on the end-user demand of products and services in various industries that may in part utilize AI. The development, adoption, and use of AI technologies are still in their early stages and ineffective or inadequate AI development or deployment practices could reduce demand for AI technologies. For example, demand for AI technologies (as well as demand for the products and services offered by particular AI Companies) could be adversely affected if AI Companies are perceived to engage in practices or offer products that are controversial because of their purported or real impact on human, intellectual property, privacy, employment or other rights; because they cause other types of social or economic harm; or because they have higher than expected error, failure or hallucination rates. Demand for AI technologies will also depend on a number of other factors including, without limitation, the ability of AI Companies to produce AI-related products and services that create demonstrable efficiencies and cost-savings for their end-users; and the ability of end-users to make substantial investments in AI technologies.

Even if AI is widely adopted in a relatively short period of time, particular AI Companies will still face significant risks, including the risks outlined above. Among other risks, AI Companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress and increased government scrutiny and regulation, and these factors may lead to rapid and unexpected declines in the value of AI Companies. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services.

Additionally, given that many AI technologies are innovative and have limited track records, it may be more difficult for the Adviser to select investments that meet the objectives of the Fund.

Generative AI Companies

The Fund will invest in companies that incorporate generative AI (“Gen AI”) features into their products, such as embedding AI features across the software development lifecycle to generate other forms of content (“Gen AI Companies”). This new and emerging technology, which is in its early stages of commercial use, presents a number of inherent risks. Gen AI technologies can create accuracy issues, unintended biases, and discriminatory outcomes. There is a risk that Gen AI technologies could produce inaccurate or misleading content or other discriminatory or unexpected results or behaviors (e.g., AI hallucinatory behavior that can generate irrelevant, nonsensical, or factually incorrect results) that could have a material adverse effect on the reputation, business, or customers of Gen AI Companies. In addition, the use of AI involves significant technical complexity and requires specialized expertise. Any disruption or failure in the AI systems or infrastructure of Gen AI Companies could result in delays or errors in their operations, which could have a material adverse effect on the business and financial results of such companies, and accordingly on the performance of the Fund.

Unreliability of AI and Machine Learning Technologies

Independent of its context of use, AI and machine learning technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the models that AI and machine learning technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error, potentially materially so, and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI and machine learning technology. To the extent that the Fund or its portfolio companies are exposed to the risks of AI and machine learning technology use, any such inaccuracies or errors could have adverse impacts on the Fund and its portfolio companies. AI and machine learning technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.

Early Stage Development of AI

As with many innovations, AI presents risks and challenges that could adversely impact the business of the Fund and its portfolio companies. The development, adoption, and use of AI technologies are still in their early stages and ineffective or inadequate AI development or deployment practices by the Fund, the Coatue Group, the Fund’s portfolio companies or third-party developers or vendors could result in unintended consequences. For example, inappropriate or controversial data practices by data scientists, engineers, and end-users of AI systems could impair the acceptance of AI solutions and could result in burdensome new regulations that may limit the ability to use existing or new AI technologies. There also may be real or perceived social harm, unfairness, or other outcomes that undermine public confidence in the use and deployment of AI.  For example, if portfolio companies or third-party developers or vendors enable or offer AI solutions that are controversial because of their purported or real impact on human rights, privacy, employment, or other social issues, brand or reputational harm, competitive harm or legal liability may result.  In addition, third parties may deploy AI technologies in a manner that reduces customer demand for the products and services of portfolio companies. Any of the foregoing may result in decreased demand for the products of such companies or harm to the business, results of operations or reputation of such companies, and accordingly have a material adverse effect on the performance of the Fund. The legal and regulatory landscape surrounding AI technologies is rapidly evolving and uncertain, including in the areas of intellectual property, cybersecurity, and privacy and data protection. For example, there is uncertainty around the validity and enforceability of intellectual property rights related to the use, development, and deployment of AI. Compliance with new or changing laws, regulations or industry standards relating to AI may impose significant operational costs and may limit the ability of the Fund and its portfolio companies to develop, deploy or use AI technologies.  Failure to appropriately respond to this evolving landscape may result in legal liability, regulatory action, or brand and reputational harm and have a material adverse effect on the performance of the Fund.

Use of AI by the Coatue Group

The Adviser is integrating the use of AI to support its investment research process. Specifically, the Adviser utilizes AI tools to analyze data, identify trends, and generate insights to support investment decisions. While AI may be utilized in connection with the research process, all investment decisions for the Fund will be made by the investment personnel of the Adviser. The Adviser intends to periodically evaluate and/or adjust internal policies governing the use of AI by its personnel. Notwithstanding any such policies, the Adviser will be directly subject to risks regarding the use of AI and machine learning technology.

Consumer and Retail Companies Risk

The Fund may invest in securities of companies in the consumer and retail sectors. The securities of companies in the consumer and retail sectors can be volatile and the marketplace in which these companies operate may be extremely competitive. As such, there can be no assurance that the market position of a company in whose securities the Fund holds a position will be stable as the products and services of competitors evolve. Moreover, competition can result in significant downward pressure on pricing and margins. Additionally, consumer tastes and preferences can change very quickly with the result that a company’s market share may change rapidly if consumer focus shifts. The value of securities in this sector may also be affected by changing consumer confidence, disposable household income, government regulation or legislative changes, demographics and commodity prices, which can be highly volatile. Accordingly, the investment portfolio of the Fund may be subject to more rapid changes in value than would be the case if the Fund were required to maintain a wide diversification among industries and sectors.

Infrastructure and Energy Investments Risk

Investment in infrastructure and energy projects, businesses and/or assets involves many risks. Project revenues can be affected by a number of factors including economic and market conditions, political events, competition, regulation, and the financial position and business strategy of customers. Unanticipated changes in the availability or price of inputs necessary for the operation of infrastructure and energy assets may adversely affect the overall profitability of the investment or related project. Events outside the control of a portfolio company, such as political action, governmental regulation, demographic changes, economic growth, increasing fuel prices, government macroeconomic policies, political events, social stability, natural disasters, changes in weather, changes in demand for products or services, bankruptcy, or financial difficulty of a major customer and acts of war or terrorism, could significantly reduce the revenues generated or significantly increase the expense of constructing, operating, maintaining or restoring infrastructure facilities. As a general matter, the operation and maintenance of infrastructure assets or businesses and energy generation and other facilities are subject to substantial regulation, many of which may not be under the control of the owner/operator, including labor issues, failure of technology to perform as anticipated, structural failures and accidents and the need to comply with the directives of government authorities.

In addition, the energy and natural resource sectors are subject to comprehensive United States and non-U.S. federal, state, and local laws and regulations. Present, as well as future, statutes and regulations could cause additional expenditures, decreased revenues, restrictions and delays that could materially and adversely affect the Fund’s investments. There can be no assurance that: (i) existing regulations applicable to investments generally or portfolio companies will not be revised or reinterpreted; (ii) new laws and regulations will not be adopted or become applicable to portfolio companies; (iii) the technology, equipment, processes and procedures selected by portfolio companies to comply with current and future regulatory requirements will meet such requirements; or (iv) such portfolio companies’ businesses and financial conditions will not be materially and adversely affected by such future changes in, or reinterpretation of, laws and regulations (including the possible loss of exemptions from laws and regulations) or any failure to comply with such current and future laws and regulations. The operations of energy companies are subject to many risks inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including, without limitation: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations, any and all of which could result in lower than expected returns to the Fund.

Financial Services and Related Sectors Risk

The Fund may invest in equity and equity-related securities of companies in global financial services and related sub-sectors including, but not limited to banks, insurance, financial technology, and consumer and corporate finance. Many companies in the financial services sector and related sub-sectors have substantial investment portfolios and may therefore be affected more than usual in the event of a general decline in securities markets. In view of the inter-relationship between companies in the financial services sector, the share prices of financial services companies may be particularly vulnerable in the event of a loss of confidence in specific or several financial institutions. In addition, many financial services companies have substantial borrowings and may be particularly vulnerable in the event of rising interest rates.

Defense Investments Risk

Military defense companies depend heavily on contracts with governments for a substantial portion of their business. Changes in a government’s priorities, or delays or reductions in spending could have a material adverse effect on such portfolio company’s business. Budget uncertainty, the potential for government shutdowns, the use of continuing resolutions, and the federal debt ceiling can adversely affect this industry and the funding for a portfolio company’s programs. If appropriations are delayed or a government shutdown were to occur and continue for an extended period, a portfolio company could be at risk of reduced orders, program cancellations and other disruptions and nonpayment. The U.S. Department of Defense’s changes in funding priorities also could reduce opportunities in existing programs and in future programs or initiatives where such company intends to compete and where it has made investments. These companies must comply with extensive laws and regulations relating to the award, administration and performance of government contracts. Government contract laws and regulations affect how these companies do business with its customers and impose certain risks and costs on its business. A violation of these laws and regulations could harm their reputation and result in the imposition of fines and penalties, the termination of contracts, suspension or debarment from bidding on or being awarded contracts and civil or criminal investigations or proceedings. Competition and changing procurement policies could adversely affect a company’s business and financial results. This is a highly competitive industry and competitors may have more extensive or more specialized engineering, technical, marketing and servicing capabilities than a portfolio company. Competitors may develop new technologies, products or services that could replace a portfolio company’s current offerings. Additionally, if competitors can offer lower cost services and products, or provide services or products more quickly, at equivalent or in some cases even reduced capabilities, a portfolio company may lose new business opportunities or contract recompetes, which could adversely affect its future results.

Data Center Investments Risk

Business models are dependent on their ongoing ability to source graphics processing units (“GPUs”) and corresponding data center capacity from third parties, both of which have been, and may in the future be, subject to supply constraints. The Fund could be adversely affected if the portfolio company is unable to source adequate levels of GPUs, data center capacity or other related resources, such as data center cooling resources. Additionally, certain companies have benefited from a high level of demand and limited level of supply for GPU computing capacity. If, in the future, either demand for GPUs falls below, or the available supply of GPUs rises above, such company’s current expectations, the Fund could be adversely affected. The Fund could also be adversely affected if the GPUs currently owned, or in the future purchased, by a company lose value more quickly than currently expected, including because of the introduction of competing products or other technological innovations that make a company’s GPU stock obsolete or less attractive to customers.

Leverage Risk

The use of leverage creates an opportunity for increased Share gains, but also creates risks for Shareholders. The Fund cannot assure Shareholders that the use of leverage, if employed, will benefit the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for Shareholders, including: (1) the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage; (2) the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to Shareholders; (3) the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and (4) that leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by Shareholders. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to Shareholders than if the Fund were not leveraged. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage may reduce the income and/or total returns to Shareholders relative to the circumstance where the Fund had not reduced any of its outstanding leverage.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.

ETF Risk

Because ETFs (which are registered investment companies) are effectively portfolios of securities, the Adviser believes that the unsystematic risk associated with investments in ETFs is generally very low relative to investments in ordinary securities of individual issuers. Although the Fund typically will invest in broad-based ETFs, there may be certain risks to the extent a particular ETF is concentrated in a particular sector, and is not as diversified as the market as a whole and at times, the Fund may invest in industry-specific ETFs. The Investment Company Act places certain restrictions on the percentage of ownership that a registered fund, such as the Fund, may have in a registered investment company.

Other Risks

Short-Term Investments Risk

The Fund will, at times, hold assets in cash, money market instruments and other short-term investments. To the extent the Fund obtains exposure to these investments through ETFs and other pooled vehicles, the Fund will bear its share of the expenses of such funds. The Fund’s liquidity management strategy involves more risk than investing solely in cash and cash equivalents. These positions may also subject the Fund to additional risks and costs.

LIBOR Risk

Following their publication on June 30, 2023, no settings of the London Interbank Offered Rate (“LIBOR”) continue to be published on a representative basis and publication of many non-U.S. dollar LIBOR settings has been entirely discontinued. On July 29, 2021, the Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing the Secured Overnight Funding Rate (“SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. In April 2018, the Bank of England began publishing its proposed alternative rate, the Sterling Overnight Index Average. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023, that do not contain clearly defined or practicable fallback provisions. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the FRS. In addition, the U.K. Financial Conduct Authority, which regulates the publisher of LIBOR (ICE Benchmark Administration) has announced that it will require the continued publication of the one-, three- and six-month tenors of U.S. dollar LIBOR on a non-representative synthetic basis until the end of September 2024, which may result in certain non-U.S. law-governed contracts and U.S. law-governed contracts not covered by the federal legislation remaining on synthetic U.S. dollar LIBOR until the end of this period.

While some of the instruments tied to LIBOR in which the Fund may invest may have included fallback language to address a LIBOR replacement, not all instruments may have such fallback provisions. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, the transition away from LIBOR to alternative reference rates has been complex and could have an adverse effect on the Fund’s investments, including as a result of any changes in the pricing of its investments, changes to the documentation for certain of its investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems.

Recent Bank Failures

The financial markets recently have encountered volatility associated with concerns about the balance sheets of banks, especially small and regional banks who may have significant losses associated with investments that make it difficult to fund demands to withdraw deposits and other liquidity needs. Although the federal government has announced measures to assist these banks and protect depositors, some banks have already been impacted and others may be materially and adversely impacted. The Fund’s business is dependent on bank relationships and the Adviser is proactively monitoring the financial health of such bank relationships. Continued strain on the banking system may adversely impact the Fund’s business, financial condition and results of operations.

Recent Markets Fluctuations and Changes

General fluctuations in the market prices of securities, which may be impacted by, among other things, macro-economic events, tariffs, inflation, or changes in interest or currency rates, will also affect the value of the Fund’s investments. Volatility and instability in the securities markets also may increase the risks inherent in the Fund’s investments. Both private investments and public investments are subject to the risks associated with volatile and unstable securities markets. The duration and ultimate effect of current market conditions and whether such conditions may worsen cannot be predicted. There can be no assurance that such economic and market conditions will be favorable in respect of both the investment and disposition activities of the Fund.

In reaction to changing economic and market conditions, regulators in the United States and several other countries have undertaken in the past and may undertake in the future regulatory actions and implement other measures to ensure stability in the financial markets. Despite these efforts and the efforts of securities regulators of other jurisdictions, global financial markets could become and remain extremely volatile. Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. New regulations and any changes in the political environment could limit the Fund’s activities and investment opportunities or change the functioning of capital markets. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such unpredictable events and changes. The Fund may be adversely affected to the extent that it seeks to dispose of any of its investments into an illiquid or volatile market, and the Fund may find itself unable to dispose of investments at prices that the Adviser believes reflect the fair value of such investments.

Effects of Health Crises and Other Catastrophes

Health crises, such as pandemic and epidemic diseases, as well as other catastrophes that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund and the Adviser’s operations. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for portfolio companies. In addition, under such circumstances the operations, including functions such as trading and valuation, of the Adviser and other service providers could be reduced, delayed, suspended or otherwise disrupted. Further, the occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Inflation Risk

The Fund’s investments may be subject to inflation risk. Inflation risk is the risk that the value of investments or income from investments will be lower in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s investments can decline. Any quantitative easing undertaken by central banks around the world could result in material levels of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economics and securities markets of numerous economies. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s investments. The U.S., the UK, the European Union (“EU”) and other developed economies have been experiencing higher-than-normal inflation rates. It remains uncertain whether substantial inflation in such economies will be sustained over an extended period of time or have a significant effect on the impacted economies. Certain portfolio companies may be impacted by inflation, such as current inflation related to global supply chain disruptions, and to geopolitical uncertainties. Recent inflationary pressures have increased the cost of energy and raw materials and may adversely affect consumer spending, economic growth and operations of portfolio companies.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns and other factors, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

China and the United States have each imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Investments by the Fund are materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, the availability and cost of credit, inflation rates, economic uncertainty, changes in laws, trade policies, commodity prices, tariffs, currency exchange rates and controls and national and international political circumstances (including wars and other forms of conflict, terrorist acts, and security operations) and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and pandemics could materially affect the Fund’s investments to the extent it materially affects global economies or global financial markets. The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. These factors are outside of the Fund’s control and may affect the level and volatility of securities prices and the liquidity and value of the Fund’s portfolio investments, and the Fund may not be able to successfully manage its exposure to these conditions, which may result in substantial losses to Shareholders.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of this military action, resulting sanctions and future local, regional or global market disruptions, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians, could have a severe adverse effect on the region, including significant negative economic impacts. How long such military action and related events will last cannot be predicted.

In addition, the U.S. may at times impose additional laws and regulations that restrict the ability of the Fund to invest in certain countries which could limit the activities of the Fund and cause it to forego investment opportunities that it otherwise would have pursued. In some instances, the Fund may be prohibited from making further investments in an existing portfolio company which could have a negative impact on the Fund’s existing investment and decrease the performance returns attributable to such investment.

Terrorist Action

There is a risk of terrorist attacks on the United States and elsewhere causing significant loss of life and property damage and disruptions in the global market. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced. The impact of such events is unclear but could have a material effect on general economic conditions and market liquidity.

Cybersecurity Breaches and Identity Theft

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund, information regarding portfolio companies, and personally identifiable information of Shareholders and data used in the investment research process. Similarly, service providers of the Adviser and the Fund, including the Administrator (as defined below), may process, store and transmit such information. The Adviser has procedures and systems in place to seek to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s network. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund, information regarding portfolio companies, personally identifiable information of the Shareholders or other types of proprietary or confidential data to be lost or improperly accessed, used, compromised or disclosed. Although the Adviser has a business continuity plan in the event of an emergency or significant business disruption, there can be no assurance that such plan will operate as planned nor can there be any assurance that the business continuity plans of the Administrator, counterparties, clearing brokers, and other parties will operate as planned in the event of an actual disruption. The loss or improper access, use, compromise or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties (including portfolio companies), regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund and the Shareholders.

Exposure to Material Non-Public Information

From time to time, the Adviser may receive material non-public information with respect to an issuer, including, but not limited to, situations where a member of the Coatue Group is on the board of a public company or engages in a take-private transaction. In such circumstances, the Fund may be prohibited, by law, policy or contract, for a period of time from (i) unwinding a position in such issuer, (ii) establishing an initial position or taking any greater position in such issuer and (iii) pursuing other investment opportunities related to such issuer.

Tax Laws Subject to Change

All statements contained herein concerning the U.S. federal income tax (or other tax) consequences of an investment in the Fund are based on existing law and interpretations thereof. Changes in and/or the enactment of new U.S. federal income tax and other tax laws, regulations or other administrative guidance and interpretations thereof could occur during the life of the Fund. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund, including with retroactive effect. Potential investors therefore are urged to seek, and must rely on, the advice of their tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Incentive Fee

The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received. See “Investment Advisory and Management Agreement-Incentive Fee”.

The Incentive Fee is computed and paid on net profits that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, in addition to amounts related to unrealized capital appreciation. If there is a default on an investment by the obligor or such capital appreciation is not ultimately realized, it is possible that amounts previously used in the calculation of the Incentive Fee will become uncollectible, and the Adviser will have no obligation to refund any fees it received in respect of such accrued income. In addition, since in certain cases the Fund may recognize net profits before or without receiving cash representing such net profits and have a corresponding obligation to make an Incentive Fee payment, the Fund may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet its payment obligations.

Indemnification Obligations and Limited Liability of Trustees and Adviser

None of the Trustees, the Adviser or any of their respective affiliates, principals, members, shareholders, partners, officers, directors, employees, agents and representatives (each an “Indemnified Person”) shall have any liability, responsibility or accountability in damages or otherwise to any Shareholder or the Fund for, and the Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Fund, on the part of the Indemnified Persons when acting on behalf of the Fund or otherwise in connection with the business or affairs of the Fund, or on the part of any agents when acting on behalf of the Fund (collectively, the “Indemnified Liabilities”); provided that the Fund shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person’s willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. Notwithstanding the foregoing, no waiver or release of personal liability of any Indemnified Person will be effective to waive any liabilities of such Indemnified Persons under the U.S. federal securities laws, including the Advisers Act and the Securities Act, to the extent any such waiver or release is void under applicable law.

Business and Regulatory Risks and Reporting

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. New laws and regulations or actions taken by regulators that restrict the ability of the Fund to pursue its investment program or employ brokers and other counterparties could have a material adverse effect on the Fund and the Shareholder’s investments therein. In addition, the Adviser may, in its sole discretion, cause the Fund to be subject to certain laws and regulations if it believes that an investment or business activity is in the Fund’s interest, even if such laws and regulations may have a detrimental effect on one or more Shareholders. In addition, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.

Best-Efforts Offering Risk

This offering is being made on a reasonable best efforts basis, whereby the Distributor is only required to use its reasonable best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares.

Risks Relating to Fund’s RIC Status

The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to Shareholders. In order to qualify for such treatment, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. The Fund’s qualification and taxation as a RIC depends upon the Fund’s ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at regular corporate rates and, when such income is distributed, Shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. For example, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with equity or warrants) for U.S. federal income tax purposes. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated to it as a result of its investments in entities treated as partnerships for U.S. federal income tax purposes. In addition, certain investments in corporate stock require inclusion in income of amounts of deemed dividends even if no cash distribution is made. As a result, the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, and therefore the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. The Fund may be required to make a distribution to the Fund’s Shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.

Uncertain Tax Treatment

The Fund may invest in certain investments, may present special tax issues for the Fund and may have uncertain tax treatment. These issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.

CONFLICTS OF INTEREST

Shareholders should be aware that various actual and potential conflicts will arise from the overall investment activities of the Fund, the Adviser, other Coatue-managed funds or accounts, and their respective affiliates. Coatue currently manages, and expects to form, additional funds and separate accounts that make investments in specific regions and/or sectors of the markets, and in the overall markets, targeted by the Fund, certain of which will have substantially the same investment objective, strategies and investments as the Fund and others that will have different investment objectives, strategies and investments compared to the Fund. Such other funds and accounts often will have economic terms that are different than those of the Fund, and can incorporate terms that individually or in the aggregate are more favorable for their investors than the equivalent terms of the Fund. There is no restriction on Coatue establishing or managing additional funds or accounts that invest in specific regions and/or sectors of, or in the overall markets targeted by the Fund.

The following discussion identifies certain existing conflicts of interest relevant to the Fund that should be carefully considered before making an investment in the Fund as well as certain conflicts that reasonably could present themselves in the future but this list is not exhaustive. In addition, Shareholders should be aware that Coatue, the Adviser, their personnel, and their respective affiliates could in the future engage in further activities that could result in additional conflicts of interest not addressed below. When a conflict of interest arises, the Adviser will endeavor to ensure that the conflict is resolved fairly and in an equitable manner to its clients over time that is consistent with its fiduciary duties to the Fund. The Adviser has in place policies and procedures that it believes are reasonably designed to identify and resolve conflicts of interest. However, not all conflicts of interest may be resolved in the Fund’s favor.

Management of Similar Accounts. Coatue’s clients include funds that make (i) investments in U.S. and non-U.S. publicly traded equity securities and equity-related securities and other securities and financial instruments (“Public Investments”), (ii) investments in U.S. and non-U.S. private investments (“Private Investments”), and (iii) both Public Investments and Private Investments. Such clients pursue investment strategies primarily focused on: (a) publicly-traded companies in the public markets (the “Hedge Fund Strategy”), (b) investments in growth, mid to late-stage and in some instances, early stage, private companies (the “Growth Strategy”), (c) venture-focused early stage private market companies (the “Venture Strategy”), (d) investment opportunities related to structured capital solutions in publicly listed companies and privately-held companies (the “Tactical Solutions Strategy”), and (e) public and private company investments across all stages within specific sectors of focus (the “Sector-Focused Strategy”). Coatue also manages certain investment vehicles that invest in a single portfolio company, which generally have co-invested with another fund managed by Coatue. In the future, the Adviser may manage or otherwise provide advisory services to additional other client accounts, including, without limitation, separately managed accounts, proprietary accounts, investment funds, successor funds, special purpose investment vehicles, co-investment funds, “spillover” or “excess opportunity” funds, annex funds and other vehicles. Certain of the Fund’s executive officers and Trustees, and the employees and partners of the Adviser or its affiliates, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other entities managed by Coatue (“Other Managed Accounts”). As a result, they have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders.

As further described above, certain existing Other Managed Accounts have investment objectives and investment strategies similar to, or overlapping with, those of the Fund and certain Other Managed Accounts have investment objectives and strategies that are dissimilar to the Fund. Any future Other Managed Accounts also may be similar or dissimilar to the Fund. Investment objectives or investment strategies may include, without limitation, a focus on public or private markets, and different investment parameters and guidelines (including those relating to leverage). Certain Other Managed Accounts have more favorable liquidity compared to other clients and accordingly, if there are significant redemptions from such Other Managed Account (particularly where there is significant overlap with the securities held), the Adviser may have to liquidate a portion of the assets of such Other Managed Account in a manner that could be disadvantageous to certain Other Managed Accounts. From time to time, the Adviser has, and expects in the future, to give advice and recommend securities to, purchase and sell securities for, and take action with respect to, one or more Other Managed Accounts that will differ and may conflict with advice or recommendations given to, securities purchased and sold for, or action taken with respect to, the Fund, even in cases where the investment objectives may be the same or similar. Even if an Other Managed Account has an investment objective, program or strategy that is similar to that of the Fund and invests in the same securities as the Fund, the Adviser may give advice or take action with respect to the investments held by, and transactions of, such Other Managed Account that differs from the advice given or the timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund (including but not limited to holding a security for one client while selling the security on behalf of another client). Such differences might result from various factors deemed relevant by the Adviser on a case by case basis, including, without limitation, differences between the investment strategy and objective (including any investment guidelines and restrictions), financing terms, availability of other investment opportunities, the nature of the transaction, any contractual or regulatory restrictions that may be applicable (e.g., a lock-up period for an investment), liquidity and liquidity profile, withdrawal terms, current investment composition, the characteristics of the security or other financial instrument involved, investment target size, risk management considerations, regulatory and tax considerations applicable to the Other Managed Accounts and the Fund. In some instances, actions taken for, or a position taken by, an Other Managed Accounts could be adverse to the actions taken for, or a position taken by, the Fund, including by decreasing the prices received by the Fund, and increasing the prices required to be paid by the Fund, limiting the availability of the securities in which the Fund seeks to invest, or other potential disadvantages. These actions taken for Other Managed Accounts could have a material adverse effect on the Fund. As a result, the Fund and the existing Other Managed Accounts are expected to have different portfolios and investment returns and future Other Managed Accounts may have such differences as well.

The level of incentive compensation and management fees that the Adviser is entitled to receive from the Fund and the Other Managed Accounts varies both in amounts and structures, and the employees and partners of the Adviser and its affiliates may have significantly greater personal investments in certain Other Managed Accounts than they do in the Fund. As a result, the Adviser and its investment personnel have an incentive to favor accounts that pay the Adviser higher incentive compensation and/or management fees or in which they have a significant proprietary interest, including in the allocation of investments, time and attention.

Transactions with Other Managed Accounts, the Adviser and its Affiliates. There may be periods when the Adviser could preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s investment objective. The Fund and the Adviser received the Order from the SEC that permits the Fund to, among other things and subject to the conditions of the Order, invest in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain entities managed and controlled by the Adviser and its affiliates, that involve the negotiation of certain terms of the private placement securities to be purchased (in addition to price-related terms), subject to certain terms and conditions.

The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Order or unless such investments otherwise qualify for another Investment Company Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.

Under the terms of the Order, in certain cases where an existing or future investment fund or account managed by the Adviser or any of its affiliates has a pre-existing investment in an issuer in which the Fund and such other investment funds or accounts will co-invest, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Independent Trustees will be required to take steps set forth in Section 57(f) of the 1940 Act, including approving the transaction on the basis that, in relevant part, (i) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and the Shareholders and do not involve overreaching of the Fund or the Shareholders on the part of any person concerned, (ii) the transaction is consistent with the interests of the Shareholders and is consistent with the Fund’s investment objective and strategies, (iii) the Board records in its minutes and preserves in its records a description of the transaction, its findings, the information or materials upon which its findings were based, and the basis for its findings. The Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Order. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, Shareholders.

The Fund, together with interests held by other clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Fund may seek to invest in an issuer’s non-voting securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an issuer not be deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may impose limits on the Fund’s dealings with the issuer and its affiliated persons.

Investment Allocations. If a particular investment is suitable for both the Fund and Other Managed Accounts, the Adviser seeks to allocate the available investment amount between the Fund and the Other Managed Accounts in a manner which it determines is fair and equitable under the circumstances to all clients, including the Fund in accordance with the Adviser’s investment allocation policy (including Coatue’s specific policies related to private investments that it has adopted to supplement its overall investment allocation policies and procedures) and, as applicable, the Order. For a variety of reasons, investments may not be allocated to the Fund or may be allocated differently among accounts (e.g., not on a pro rata basis), including to the extent a particular account has a specific sector investment mandate. The conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.

Common Expenses Frequently Will Be Incurred on Behalf of the Fund and Other Managed Accounts. The Adviser seeks to allocate those common expenses among the Fund and Other Managed Accounts in a manner that is fair and equitable over time and allocates expenses in accordance with its expense allocation policy. The allocations will be subject to review by the Fund’s Board, including the Independent Trustees. However, expense allocation decisions involve potential conflicts of interest (e.g., an incentive to favor accounts that pay higher incentive compensation, or conflicts relating to different expense arrangements with certain clients). The Adviser’s expense allocations often depend on inherently subjective determinations and, accordingly, expense allocations made by the Adviser in good faith will be final and binding on the Fund.

Adviser Affiliates May Engage in Adverse Activities. The Fund may invest in issuers that have relationships with affiliates of the Adviser or other funds or clients of the Adviser. Such affiliates may take actions that are detrimental to the interests of the Fund in such issuers.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The transactions and portfolio strategies the Adviser may use for Other Managed Accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund and affect the prices and availability of the securities and other financial instruments in which the Fund invests. From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the Other Managed Accounts may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. Further, with respect to any public market transactions, when more than one client account seeks to buy or sell the same security at the same time, the Adviser may seek to combine the orders of two or more client accounts into a single order (a “bunched order”) in accordance with the Adviser’s aggregation policies and procedures. Certain transactions in the same financial instrument for one account (including an account in which the Adviser and its personnel may have a direct or indirect interest) may receive more favorable or less favorable prices or terms than another account, and orders placed later may not be filled entirely or at all, based upon the prevailing market prices at the time of the order or trade. In addition, some opportunities for reduced transaction costs and economies of scale may not be achieved.

In connection with its business, from time to time, the Adviser comes into receipt of material non-public information about a public issuer. The receipt of such information has in the past required, and may in the future require clients and funds managed by the Adviser to restrict trading in the securities of that public issuer for a period of time. Additionally, certain investments contemplated by an Other Managed Account, including privately negotiated investments in public issuers made in connection with the Adviser’s tactical solutions investment strategy or other strategies, could expose the Adviser to material non-public information. In some cases, the Adviser may pursue an investment opportunity for one Other Managed Account, even though doing so could result in a trading restriction that affects the Fund or an Other Managed Account. In other cases, the Adviser may decline to pursue an investment opportunity for one Other Managed Account because doing so could result in a trading restriction that affects another Other Managed Account. In addition, Other Managed Accounts, the Adviser and its affiliates may be subject to certain investment restrictions in competitors of a private company in which an Other Managed Account, a proprietary account and/or members and employees of the Adviser invest, that may be imposed by the private company and/or its governing documents. Given the fact that the Adviser manages multiple investment vehicles that, in the past and/or in the future, may make direct or indirect investments in such competitors or related entities, the Fund and Other Managed Accounts may realize impairment of their investments in the private company and/or their rights related to such private company and its related entities. Specifically, to the extent the Adviser, the Fund or an Other Managed Account or their respective affiliates makes an investment in a competitor of a private company, the Adviser, the Fund or an Other Managed Account may lose certain information rights they have with respect to their investment in such portfolio company. In such instance, one client may forego a particular investment opportunity due to the fact that another client would lose information rights in connection with its investment in a competing company. Additionally, one client may make an investment in a portfolio company in which another client has previously invested, or subsequently invests, in a different part of the portfolio company capital structure and vice versa or where one client has different rights or privileges. When one client holds an interest in a portfolio company with rights, preferences and privileges that are different than those held by another client in the same portfolio company, the Adviser could be presented with decisions when the interests of the clients are in conflict.

Third-Party Advisors. There are risks and potential conflicts of interest associated with engaging third-party advisors and research providers (“Advisors and Research Providers”). These individuals and entities are engaged by the Adviser to provide specialized expertise related to the identification, assessment, and management of investments by the Adviser for its clients, including the Fund. They are not employees of the Adviser and are compensated based on the terms of their specific engagements. Compensation and expenses for these services are typically allocated to the fund(s) that benefit from their use, which may include the Fund.

While these Advisors and Research Providers provide supplementary insights and expertise, their role is limited. They do not have discretionary authority over investment decisions, do not furnish advice or make recommendations regarding the purchase or sale of securities, and do not exercise continuous supervisory or management authority over any client’s investments.

Engaging Advisors or Research Providers may still present potential conflicts of interest. Examples of these relationships include an Advisor or Research Provider (a) being affiliated with another investment adviser or family office engaged in investment activities; (b) having their own investment advisory business, including one which has investment activities that overlap with strategies pursued by clients; (c) serving as an officer or director of or other affiliated person of a public and/or private company; (d) investing in the Fund or one or more Other Managed Accounts (or portfolio companies); (e) participating in co-investment opportunities; and/or (f) receiving a portion of fixed fees and other performance based compensation paid by a client account and/or receiving a bonus based in part on a client account’s performance (which may in the discretion of the Adviser be paid to the Advisor or Research Provider by the Fund or Other Managed Accounts). Certain of these positions and relationships may create an incentive for an Advisor or Research Provider to provide advice that may benefit the Advisor or Research Provider or entities other than Coatue or its clients. In addition, an Advisor or Research Provider may have access to material, non-public information, which could be inadvertently disclosed to Coatue. If Coatue were to receive such information, Coatue may be prohibited, by law, policy or contract, for a period of time from acquiring or disposing of a particular security for the benefit of the Fund or the Other Managed Accounts.

Advisory Fee and Incentive Fee Arrangements. The Adviser is paid a fee based on a percentage of the Fund’s net assets. The participation of the Adviser’s investment professionals in the valuation process therefore results in a conflict of interest. The Adviser also has a conflict of interest in deciding whether to cause the Fund to invest in more speculative investments or financial instruments, which increase the assets or profits of the Fund and, accordingly, the Advisory Fee or Incentive Fee payable by the Fund to the Adviser. To mitigate this conflict, the Fund engages independent third-party valuation firms to assist in the valuation of private investments.

Expense Allocations. To the extent permitted under the Investment Advisory Agreement, the Adviser may allocate and pass through to the Fund certain expenses associated with the time spent by non-advisory personnel in connection with Fund-related activities. The amount of any such expenses may fluctuate greatly from year to year. Because the Adviser has an economic incentive to allocate more expenses to the Fund (where they ultimately are indirectly borne by the Shareholders instead of by the Adviser), the Adviser faces a significant conflict between its own economic interests and the economic interests of the Fund. The Adviser faces a similar conflict when structuring compensation of such non-advisory personnel in choosing between compensation which will be paid by the Fund and which will be paid by the Adviser. The Adviser will seek to mitigate such conflicts by making such allocations in a manner the Adviser determines to be reasonable under the circumstances and fair and equitable over time, and the allocations will be subject to review by the Fund’s Board, including the Independent Trustees. The Adviser may have different arrangements with its other advisory accounts, including where such accounts are not allocated any such expenses. The Adviser retains discretion in determining the extent to which such allocations are made across its advisory accounts, including the Fund, consistent with its fiduciary duties and the accounts’ offering and organizational documents.

MANAGEMENT OF THE FUND

Board of Trustees

The Role of the Board

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various individuals of the Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations.

Board Structure and Committees

As required by the Investment Company Act, a majority of the Fund’s Trustees are Independent Trustees and are not affiliated with the Adviser. The Chair of the Board is an interested Trustee. The Board has not designated a lead Independent Trustee. The Board believes its leadership structure is appropriate in light of the Fund’s circumstances, including the nature of the Fund’s operations and the role of the Independent Trustees in overseeing the Fund’s activities. The Independent Trustees meet regularly in executive session and have established standing committees, including an Audit Committee and a Nominating and Governance Committee, to facilitate effective oversight.

The Board has formed an Audit Committee composed of all of the Independent Trustees, the functions of which are: (i) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (iii) to assist the Board in selecting the Fund’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (iv) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund.

The Board has formed a Nominating and Governance Committee composed of all of the Independent Trustees, whose function, subject to the oversight of the Board, is to select and nominate persons for elections or appointment by the Board as Trustees of the Fund. The Nominating and Governance Committee will act in accordance with the Fund’s nominating committee and governance charter. The Nominating and Governance Committee may consider nominees recommended by Shareholders.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent public auditors to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. To the fullest extent allowed by applicable law, including the Investment Company Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Portfolio Management

Adviser

Coatue Management, L.L.C., 9 W 57th Street, 25th Floor, New York, NY 10019, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act.

Primary Portfolio Manager

Philippe Laffont has overall responsibility for the structuring of the Fund’s investment portfolio, the generation of investment strategies and the implementation of all portfolio transactions for the Fund. In certain instances, Mr. Laffont will authorize one or more senior managing directors to place orders to effectuate his investment strategy for the Fund. In addition, on a limited basis, Mr. Laffont may authorize one or more senior investment professionals to make discretionary investments for the Fund as part of the Adviser’s process to develop new investment ideas for the portfolio or similar purposes.

Mr. Philippe Laffont received his French Baccalaureate at the Lycée Français de New York. He graduated from the Massachusetts Institute of Technology, Cambridge, Massachusetts, with a Master’s degree in Computer Science (1991) and Bachelor of Science degrees in Computer Science and Economics (1989). In his Master’s thesis, Mr. Laffont developed an operating system and a graphical user interface for the NuMesh multi-processor computer. His work, along with that of other members of the team, was published in the Proceedings of the International Conference on Supercomputing, July 1993. After graduation, Mr. Laffont worked for McKinsey & Co. as an analyst for management consulting projects in Madrid, Spain. He joined Tiger Management in 1996 as a research analyst. Mr. Laffont formed Coatue in December 1999 and has been the principal decision-maker for Coatue since then.

Key Person Event

A “Key Person” initially shall be defined as Philippe Laffont. The Adviser may appoint additional or replace Key Persons from time to time, with the approval of the Board of Trustees, and will disclose such changes consistent with its obligations under the U.S. federal securities laws. In the event that the Key Person dies or in the event that he becomes incapacitated such that he is unable to participate in the management and affairs of the Adviser in the same manner as immediately before the onset of his incapacity for more than 60 consecutive days, the Fund shall promptly provide notice (the “Key Person Notice”) to all Shareholders consistent with its obligations under the U.S. federal securities laws, and the Adviser shall cease allocating additional Fund assets to Private Assets until the earlier of (i) the sixtieth (60th) calendar day following the date that the Key Person Notice is provided and (ii) the day on which a replacement person for such Key Person (or Key Persons, as applicable) is approved by the Adviser and the Fund’s Board of Trustees (the “Suspension Period”). For the avoidance of doubt, during a Suspension Period, the Fund may continue to invest in Public Assets and or utilize its assets to pay Fund expenses, complete investments in Private Assets, including follow-on investments, fund any guaranteed obligations and/or as necessary for the Fund to preserve its tax status.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Adviser, subject to supervision by the Board, provides certain advisory and management services to the Fund pursuant to an Investment Advisory and Management Agreement between the Fund and the Adviser.

Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly advisory fee at an annual rate of 1.25% based on the value of the Fund’s net assets calculated and accrued monthly in arrears as of the last business day of each calendar month.

For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee and Incentive Fee, if any, payable to the Adviser, the Distribution and Servicing Fee, or any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable in arrears. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser and not by the Fund. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory and Management Agreement.

This Advisory Fee is separate from the Incentive Fee that the Adviser receives in the event that specified investment returns are achieved by the Fund.

A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement is available in the Fund’s shareholder report for the semi-annual period ended June 30, 2025.

Incentive Fee

The Adviser is entitled to an Incentive Fee equal to 12.5% of the Fund’s Total Return, subject to a 5.0% annual Hurdle Amount and a High Water Mark with a 100% Catch-Up (each as defined below). The Incentive Fee is measured on a calendar year basis, paid annually and accrued monthly.

Specifically, the Adviser is entitled to an Incentive Fee in an amount equal to:

●	First, if the Fund’s Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount of the Incentive Fee payable to the Adviser equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount payable to the Adviser pursuant to this clause (this is commonly referred to as a “Catch-Up”); and

●	Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.

“Total Return” for any period since the end of the prior calendar-year end shall equal the sum of (i) all distributions accrued or paid (without duplication) on Shares outstanding at the end of such period since the beginning of the then-current calendar year plus (ii) the change in aggregate NAV of such Shares since the beginning of the then-current calendar year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Shares, (y) any accrual of the Incentive Fee and (z) applicable Distribution and Servicing Fee expenses minus (iii) all other Fund expenses (to the extent not already reflected in clause (ii)) but excluding applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of Total Return will (i) include any realized or unrealized appreciation or depreciation in the NAV of Shares issued during the then-current calendar year, (ii) treat taxes withheld by the Fund on distributions to shareholders as part of the distributions accrued or paid on Shares and (iii) exclude the proceeds from the initial issuance of such Shares.

“Hurdle Amount” for any period during the then-current calendar year means that amount that results in a 5.0% annualized return on the NAV of the Shares outstanding at the beginning of the then-current calendar year and all Shares issued since the beginning of the then-current calendar year calculated in accordance with recognized industry practices and taking into account: (i) the timing and amount of all distributions accrued or paid (without duplication) on all such Shares minus all Fund expenses but excluding applicable expenses for Distribution and Servicing Fees; and (ii) all issuances of Shares over the period.

The NAV of Shares used in determining the Hurdle Amount will be calculated before giving effect to any accrual of the Incentive Fee and applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude: any Shares repurchased during such period, which Shares will be subject to the Incentive Fee upon repurchase. Except as described in “Loss Carryforward Amount” below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Shares redeemed during the then-current calendar year, which Shares will be subject to the Incentive Fee upon repurchase. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Incentive Fee. This is referred to as a “High Water Mark.”

Promptly following the end of each calendar year, the Adviser will be entitled to an Incentive Fee as described above calculated in respect of the portion of the year to date, less any Incentive Fee received with respect to prior periods within that year (the “Annual Allocation”). The Incentive Fee that the Adviser is entitled to receive at the end of each calendar year will be reduced by the cumulative amount of Incentive Fees paid during that year.

The Adviser will not be obligated to return any portion of the Incentive Fee paid by the Fund due to the subsequent performance of the Fund.

Terms of Investment Advisory Agreement

The Investment Advisory Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held on March 31, 2025. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by a majority vote of the entire Board; by vote of a majority (as defined by the Investment Company Act) of the outstanding voting securities of the Fund; or by the Adviser. After the initial term of two years, the Investment Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the Investment Company Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person (or as otherwise permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules thereunder.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund, the Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person or any sub-adviser in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.

The Adviser agreed to voluntarily waive its Advisory Fee for the six-month period from the Initial Closing Date. The Advisory Fees waived by the Adviser during this six-month period are not subject to recoupment by the Adviser under the Expense Limitation Agreement.

Expense Reimbursement Arrangements

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory Agreement.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Advisory Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses related to investing in portfolio companies in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments by the Fund; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed 0.75% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser incurred the expense. The Expense Limitation Agreement has a term ending one year from the initial offering of the Fund’s securities under an effective Registration Statement on Form N-2, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the Independent Trustees. Organizational and certain initial operating expenses incurred prior to the commencement of the Fund’s operations and reimbursed by the Adviser are included as reimbursable expenses under the Expense Limitation Agreement, subject to the same three-year recoupment period.

NET ASSET VALUATION

The Fund calculates the NAV of each class of Shares as of the close of business on the last business day of each month and at such other times as the Board, in consultation with the Adviser, shall determine (each, a “Determination Date”). The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the NAV of each class of Shares), less all of its liabilities (including accrued fees and expenses), each determined as of the relevant Determination Date. The NAVs of Class S Shares, Class D Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the NAV of Class S Shares, Class D Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Board has approved procedures pursuant to which the Fund will value its investments. The Fund values securities for which market quotations are “readily available” (including, as applicable, Public Assets) at market price. All other securities and other assets are valued at “fair value” as determined in good faith by the Board. The Board has designated the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the Investment Company Act. The Board oversees the Adviser’s implementation of the Fund’s valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s investments in accordance with Certification Topic ASC 820 of the Financial Accounting Standards Board.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using observable foreign exchange rates provided by a recognized pricing service.

Public Assets

The value of any cash on hand or on deposit, bills and demand notices and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued as aforesaid and not yet received shall be deemed to be the full amount thereof unless in any case the same is unlikely to be paid or received in full, in which case the value thereof shall be determined after making such discount as the Adviser may consider appropriate in such case to reflect the true value thereof.

Public Assets held by the Fund: (i) which are listed on a securities exchange will be valued at the official closing price on such exchange on the date of determination, or, if there is no official closing price on such day, at the midpoint of the bid/ask spread at the close of business on such day, or if there is no bid or ask price for a particular day, at the official closing price for the prior day or the most recent prior day for which there is an official closing price; (ii) which are traded over-the-counter which are freely transferable will be valued at the midpoint of the bid/ask spread at the close of business on the date of determination, or, if there is no bid or ask price for a particular day, at the midpoint between the bid and the ask at the close of business for the prior day or the most recent prior day for which there is a quote; (iii) which are options, either on stocks or indices, that are listed on an exchange and are freely transferable will be valued at the midpoint of the bid/ask spread at the close of business on the day involved; (iv) which are options traded over-the-counter which are freely transferable will be valued at the midpoint of the bid/ask spread at the close of business on the day involved, or if there is no bid or ask price for a particular day, at the midpoint between the bid and the ask at the close of business for the prior day or the most recent prior day for which there is a quote; (v) which are futures contracts which are listed on major securities exchanges are valued at their last reported sales price as of the valuation date; (vi) which are the fair value of foreign currency contracts will be valued using observable foreign exchange rates; and (vii) which are publicly traded digital assets are priced daily at the end of the U.S. trading day (i.e., 4:00 pm ET).

Private Assets

With respect to valuation of Private Assets (i.e., securities not traded on an established securities exchange or not reported through NASDAQ or comparable established non-U.S. over-the-counter trading system), the Adviser, through its Valuation Committee, meets at least quarterly to review valuation memoranda and materials for each such investment and determines, in good faith, the fair value methodology for each such investment. In making such good faith determination, the Valuation Committee expects to generally rely on one or more third-party valuation firms to assist with the fair valuation of the Fund’s investments, and the Valuation Committee and/or the third-party valuation firms may analyze a variety of materials, including information that Coatue receives from private companies (which may include financial statements, capitalization tables, transaction documents and board materials, as available and applicable) and Coatue’s valuation model.

The fair valuation arrived at for each Private Asset using the foregoing quarterly process is subject to change/update for purposes of determining each subsequent month-end Fund NAV (until the next quarterly fair valuation is determined) by the Valuation Committee. Specifically, in making a good faith determination each month whether and to what extent the most recent quarter-end fair value of an investment requires a subsequent adjustment to arrive at the updated fair value for a particular investment. The Valuation Committee may consider a number of factors, such as an investment’s latest round of financing, operating performance, market-based performance multiples, announced capital markets activity and any other relevant information.

Other Considerations

A substantial portion of the Fund’s assets are expected to consist of Private Assets for which there are no readily available market quotations and thus their valuation is subject to inherent uncertainty and conflicts of interest. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. There are inherent uncertainties associated with the determination of fair value. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

In the event that the Adviser determines that the above valuation guidelines are impracticable or not appropriate in relation to a particular asset or liability of the Fund, or in the case of assets or liabilities not specifically referenced above, the Adviser shall determine prudently and in good faith the fair value of such asset or liability, including the potential to rely on internal pricing models. Such valuations might vary from similar valuations performed by independent third parties for similar types of securities or assets or liabilities. The valuation of illiquid securities and other assets and liabilities is inherently subjective and subject to increased risk that the information utilized to value such assets or liabilities or to create the price models could be inaccurate or subject to other error.

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s issuance (including through dividend or distribution reinvestment) or repurchase of Shares through repurchase offers at NAV at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.

The Fund expects to generally accept purchases of Shares as of the first business day of each month. The number of Shares a Shareholder receives will be based on the Fund’s most recent NAV, which will be calculated for the last business day of the preceding month (i.e., one business day prior to date on which the Fund will accept purchases). The Adviser generally expects to receive information for certain Fund investments, such as private companies, on a quarterly basis only and on a significant delay, and the Adviser has engaged a third-party valuation firm to assist in the fair valuation of Private Assets. The Adviser does not expect to receive updated information intra-quarter for such investments, which may impact the Adviser’s valuation determinations. A subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing Shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing Shareholders to the benefit of subscribing investors.

ELIGIBLE INVESTORS

Although the Shares are registered under the Securities Act, the Shares are sold only to persons or entities that are “qualified clients,” as defined in Rule 205-3 under the Advisers Act.

In addition, Shares generally are being offered pursuant to this Prospectus only to investors that are U.S. persons for U.S. federal income tax purposes. The qualifications required to invest in the Fund are in subscription documents that must be completed by each prospective investor.

Financial intermediaries may impose additional eligibility requirements. Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

PLAN OF DISTRIBUTION

Distributor

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), with its principal place of business at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a best efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

Financial intermediaries may enter into selling agreements with the Distributor to purchase Shares in the Fund on behalf of their clients. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.” Selling agents typically receive the sales load with respect to Class S Shares and Class D Shares purchased by their clients. While the Fund does not impose an initial sales charge on Class I Shares, if a Shareholder buys Class S Shares and D Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. Investors should consult their financial advisors at such selling agents or financial intermediaries.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for its Class S Shares and Class D Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class D Shares and activities related to administration and servicing of Class S or Class D accounts. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution Plan, Class S and Class D Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable.

Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.

PURCHASING SHARES

The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediaries’ procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor is $50,000 with respect to Class S Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $5,000 with respect to Class S Shares and Class D Shares and $250,000 with respect to Class I Shares.

The Fund may accept lesser amounts below these minimums for Trustees of the Fund and employees of Coatue and vehicles controlled by such employees.

The minimum initial and additional investments may also be reduced by the Fund in its discretion for certain investors based on the consideration of various factors, including but not limited to the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund in its discretion for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

Shares are generally offered for purchase as of the first business day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. For purposes of this Prospectus, a “business day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the acceptance of its investment in the Fund delayed until the following month. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due 3 business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month, where funds are remitted by wire transfer.

A prospective investor is required to review, complete, and execute a subscription document. The subscription document is designed to provide the Fund with important information about the prospective investor. A prospective investor must submit a completed subscription document at least 5 business days before the acceptance date. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any sales load, fees or expenses. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, a prospective investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any closing, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.

Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become Shareholders by being admitted as Shareholders. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline.

Share Class Considerations

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the shares; and

●	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sales charge, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class S Shares

Class S Shares are sold at the prevailing NAV per Class S Share. If you buy Class S Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a 3.50% cap on NAV for Class S Shares. Class S Shares are subject to a Distribution and Servicing Fee at an annual rate of 0.85% of the net assets of the Fund attributable to Class S Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class S Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class S Shares are available to any eligible investor through brokerage and transactional-based accounts.

Class D Shares

Class D Shares are sold at the prevailing NAV per Class D Share. If you buy Class D Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a 2.00% cap on NAV for Class D Shares. Class D Shares are subject to a Distribution and Servicing Fee at an annual rate of 0.25% of the net assets of the Fund attributable to Class D Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (iii) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker dealer that offers Class D shares and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class I Shares

Class I Shares are sold at the prevailing NAV per Class I Share and are not subject to any upfront sales charge. Class I Shares also are not subject to any Distribution and Servicing Fee.

Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker dealer, whose broker dealer does not receive any ongoing compensation from the Fund, (vii) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees of Coatue and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment advisor regarding your account type and the classes of Shares of the Fund you may be eligible to purchase.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charges and no Distribution and Servicing Fees. Such expenses are applicable to Class S and Class D Shares and will reduce the NAV or distributions of the other share classes. If you are eligible to purchase Class S and Class D Shares but not Class I Shares, then you should consider that Class D shares have lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

Exchange of Shares Between Classes

Assuming the exchange meets the eligibility requirements of the class into which such Shareholder seeks to exchange and the Fund has received proper instruction from the financial intermediary to effect such exchange and consents to such exchange, (i) a financial intermediary may, in its discretion, determine to exchange a Shareholder’s Shares at such Shareholder’s request and (ii) in certain cases, where a holder of Class S Shares or Class D Shares is no longer eligible to hold such class of Shares based on the Shareholder’s arrangements with its financial intermediary, (a) such holder’s Class S Shares may be exchanged into an equivalent NAV amount of Class D Shares or Class I Shares and (b) such holder’s Class D Shares may be exchanged into an equivalent NAV amount of Class I Shares.

An investor may be permitted to exchange Shares between classes on an elective basis, provided that, among other things: (1) the investor’s aggregate investment would have met the minimum initial investment requirements in the applicable class at the time of purchase and continues to meet those requirements; (2) the Shares are otherwise available for offer and sale; and (3) the investment meets all other requirements for investing in the applicable class. When an individual investor cannot meet the minimum initial investment requirements of the applicable class, exchanges of Shares from one class to the applicable class may be permitted if such investor’s investment is made by an intermediary that has discretion over the account and has invested other clients’ assets in the Fund, which when aggregated together with such investor’s investment, meet the minimum initial investment requirements for the applicable class. Investors will not be charged any fees by the Fund for such exchanges. Ongoing fees and expenses incurred by a given class will differ from those of other share classes, and an investor receiving new Shares in an exchange may be subject to lower total expenses following such exchange. Exchange transactions will be effected only into an identically registered account. While exchange transactions will generally not be treated as a redemption for federal income tax purposes, investors should consult their tax advisors as to the federal, foreign, state and local tax consequences of an exchange. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION

The Fund is a non-diversified, closed-end management investment company. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

TRANSFER RESTRICTIONS

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

REPURCHASE OF SHARES

At the sole discretion of the Board, the Fund may from time to time provide Shareholders with a limited degree of liquidity by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchase offers, if any, will be made to all holders of Shares.

Subject to the Board’s discretion, under normal market circumstances, the Fund intends to conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Fund normally conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely. The Fund will provide payment of the repurchase offer proceeds within seven (7) days of the date on which the repurchase offer expires for each repurchase offer. Shareholders whose shares are accepted for repurchase will continue to bear the risk of changes in the Fund’s NAV until the valuation date of such repurchase offer (the “Valuation Date”).

Repurchase of Shares Process

The following is a summary of the process expected to be employed by the Fund in connection with the repurchase of Shares. Additional information with respect to such process will be included in the materials provided by the Fund to Shareholders in connection with each repurchase offer. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information that Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

The Fund generally expects to repurchase its Shares with cash, although it reserves the ability to issue payment for the repurchase of Shares through a distribution of portfolio securities. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions and/or proceeds from its investments in the form of securities that are transferable to Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Adviser’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the date the Fund gives written notice to the tendering Shareholders of its election to purchase such Shares (the “Repurchase Date”), and thereafter if the Shareholder retains Shares following such date, and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Payments in cash for repurchased Shares may require the Fund to liquidate certain Fund investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund also may need to maintain higher levels of cash or borrow money to pay repurchase requests in cash. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

A 2.00% Early Repurchase Fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interest of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class. Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund, the Adviser, or Coatue will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

DISTRIBUTIONS

The Fund intends to elect to be treated as, and intends to continue to qualify annually as, a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund operates under a DRIP administered by State Street Bank and Trust Company. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to State Street Bank and Trust Company. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by State Street Bank and Trust Company 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, State Street Bank and Trust Company, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

State Street Bank and Trust Company will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. State Street Bank and Trust Company will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. State Street Bank and Trust Company will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, State Street Bank and Trust Company will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither State Street Bank and Trust Company nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the Fund c/o State Street Bank and Trust Company at One Congress Street, Boston, MA 02114 (direct overnight mail) or c/o Coatue Management, L.L.C. at 9 West 57th Street, 25th Floor, New York, NY 10019. Certain transactions can be performed by calling the toll-free number 617-662-7100.

DESCRIPTION OF SHARES

The Fund is a Delaware statutory trust formed on November 12, 2024. The Fund offers three classes of Shares: Class S Shares, Class D Shares and Class I Shares. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the Investment Company Act, which provides that such Shares may not be issued at a price below the then-current NAV, exclusive of the sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of August 31, 2025:

Share Class	Amount Authorized	Amount Outstanding
Class S Shares	Unlimited	65,591,305
Class D Shares	Unlimited	5,000
Class I Shares	Unlimited	120,715,555

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisors should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the Investment Company Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights except as the Board may approve.

Liability of Shareholders

Under the Declaration of Trust, no Shareholder shall be subject to any personal liability whatsoever to any person in connection with Fund property or the acts, obligations or affairs of the Fund. No Trustee shall have any power to bind personally any Shareholder or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) with or without cause only by an affirmative vote of two-thirds of the remaining Trustees; or (ii) by the Shareholders pursuant to the Declaration of Trust. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company” as those terms are defined by the Investment Company Act and the necessary amendments to the Declaration of Trust to permit such a conversion, the Fund shall, upon complying with any requirements of the Investment Company Act and Delaware law, become an “open-end” investment company upon the affirmative vote or consent of the holders of the Shares outstanding.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder’s capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may not bring a derivative action on behalf of the Fund unless: (a) the Shareholder makes a pre-suit demand upon the Trustees to bring the subject action (unless an effort to cause the Trustees to bring such an action is not likely to succeed as determined under the terms of the Declaration of Trust); (b) Shareholders eligible to bring such derivative action who collectively hold Shares representing ten percent (10%) or more of the total combined NAV of all Shares issued and outstanding join in the request for the Trustees to commence such action (the “10% Threshold”); and (c) the Trustees are afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action (the “Shareholder Undertaking”). The provisions of the Declaration of Trust regarding the 10% Threshold and the Shareholder Undertaking do not apply to claims arising under the federal securities laws.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit but does not apply to claims arising under the federal securities laws.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the Investment Company Act or the Declaration of Trust.

Term, Dissolution, and Liquidation

The Fund shall be dissolved: (i) upon the affirmative vote to dissolve the Fund by the Trustees of the Board or upon the affirmative vote to dissolve the Fund by a majority of the Shares outstanding; or (ii) as required by operation of law.

Upon the occurrence of any event of dissolution, one or more Trustees of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more Trustees of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to the acquisition, ownership, and disposition of shares and the Fund’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. This discussion applies only to beneficial owners that acquire the Fund’s Shares in this initial offering at the offering price.

This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that the Fund has assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold the Fund’s shares as part of a straddle, hedging, or other risk reduction strategy, conversion transaction or other integrated investment, constructive sale transaction for U.S. tax purposes, Shareholders subject to the alternative minimum tax, tax-exempt organizations or governmental organizations, banks, insurance companies, brokers or dealers in securities or currencies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, traders in securities or commodities that elect mark to market treatment, pension plans and trusts, Shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, Shareholders who are not entitled to claim the benefits of an applicable income tax treaty, U.S. expatriates and former citizens or long-term residents of the United States, Shareholders and U.S. Persons that are exempt from U.S. federal income tax, RICs, real estate investment trusts, personal holding companies, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statements, persons who acquire an interest in the Fund in connection with the performance of services, Shareholders and investors in pass through entities, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners, members and owners, Shareholders that are treated as partnerships for U.S. federal income tax purposes (and investors therein), non-U.S. Shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations” (“CFCs”), passive foreign investment companies (“PFICs”), and corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to the three-year holding period rule in Section 1061 in the Code, persons who hold or receive Shares pursuant to the exercise of any employee stock options or otherwise as compensation, and tax qualified retirement plans, and financial institutions. In addition, this discussion does not discuss any aspect of U.S. state or local tax, the federal estate or gift tax or non-U.S. tax.

Such persons are urged to consult with their tax advisors as to the U.S. federal income tax consequences of an investment in the Fund, which may differ substantially from those described herein.

This discussion assumes that Shareholders hold the shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). Unless otherwise noted, this discussion applies only to U.S. Shareholders that hold Shares as capital assets.

The discussion is based upon the current provisions of the Code, existing and proposed Treasury regulations, its legislative history, published rulings and court decisions, and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This Fund is under no obligation to provide information to an investor with respect to changes in law or facts affecting this discussion after the date hereof.

The Fund has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding the offerings pursuant to this Prospectus or pursuant to any accompanying Prospectus supplement unless expressly stated therein, and this discussion is not binding on the IRS. Prospective investors should be aware that the IRS may not agree with the Fund’s tax positions and, if challenged by the IRS, such tax positions might not be sustained by the courts. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of the Fund’s shares that is for U.S. federal income tax purposes:

●	an individual who is a citizen of the United States or is treated as a resident of the United States for U.S. federal income tax purposes,

●	a domestic corporation, or other domestic entity treated as a corporation for U.S. federal income tax purposes,

●	any estate the income of which is subject to U.S. federal income taxation regardless of its source, and

●	any trust if - (i) a court within the United States is able to exercise primary supervision over the administration of a trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust.

A “Non-U.S. Shareholder” is any beneficial owner of Shares that is not a U.S. Shareholder nor classified as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Any partner of a partnership holding Shares is urged to consult its tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation.

Election to be Taxed as a Regulated Investment Company

As soon as practicable, the Fund intends to elect to be treated, and to continuously qualify each year thereafter, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

The Fund’s qualification and taxation as a RIC depends upon the Fund’s ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

Qualification as a Regulated Investment Company

If the Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal or state income tax on the portion of the Fund’s taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) the Fund timely distributes (or is deemed to distribute, except with respect to certain retained capital gains as described below) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to the Fund’s Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect or so elects) and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (the “Excise Tax Distribution Requirement”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. The Fund may be liable for the excise tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from its underlying investments, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	elect to be treated and qualify as a registered management company under the Investment Company Act at all times during each taxable year;

●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Gross Income Test”); and

●	diversify its holdings so that at the close of each quarter of the taxable year:

●	at least 50 percent of the value of the Fund’s total assets is represented by cash, and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities for purposes of this calculation are limited, in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of the taxpayer and to not more than 10 percent of the outstanding voting securities of each issuer, and

●	not more than 25 percent of the value of its total assets is invested in (i) the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are determined, under regulations prescribed by the Secretary, to be engaged in the same or similar trades or businesses or related trades or businesses, or (iii) the securities of one or more qualified publicly traded partnerships.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments is generally not expected to adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income generally would be subject to U.S. corporate federal income tax (and possibly state and local taxes), which the Fund would indirectly bear through its ownership of such subsidiary.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

The Fund may have investments, either directly or through entities that are treated as partnerships in which the Fund invests, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated to it as a result of its investments in entities treated as partnerships for U.S. federal income tax purposes. Because any amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to the Fund’s Shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount.

A portfolio company in which the Fund invests may face financial difficulty that requires it to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, or result in unusable capital losses and future non-cash income. Any such reorganization could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If the Fund’s deductible expenses in a given year exceed investment company taxable income, the Fund would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to Shareholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. Due to these limits on the deductibility of expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to its Shareholders even if such income is greater than the aggregate net income it actually earned during those years. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, the Fund’s deduction of net business interest expense is generally limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the Investment Company Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

Tax Consequences of a Period Prior to RIC Qualification; Failure to Qualify as a RIC

While the Fund intends to elect to be treated as a RIC as soon as practicable, there may be a period during which the Fund does not qualify as a RIC. If the Fund has net taxable income prior to the Fund’s qualification as a RIC, the Fund will be subject to U.S. federal or state income tax on such income. The Fund would not be able to deduct distributions to Shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to the Fund’s Shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate Shareholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate Shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to qualify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of the Fund’s previously undistributed earnings and profits attributable to any period prior to the Fund becoming a RIC by the end of the first year that it intends to qualify as a RIC. If the Fund has any net built-in gains in its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) as of the beginning of the first year that the Fund qualifies as a RIC, the Fund would be subject to a corporate-level U.S. federal income tax on such built-in gains if and when recognized over the next five years. Alternatively, the Fund may elect to recognize such built-in gains immediately prior to the Fund’s qualification as a RIC.

If the Fund has previously qualified as a RIC but fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If, before the end of any quarter of the Fund’s taxable year, the Fund believes that it may fail the Diversification Tests, the Fund may seek to take certain actions to avert a failure. However, the action frequently taken by RICs to avert a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of its investments.

If the Fund has previously qualified as a RIC but fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year and will satisfy the Annual Distribution requirement.

Taxation of the Fund’s Investments

Hedging and Derivatives Transactions

Certain of the Fund’s investment practices, including hedging and derivatives transactions, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions (vii) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income (viii) cause the Fund to recognize income or gain without receipt of a corresponding cash payment; (ix) produce income that will not be qualifying income for purposes of the 90% Gross Income Test described above; and, (x) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment. The Fund will monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions; however, no assurance can be given that the Fund will be eligible for any tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Investments in Partnerships

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the direct investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any partnership (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes).

Securities and other Financial Assets

Gain or loss realized by the Fund from warrants acquired by the Fund, as well as any loss attributable to the lapse of such options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant, security, or other financial asset.

The Fund may invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that the Fund distributes sufficient income in order to avoid the imposition of any material U.S. federal income or excise tax liability.

The Fund and the companies the Fund invests in will be generally subject to certain leverage limitations regarding the deductibility of interest expense for federal income tax purposes.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the yield on those securities would be decreased. Shareholders are not expected to be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a “passive foreign investment company,” or “PFIC,” the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by it to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, it will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent the Fund does not exceed prior increases included in income. The Fund’s ability to make either election will depend on factors beyond its control, and it is subject to restrictions that may limit the availability or benefit of these elections. Under either election, the Fund may be required to recognize in a year income in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from dispositions of PFIC Shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each taxable year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC (as discussed above). In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

The Fund does not expect to satisfy the conditions necessary to pass through to its Shareholders their share of the non-U.S. taxes paid by the Fund, thus, Shareholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

Taxation of U.S. Shareholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders. If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund’s Shares is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund’s Shares by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders are urged to consult tax advisors about the U.S. tax consequences of investing in the Fund’s Shares.

Taxation of Distributions

The Fund’s distributions generally will be taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Federal taxes on the Fund’s distributions of capital gains are determined by how long the Fund is owned or is deemed to have owned the investments that generated the capital gains, rather than how long a Shareholder has owned the Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, and if certain holding period requirements are met, such distributions (“Qualifying Dividends”) may be eligible for the preferential rates applicable to long-term capital gains.

Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains includible in a Shareholder’s net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50 percent dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders are urged to consult tax advisors in determining the application of these rules in their particular circumstances.

In this regard, it is not expected that a significant amount of distributions paid by the Fund will generally be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to long-term capital gains applicable to Qualifying Dividends or the dividends-received deduction available to corporations under the Code.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to the Shareholder in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. If an investor acquires Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of its business interest income over the sum of its (i) business interest expense and (ii) other deductions properly allocable to its business interest income.

For any period that the Fund does not qualify as a “publicly offered regulated investment company,” as defined in the Code, Shareholders will be taxed as though they received a distribution of some of our expenses. A “publicly offered regulated investment company” is a RIC whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year. The Fund anticipates that it will qualify as a “publicly offered regulated investment company,” as defined in the Code, beginning with the tax year ending December 31, 2025. However, there can be no assurance that the Fund will qualify as a “publicly offered regulated investment company” for any of our taxable years. If the Fund is not a publicly offered RIC for any year, a U.S. Shareholder that is an individual, trust or estate will be treated as having received as dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of the Advisory Fee and Incentive Fees paid to the Adviser and certain of our other expenses for the year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Shareholder. Under current law, most miscellaneous itemized deductions are disallowed for non-corporate taxpayers for the 2018 through 2025 tax years. The Fund (or if a U.S. Shareholder holds shares through an intermediary, such intermediary) will provide each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Such distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation. Such distributions generally will not be eligible for the dividends-received deduction otherwise available to certain U.S. corporations or the lower U.S. federal income tax rates applicable to certain qualified dividends.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Sale or Other Disposition of the Fund’s Shares

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of shares of the Fund’s Shares may be disallowed if substantially identical Shares or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. Shareholder’s adjusted tax basis of the acquired Shares.

Income from Repurchase of Shares In General

A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment.

In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

●	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

●	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

●	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders are urged to consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution are urged to consult their tax advisors.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment

If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares. The tax treatment of any amount treated as a dividend is described above under “Taxation of Distributions.”

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable shares distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Disclosure of Certain Recognized Losses

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares in excess of $2 million or more for a non-corporate, individual U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of Tax-Exempt Shareholders

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation if the Shareholder is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. Shareholder of the activities the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its Shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the Shareholder’s ownership of shares and receipt of dividends with respect to such shares. Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in shares of the Fund if the tax-exempt Shareholder borrows to acquire its shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in the shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders are urged to consult their tax advisers before investing in the Fund’s Shares.

Distributions on Our Common Stock; Sales or Other Dispositions of Our Common Stock

Whether an investment in the Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders are urged to consult their tax advisers before investing in the Shares. The following discussion does not apply to Non-U.S. Shareholders that are engaged in a U.S. trade or business or hold their shares in connection with a U.S. trade or business. Such Non-U.S. Shareholders are urged to consult their tax advisers to determine the consequences to them of investing in our Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of the Fund’s distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their tax advisors.)

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of the Fund’s Shares, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States), in which case such distributions or gains generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons or (b) the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied, in which case the distributions or gains, as the case may be, generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), although the distributions or gains may be offset by U.S. source capital losses, if any, of the non-U.S. Shareholder provided such holder has timely filed U.S. federal income tax returns with respect to such losses.

Under the Fund’s DRIP, if a Non-U.S. Shareholder owns the Fund’s Shares registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of the Fund’s common stock unless the Non-U.S. Shareholder opts out of the DRIP. See “Dividend Reinvestment Plan.” If the distribution is a distribution of the Fund’s investment company taxable income, is not reported by the Fund as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of the Fund’s current or accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in the Fund’s Shares. Non-U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to Non-U.S. Shareholders. A Non-U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the Non-U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the Non-U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Non-U.S. Shareholder’s account. The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Shareholder.

A Non-U.S. Shareholder who participates in a repurchase of Shares will, depending on such Non-U.S. Shareholder’s particular circumstances be treated as either recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Non-U.S. Shareholders participating in a repurchase of Shares should review the disclosure under “Taxation of U.S. Shareholders - Income from Repurchase of Shares” for information regarding the characterization of any proceeds received on a repurchase of Shares.

The Fund must generally report to its Non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate. Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of the Fund’s Shares, provided the Non-U.S. Shareholder furnishes to the Fund the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Non-U.S. Shareholders are urged to consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to a foreign entity that is not a financial institution unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares of the Fund’s Shares, beneficial owners could be subject to this 30% withholding tax with respect to distributions on their shares of the Fund’s Shares and potentially proceeds from the sale of their shares of the Fund’s Shares. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Information Reporting and Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 24% from all distributions to certain U.S. Shareholders (i) who fail to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect and is subject to backup withholding. An individual’s taxpayer identification number is his or her social security number. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, and may entitle such Shareholder to a refund, provided that proper information is provided to the IRS.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Shares. Shareholders are urged to consult tax advisors with respect to the particular tax consequences to them of an investment in the Shares.

ALL SHAREHOLDERS ARE URGED TO CONSULT TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

CUSTODIAN

State Street Bank and Trust Company serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian.

The Custodian’s principal business address is One Congress Street, Boston, MA 02114-2016.

The Fund will invest directly in cryptocurrency or similar digital assets, and Coinbase Custody Trust Company serves as the Fund’s custodian for those assets. The Fund’s assets will be held in a segregated custody account at Coinbase Custody, where they will be maintained as custodial assets in trust for the Fund and will not be treated as general assets of Coinbase Custody. Assets will be held in an offline, cold storage environment within Coinbase’s Prime Vault, with multiple layers of security and verification controls in place to ensure their safekeeping. The Fund will retain the ability to verify its custodial balance on-chain, and Coinbase Custody will provide reporting capabilities, including post-trade analysis and customizable reports. For a discussion of the material risks associated with having Coinbase Custody, a State-chartered trust company, serve as custodian with respect to the Fund’s cryptocurrency and digital asset holdings, see “Risks-Investment Risks-Cryptocurrency and Digital Asset Investments Risk”.

ADMINISTRATION AND ACCOUNTING SERVICES

The Fund has entered into an Administration and Fund Accounting Agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s NAVs and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. In consideration for these services, the Fund pays the Administrator tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services.

The Administrator’s principal business address is One Congress Street, Boston, Massachusetts 02114.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company whose principal business address is One Congress Street, Boston, Massachusetts 02114, serves as the Fund’s transfer agent with respect to the Shares.

State Street Bank and Trust Company serves as the Fund’s dividend paying agent.

FISCAL YEAR; REPORTS TO SHAREHOLDERS

The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 375 9th Avenue, New York, NY 10001.

LEGAL COUNSEL

Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, serves as legal counsel to the Fund. No attorney-client relationship exists, however, between Kirkland & Ellis LLP and any other person solely by reason of such other person investing in the Fund.

COATUE INNOVATIVE STRATEGIES FUND

Class S Shares
Class D Shares
Class I Shares

PROSPECTUS

November 25, 2025

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

COATUE INNOVATIVE STRATEGIES FUND

Class S Shares
Class D Shares
Class I Shares

Statement of Additional Information

November 25, 2025

Coatue Innovative Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated November 25, 2025. This SAI does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling State Street Bank and Trust Company at 617-662-7100, by writing to the Fund at 9 West 57th Street, 25th Floor, New York, NY 10019 or by visiting www.coatuectek.com. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act, or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

TABLE OF CONTENTS

Additional Investment Policies

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act). For this purpose, under the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated.

The Fund’s fundamental investment restrictions are as follows:

1.	The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry or groups of industries. For the avoidance of doubt, this 25% limitation on investment in a single industry or groups of industries does not restrict or limit: (i) the Fund’s authority to invest 25% or more of the value of its total assets in portfolio funds; or (ii) the Fund’s ability to invest in U.S. Government securities or such other securities as may be excluded for this purpose under the Investment Company Act.

2.	The Fund may not issue senior securities or borrow money except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities.

4.	The Fund will not make loans of money or securities to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in fixed-income securities or enters into repurchase agreements in a manner consistent with its stated investment policies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33-1∕3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

5.	The Fund will not purchase or sell physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief or unless otherwise acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing and selling foreign currency, options, swaps, futures and forward contracts and other financial instruments and contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts. For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

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6.	The Fund will not purchase, hold or deal in real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Coatue Management, L.L.C., the Fund’s investment adviser (“Coatue” or the “Adviser”). The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

Unless otherwise indicated, all limitations under the Fund’s investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, including changes resulting from the Fund having a smaller base of assets after a repurchase offer, will not require the Fund to dispose of an investment until the Adviser determines that such disposition is in the Fund’s best interest.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the Investment Company Act. These limitations are based either on the Investment Company Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board upon 60 days’ prior written notice to Shareholders.

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Investment Practices, Techniques and Risks

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Public Asset Investments

The Fund may make investments in publicly listed companies whose primary business is managing investments in private markets and in publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies. Publicly traded private markets investments generally involve publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, business development companies, special purpose acquisition companies (“SPACs”), alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies. Such vehicles also may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private markets investments are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private markets transactions are significantly easier to execute than other types of private markets investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants or other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.

Because SPACs and similar entities are essentially blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.

Purchasing IPOs

The Adviser may, from time to time, purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks are associated with these securities, including lack of a trading history, lack of knowledge about the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies, and this volatility can affect the value of the Fund’s investment in those securities. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Adviser to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings may be involved in relatively new industries or businesses, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the performance of the Fund at times when it does not yet have a substantial amount of assets.

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Private Investments in Public Equity

The Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Leveraged Portfolio Companies

Certain of the Fund’s investments may include businesses with high levels of debt or may be investments in leveraged buyouts. Leveraged buyouts by their nature require companies to undertake a high ratio of fixed charges to available income. The leveraged capital structure of such investments will increase the exposure of a portfolio company to adverse economic factors such as rising interest rates, downturns in the economy or deteriorations in the condition of such portfolio company or its industry. Leveraged investments are inherently more sensitive to declines in revenues and to increases in expenses and recessions, operating problems and other general business and economic risks may have a more pronounced effect on the profitability and survival of such investments. Leveraging the capital structure of a portfolio company will mean that third parties, such as banks, may be entitled to the cash flow generated by such investments prior to the Fund receiving a return. In addition, there can be no guarantee that debt facilities will be available at commercially attractive rates throughout the term of the Fund or when due for refinancing such that the Fund or the applicable portfolio company will be exposed to less favorable terms or rates upon a refinancing, or that any facilities negotiated will be fully utilized. If a portfolio company cannot generate adequate cash flow to meet its debt obligations, the Fund may suffer a total loss of capital invested in such company.

Controlled Investments

The Fund may have controlling interests in certain of its portfolio companies. The exercise of control over a company may impose additional risks of liability for environmental damage, product defects, pension and other fringe benefits, failure to supervise management, violation of laws and governmental regulations (including securities laws) and other types of liability, for which the limited liability generally afforded to investors may be ignored. If any such liabilities were to arise, the Fund might suffer significant losses. The possibility of successful claims against the Fund and/or its affiliates cannot be precluded. In addition, members of the Coatue Group may serve as directors of certain of the portfolio companies, including public companies, and as such, may have duties to persons other than the Fund.

In certain cases, the success of the Fund’s investments may depend, in part, on the ability of the Fund to assist in the restructuring of, and effecting improvements in, the operations of a portfolio company. The activity of identifying and implementing restructuring programs and operating improvements at portfolio companies entails a high degree of uncertainty. Certain features of a relevant business environment (e.g., a company’s reluctance or inability to effect layoffs or close or divest of unprofitable business lines) may impede or prevent the implementation of necessary restructuring steps for such companies. There can be no assurance that the Fund will be able to successfully identify and cause or persuade a company to implement such restructuring programs and improvements. Further, to the extent that the Fund owns a controlling stake in, has representatives on a board of directors or creditors’ committee or is deemed an affiliate of a particular company, it may be subject to certain additional bankruptcy or securities laws restrictions which could affect both the liquidity of the Fund’s interest and the Fund’s ability to liquidate its interest without adversely impacting the investment’s price.

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Exchange Traded Funds

Because exchange-traded funds (“ETFs”) (which are registered investment companies) are effectively portfolios of securities, the Adviser believes that the unsystematic risk associated with investments in ETFs is generally very low relative to investments in ordinary securities of individual issuers. Although the Fund typically will invest in broad-based ETFs, there may be certain risks to the extent a particular ETF is concentrated in a particular sector, and is not as diversified as the market as a whole and at times, the Fund may invest in industry-specific ETFs. The Investment Company Act places certain restrictions on the percentage of ownership that a registered fund may have in a registered investment company.

Investments in Private Investment Funds Managed by a Third Party

While the Adviser intends that the majority of the Fund’s investments will be made directly in the applicable private company, from time to time, the Fund may make investments in one or more investment vehicles managed by an unaffiliated third party, including but not limited to some vehicles that may only invest in a single portfolio company or other vehicles that make multiple investments in various underlying portfolio companies. The value and liquidity of an investment in a third-party managed private investment fund will be affected by decisions made by such entity’s management, and the Adviser may have no control over such decisions. As a result, there can be no assurance that every third-party manager engaged by the Fund will invest on the basis expected by the Adviser. To the extent the Fund invests in a private investment fund, the Fund may be subject to the fees and incentive allocation charged by such entity, which may be in addition to the fees and expenses to which the Shareholder is subject as an investor in the Fund. The Fund will not invest more than 15% of its net assets in such private investment funds.

Investments in Partnership Interests

The Fund may invest in partnership interests, which involve certain risks not typically associated with investments in corporations. Partnerships may have fewer regulatory and corporate governance protections compared to corporations, which could result in less transparency and weaker investor rights. Additionally, partnerships may allocate income, gains, losses, deductions, or credits differently than corporations, potentially leading to unexpected or unfavorable tax consequences for the Fund.

Partnership interests may also be less liquid than other types of investments, and there may be limited or no secondary market for such interests. The Fund could experience delays or restrictions when attempting to sell or transfer its partnership interests, which could negatively impact the Fund’s ability to meet its liquidity needs. Furthermore, partnerships may have concentrated operations, dependence on key personnel, or exposure to industry-specific risks, which could increase the volatility of their value and the risk of loss for the Fund.

Risks Associated with Specific Sector, Industry and Geographic Investments

Regulation of the Automotive Industry

The Adviser may invest the Fund’s assets in companies related to the automotive industry. The automotive industry is subject to a wide range of U.S. federal, state, local and non-U.S. laws and regulations, such as those relating to motor vehicle sales, retail installment sales, leasing, finance and insurance, advertising, licensing, consumer protection, consumer privacy, escheatment, anti-money laundering, the environment, vehicle emissions and fuel economy, health and safety, and employment practices. With respect to motor vehicle sales, retail installment sales, leasing, finance and insurance, and advertising, companies in the automotive industry are subject to various laws and regulations, the violation of which could subject them to consumer class action or other lawsuits or governmental investigations and adverse publicity, and, possibly, to administrative, civil, or criminal sanctions. With respect to employment practices, companies in the automotive industry are subject to various laws and regulations, including complex federal, state, and local wage and hour and anti-discrimination laws. The violation of other laws and regulations to which companies in the automotive industry may be subject also can result in administrative, civil, or criminal sanctions, which may include a cease and desist order against the subject operations or even revocation or suspension of licenses to operate the subject business, as well as significant fines and penalties. Failure to comply with applicable laws and regulations or the unfavorable resolution of one or more lawsuits or governmental investigations may have an adverse effect on an automotive company’s business, results of operations, financial condition, cash flows, and prospects.

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The automobile industry in particular experiences significant product liability claims and the companies in which the Fund invests face inherent risk of exposure to claims in the event such companies’ vehicles do not perform or are claimed to not have performed as expected. Companies in which the Fund may invest face claims arising from or related to misuse or claimed failures of new technologies that such companies are developing. A successful product liability claim could cause a company in which the Fund invests to pay a substantial monetary award. Moreover, a product liability claim could generate substantial negative publicity about alternative fuel products and business, and could have a material adverse effect on a company’s brand, business, prospects and operating results.

Alternative Fuel Vehicles. The growth of the companies in which the Fund may invest is highly dependent upon the worldwide adoption by consumers of alternative fuel vehicles in general and electric vehicles in particular. There is no guarantee of future demand, or that such companies’ vehicles will not compete with one another in the market. If the market for electric vehicles does not develop as the Adviser expects, develops more slowly than the Adviser expects, or if demand for alternative fuel vehicles decreases, the business, prospects, financial condition and operating results of the companies in which the Fund invests could be harmed.

The market for alternative fuel vehicles is rapidly evolving. As a result, the market for alternative fuel vehicles could be affected by numerous factors, such as: perceptions about electric vehicle features, quality, safety, performance and cost; perceptions about the limited range over which electric vehicles may be driven on a single battery charge; competition, including from other types of alternative fuel vehicles, plug-in hybrid electric vehicles and high fuel-economy internal combustion engine vehicles; volatility in the cost of oil and gasoline; government regulations and economic incentives; access to charging facilities; and concerns about future viability of the companies in which the Fund invests.

Healthcare and Related Investments

The Fund may invest in the securities of biopharmaceutical, life sciences, biotechnology, diagnostic and other healthcare-related companies or in related assets involving a high degree of business, financial, technological and regulatory risk which can result in substantial losses. Some of these risks relate to the underlying biopharmaceutical assets themselves, and others to the companies that manufacture or market these products, their distribution, competitors and in some cases partners in manufacturing or distribution. These risks include but are not limited to:

●	certain companies that manufacture and/or market the products may have limited operating histories, making it difficult to assess the potential effectiveness of a company’s management, and thus the likelihood of the products’ commercial success;

●	certain companies may not have sufficient management or marketing personnel with appropriate scientific or medical training in order to adequately produce or market these products, which may slow or impede the revenue stream generated by the product;

●	the prices at which these investments will be made by the Fund may be based, in part, on assumptions that a limited number of other products will compete with the relevant underlying products in the markets in which they are sold, or that the underlying products will otherwise command a pricing premium in these markets, which assumptions may prove to be inaccurate;

●	some of the licensing agreements or other rights relating to the investments held by the Fund may be terminated;

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●	government policies and regulations applicable to certain of these companies or their products may change in ways that adversely affect the companies or their products’ marketability and, thus, the revenue streams generated by the related assets held by the Fund; and

●	investor sentiments and preferences with regard to life sciences sector investments (some of which are generally perceived as risky) may change, which may have an adverse effect on the values of the securities held by the Fund in such companies.

Certain of these companies may become involved in lawsuits with respect to these products, or with respect to intellectual property rights or other rights relating to them, which lawsuits may result in an inability to market these products or may otherwise impair the related revenue stream, additionally, issuers of foreign securities may not have similar protections with respect to intellectual property rights as are applied in the United States. In the case of any direct investments in biopharmaceutical assets, the Adviser may not be successful in structuring these investments in a way that shields the Fund from liability in the event of lawsuits relating to any products or rights in which the Fund has a direct or indirect interest, thereby potentially resulting in the Fund bearing such liabilities and, in such event, the Fund may suffer potentially significant losses beyond its investment.

Certain of the companies in which the Fund may invest also may experience adverse impact from: (i) unanticipated delays in research and development efforts; (ii) previous preclinical testing or clinical trial results that ultimately are not indicative of future clinical trial results; (iii) errors in the conduct of clinical trials; (iv) adverse safety findings regarding drugs; (v) clinical trial results that do not support submission of a marketing approval application for drug product candidates; (vi) reliance on third party manufacturers, collaborators, and clinical research organizations who may fail to perform according to agreed specifications; (vii) inability to control the development of out-licensed drug compounds or drug candidates; (viii) inability of collaborators to develop and commercialize product candidates; (ix) costs associated with prosecuting, maintaining, defending and enforcing patent claims and other intellectual property rights; (x) inability to maintain or obtain adequate product liability and other insurance coverage; (xi) adverse impact of technological advances and competition; (xii) inability to compete against third parties with greater resources; (xiii) changes in pricing and reimbursements in the markets in which they compete; (xiv) stronger than expected competition to develop and commercialize similar drug products; (xv) inability to obtain patent protection for discoveries; (xvi) inability to in-license potential drug compounds or drug candidates or other technology; (xvii) excessive leverage; limitations on their ability to incur additional indebtedness and incur liens on their assets restricting their ability to obtain additional capital when needed; (xviii) cost of goods sold remaining high enough that it is difficult to achieve profitability; (xix) third-party payors for drugs or diagnostics rescinding or modifying their contracts or reimbursement policies or delaying payments; (xx) inability to expand as expected outside the United States; (xxi) failure to receive reimbursement for a drug or diagnostic under changing Medicare rules; (xxii) failure of physicians to prescribe a drug or diagnostic to the extent anticipated; (xxiii) inability to obtain inputs necessary to the manufacture of a drug or diagnostic at the anticipated cost; (xxiv) failure of information technology and telecommunications systems that are critical to their business; (xxv) failure to appropriately handle or dispose of biological and hazardous materials; misplaced reliance on third-party distributors; (xxvi) difficulties in integrating legacy companies from a merger or acquisition; and (xxvii) inability to recruit talented personnel, including scientists.

In addition, to the extent that the Fund makes an investment in a company that is dependent on a product that has not yet received all applicable governmental approvals, there is a risk that the product will not obtain such approvals and that the product will not be able to be sold to consumers, as obtaining such approvals can often be a lengthy and expensive process the outcome of which can be uncertain. Even if all applicable governmental approvals are obtained with respect to such a product, previously unknown or undisclosed side-effects or complications relating to the product may be disclosed, resulting in a loss of market acceptance or a withdrawal of previously-granted approvals, thereby reducing or eliminating the revenue stream supporting the securities or other assets held by the Fund.

Biotechnology Industry Risk. Companies within the biotech industry invest heavily in research and development, which may not lead to commercially successful services or products or may become obsolete quickly. The biotech industry is also subject to significant governmental regulation and changes to governmental policies or the need for regulatory approvals, which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment or expiration of such rights may have adverse financial consequences for these companies. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.

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Cryptocurrency and Digital Assets

At times, on a limited basis, a portion of the Fund’s assets may be invested in cryptocurrencies, decentralized application tokens, protocol tokens and other cryptofinance coins, initial coin offerings, tokens and digital assets and instruments that are based on blockchain, distributed ledger or similar technologies (collectively, “cryptocurrency”). Investments in cryptocurrency assets are subject to many specialized risks and considerations, including risks relating to (i) technology, (ii) security, (iii) regulation, (iv) user/market acceptance, (v) volatility, (vi) timing, and (vii) custody to the extent such assets are custodied with a State-chartered trust company.

Investments in digital assets involve significant risks due to their unique characteristics, and these risks may negatively impact the Fund’s performance. Digital assets are highly speculative and volatile investments, with prices often experiencing substantial fluctuations in short time frames. This volatility can arise from factors such as market sentiment, regulatory developments, technological advances, or general economic conditions.

Digital assets also present liquidity risk. As the digital asset market is relatively new and may lack the liquidity available in more established markets, it may be difficult for the Fund to sell its digital assets at favorable prices. In addition, the digital asset market operates through a network of exchanges and brokers that may be subject to operational or cybersecurity vulnerabilities, which could lead to losses. Exchanges may experience downtimes or breaches, impacting the Fund’s ability to access or transact in digital assets.

Regulatory risk is another substantial factor affecting digital assets. The regulatory environment for cryptocurrencies and blockchain technology is evolving rapidly, with various jurisdictions proposing new rules or interpretations that may restrict or prohibit certain transactions or uses of digital assets. Regulatory actions, whether at the state, federal, or international level, could limit or even eliminate the Fund’s ability to continue investing in certain digital assets, potentially leading to substantial losses. Furthermore, cryptocurrencies and digital assets are often maintained in digital wallets, which may be subject to cybersecurity risks, including hacking, phishing, and other malicious attacks. If the Fund’s wallet or exchange is compromised, it could lose access to its digital assets permanently.

Custodial arrangements for digital assets with State-chartered trust companies also present risks for Funds that have such arrangements. Such risks include regulatory risks, as State-chartered trust companies are regulated by the States, not the federal government, and many States do not yet have fully robust cryptocurrency and digital asset supervisory frameworks. In addition, as the regulatory environment for cryptocurrencies is new and evolving, regulations applicable to custodial arrangements for digital assets with State-chartered trust companies may continue to change and affect the Fund’s ability to continue to engage in such arrangements.

Finally, the future viability and market potential of cryptocurrencies and digital assets are uncertain. As the industry is still in an early stage of development, there is no assurance that any digital asset will prove to be a long-term investment. Consequently, the Fund’s investments in these assets could result in substantial or total loss of value.

Latin American-Related Investments

The Fund may invest its assets in financial instruments that are primarily related to the countries and economies of Latin America and consequently, an investment in the Fund may be subject to greater volatility. The economies of certain Latin American countries have experienced high interest rates and inflation rates, economic volatility, currency devaluations, economic, political and social instability, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the United States, Europe, Asia and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, historically, certain Latin American economies have been influenced by changing supply and demand for a particular currency and monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries).

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Risks of Investing in India

There are risks associated with investing in Indian companies. Specifically, there can be no assurance that Indian companies will achieve profitable operations. The performance of Indian companies and the value of the Fund’s interests in Indian companies and the Fund’s ability to invest in Indian companies may be adversely affected by numerous factors, including, for example, (i) business, economic, and political conditions throughout India and the world; (ii) the supply of and demand for the goods and services produced, provided, or sold by Indian companies; (iii) changes and advances in technology that may, among other things, render goods and services sold by Indian companies obsolete; (iv) actual and potential competition from other companies; and (v) the investor composition of the Fund. Certain Indian companies may need substantial additional capital to support growth or to achieve or maintain a competitive position. This capital may not be available on attractive terms or at all.

Accounting, financial and other reporting standards in India are not equivalent to those in more developed countries. Differences may arise in areas such as valuation of properties and other assets, accounting for depreciation, deferred taxation, inventory obsolescence, contingent liabilities and foreign exchange transactions. Accordingly, less information may be available to investors. The Securities and Exchange Board of India (“SEBI”), the principal regulator of the Indian securities market, received statutory authority in 1992 to oversee and supervise the Indian securities markets. Accordingly, the securities laws and regulations in India are continuously evolving, and the ability of SEBI to promulgate and enforce rules regulating market practices is uncertain.

India’s political, social and economic stability is commensurate with its developing status. Certain developments beyond the control of the Fund and the Adviser, such as the possibility of political changes, government regulation, social instability, diplomatic disputes, or other similar developments, could adversely affect the Fund’s investments. India also is a country comprised of diverse religious and ethnic groups. It is the world’s most populous democracy and it has a well-developed and stable political system. Ethnic issues and border disputes have, however, given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir, and, more recently, between India and China. Such disputes have, in part, resulted in certain restrictions that can have a negating impact on the Fund’s investments. Such restrictions have related to limiting investments in Indian companies by certain foreign investors and the use of certain technological products and/or applications within India. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment.

Any change in the applicable law that requires changes, including retrospective changes, in the structure or operations or investment policies of the Fund, may adversely impact the performance of the Fund. The Fund may have difficulty in successfully pursuing any claims in Indian courts due to the slow judicial system in India, as compared to other developed countries. Not only may it be difficult to obtain swift and equitable enforcement of laws, but it may also be difficult to obtain a swift enforcement of a judgment (including a foreign judgment) in Indian courts. Additionally, the Fund could also be subject to tax litigation in India and the risk of this litigation is high. Any expenses or liabilities due to any of these tax litigations are borne by the Fund.

Investments in Greater China

Currently, legal, regulatory, economic and other systems in territories administered by the People’s Republic of China (“PRC” or “China”) (including Hong Kong and Macau) and territories administered by the Republic of China (Taiwan and some neighboring islands) (collectively, “Greater China”) are both changing rapidly and substantially lagging behind the United States in certain respects, including with regard to their ability to support efficient capital investing and portfolio company development. Problems include bureaucratic interference, impairment of currency conversion, lack of clear law on important topics, uncertain enforcement and interpretation of existing laws, significant new laws that lack sufficient detail to be interpreted without substantial uncertainty, widespread disregard of intellectual property rights and evolving accounting standards. It is possible, even likely, that many of these problems will not be corrected. Furthermore, new rules, regulations, practices and other circumstances may even generate new challenges that have not been anticipated by the Adviser. Based on the foregoing, it is possible that otherwise successful investments may yield lower returns (or fail to yield any returns at all) due to China-specific concerns.

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International trade and related tensions between the United States and China also have risen significantly over the last several years. These developments have resulted in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. As a result, Chinese companies have been subject to constraints under U.S. law or regulations which could negatively affect the company’s performance, including but not limited to, action by the Committee on Foreign Investment in the United States. In addition, the introduction of new policies or legislation or amendments to existing policies or legislation by governments of Greater China or the interpretation of those laws in jurisdictions under which companies operate could have an adverse impact on the assets, operations and ultimately the financial performance of companies in which the Fund invests.

Government policies and regulations in the PRC continue to impose certain restrictions on foreign investment in terms of market access to certain industries and business sectors. Such restrictions may take the form of additional or stricter governmental approval requirements for Foreign Investment Enterprises (“FIEs”) to enter into certain industries and business sectors or heightened enforcement of existing rules prohibiting or restricting FIEs to conduct business or undertake projects in certain industries or business sectors, including technology-related businesses, that are open to Chinese domestic enterprises. In response to these restrictions on foreign ownership, a company may establish subsidiaries and other consolidated entities which then enter into contractual arrangements with entities formed in the PRC. While the Adviser believes such structures are consistent with longstanding industry practice, the PRC government may not agree that such arrangements comply with current regulatory requirements or requirements that may be adopted in the future. In the event that such structures were found to be in violation of PRC laws, rules and/or regulations, there could be a material adverse effect on a company’s operations and financial condition and/or the Fund’s ability to make such investments could be limited.

In order to address Chinese legal, regulatory, currency and other restrictions, it is likely that the Fund will make investments through a variety of indirect investment structures (including, without limitation, holding companies, special purpose vehicles, variable interest entities, nominees and/or agents). The Fund may not be able to exercise the same level of control over an investment made through an indirect investment structure as is typical in the case of a direct investment structure. In addition, indirect structures carry their own risks, including risks that counterparties and other participants in such structures may fail to perform their obligations, and risks that such structures may be questioned, attacked or even deemed illegal, invalid or unenforceable by regulators, courts, arbitration tribunals, tax authorities or others. Any such occurrence may impair the Fund’s investment performance, divert Fund resources, or cause other damage.

Foreign exchange transactions in the PRC (including the repatriation of investment returns and capital) continue to be subject to foreign exchange controls of the Chinese State Administration of Foreign Exchange (“SAFE”). As a result of foreign exchange controls and foreign investment restrictions, it may be difficult or costly for the Fund to make, or exit from, investments. Historical investment structures that permitted investments or exits may no longer be available, and alternative structures could impose substantial additional costs and delays on the ability of the Fund to make investments or distribute investment proceeds. Prospective portfolio companies may prefer to receive investment from domestic PRC investors (including domestic PRC investment funds) instead of the Fund as a result of additional regulatory burdens applicable to foreign investors or portfolio companies that receive foreign investment.

Investments in Derivatives

Derivatives Generally

A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

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Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of non-performance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded or cleared OTC instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded or cleared OTC instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise, than if it were required to segregate assets equal to the full notional value of such derivative. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

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Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. To reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

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Foreign Currency Forwards. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. The Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. The Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium, the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Such transactions in options may include exotic options on currencies, which are typically traded in OTC markets and have additional features that result in different payment structures and/or expirations. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.

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Currency Swaps. The Fund may enter into currency swaps. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

General Limitations on Certain Futures, Options and Swap Transactions. The Adviser with respect to the Fund has filed a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund are not subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

The Fund will comply with the current regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Debt and other Credit Investments

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities-that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment.

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Corporate Bonds

The Fund may invest in corporate bonds. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Mortgage Securities

The Fund may invest in mortgage securities, including residential and commercial mortgage-backed securities, which are subject to several risks. The value and performance of mortgage securities depend on the credit quality of the underlying borrowers, the structure of the securities, and overall market conditions. A downturn in the real estate market, higher interest rates, or an increase in borrower defaults may adversely affect the value of these securities.

Mortgage securities are also subject to prepayment and extension risks. Prepayment risk arises when borrowers repay their loans earlier than expected, forcing the Fund to reinvest the proceeds in potentially lower-yielding securities. Conversely, extension risk occurs when borrowers repay their loans slower than expected, lengthening the duration of the securities and exposing the Fund to interest rate risk.

Additionally, certain mortgage securities, particularly those not guaranteed by a government-sponsored entity, may carry significant credit risk, including the potential for total loss. The complexity and structural features of some mortgage securities, such as collateralized mortgage obligations (CMOs), can also make them more sensitive to changes in market conditions and harder to value.

Zero Coupon and Paid-In-Kind (“PIK”) Bonds

The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Below Investment Grade Securities

The Fund may have exposure to below investment grade securities indirectly through investment vehicles. The Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in the Fund, both in the short-term and the long-term.

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The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may invest in securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser). For these securities, the risks associated with below investment grade instruments are more pronounced.

Bank Loans

The Fund may trade in the primary and secondary markets for loans. These loans may be privately negotiated transactions, each of which has individualized terms. These positions may be illiquid and difficult to value. In addition, in the case of this trading, the Adviser may come into possession of material non-public information relating to the borrower. Loans are subject to price volatility due to various factors including, but not limited to, changes in interest rates, market perception of the creditworthiness of the borrower and general market liquidity. The Fund may experience delays in the settlement of certain loan and/or bank debt transactions, particularly in the case of investments that are or become distressed. Until these transactions are settled, the Fund is subject to counterparty insolvency risk. Pursuant to certain insolvency laws, a counterparty may have the ability to reject or terminate an unsettled loan transaction. If a counterparty rejects an unsettled transaction, the Fund might lose any increase in value with respect to the loan that accrued while the transaction was unsettled.

Assignments and Participations. The Fund may invest in syndicated loans and other types of loan products, which include interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, re-financings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in collateral on financial instruments, including interests on whole commercial, consumer and other loans and lease contracts. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”). In certain cases, the rights and obligations acquired by the Fund through the purchase of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

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Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Lender Liability Considerations and Equitable Subordination. In recent years, a number of judicial decisions in the U.S. have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of certain of the Fund’s investments, the Fund could be subject to claims from an obligor’s creditors that investments issued by such obligor that are held by the Fund should be subject to equitable subordination. Certain of the Fund’s investments may involve situations in which the Fund would not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting the Fund’s investments could arise without the direct involvement of the Fund.

Borrower Misrepresentations. As a lender, the Fund faces the possibility that its borrowers, guarantors or other counterparties will make material misrepresentations or omissions. Such inaccuracy or incompleteness may adversely affect the collateral underlying transactions or may adversely affect the Fund’s ability to perfect or effectuate a lien on the collateral securing a transaction. The Adviser will rely upon the accuracy and completeness of representations made by counterparties to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, under certain circumstances, payments or distributions to the investors may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Loans; Assignments and Participations Risk

The Fund may trade in the secondary markets for loans. These loans may be privately negotiated transactions, each of which has individualized terms. These positions may be illiquid and difficult to value. In addition, in the case of this trading, the Adviser may come into possession of material non-public information relating to the borrower. Loans are subject to price volatility due to various factors including, but not limited to, changes in interest rates, market perception of the creditworthiness of the borrower and general market liquidity. The Fund may experience delays in the settlement of certain loan and/or bank debt transactions, particularly in the case of investments that are or become distressed. Until these transactions are settled, the Fund is subject to counterparty insolvency risk. Pursuant to certain insolvency laws, a counterparty may have the ability to reject or terminate an unsettled loan transaction. If a counterparty rejects an unsettled transaction, the Fund might lose any increase in value with respect to the loan that accrued while the transaction was unsettled.

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Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, this market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, the Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In these market situations, it may be more difficult for the Fund to assign a value to Assignments or Participations when valuing the Fund securities and calculating its assets.

Special Situations Investments

The Fund may invest in companies involved in (or the target of) acquisition attempts or tender offers or in companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein. Under certain circumstances, payments to the Fund and distributions by the Fund to the Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by local statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims.

Structured Finance Securities

The Fund may invest in structured finance securities such as, for example, collateralized loan obligations, collateralized debt obligations, collateralized bond obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of investments in which the Fund may invest and, in fact, these risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. Moreover, a rapid change in the rate of defaults may have a material adverse effect on the yield to maturity.

Sovereign Debt Investments

The Fund may invest in sovereign debt. Sovereign debt is issued or guaranteed by non-U.S. government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.

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Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, which may be for extended periods of time, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

●	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

●	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

●	Repurchase agreements, which involve purchases of debt securities.

●	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines, there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

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Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Adviser monitors the creditworthiness of counterparties to reverse repurchase agreements. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 under the Investment Company Act permits the Fund to enter into such transactions if the Fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act (that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness) or (ii) treats all such transactions as derivatives transactions for all purposes under Rule 18f-4.

Other Investment Risks

Reliance on Data

The Fund’s investment program is highly reliant on analyzing large amounts of data from third-party data providers and other external sources. The Adviser will use its discretion to determine what data to gather and what subset of that data the strategies and techniques take into account to produce the forecasts on which the Adviser will base its ultimate trading decisions. In addition, due to the fact that much of this data comes from third-party sources, it is inevitable that not all desired and/or relevant data will be available to, or processed by, the Adviser, at all times. The Adviser may determine that certain available data, while potentially useful in generating forecasts and/or making investment and trading decisions, is not cost effective to gather due to third-party vendor costs and, in such cases, the Adviser will not utilize such data. Investors should be aware that, for all of the foregoing reasons and more, there is no guarantee that any specific data or type of data will be utilized in generating forecasts or making investment and trading decisions on behalf of the Fund. Further, the Adviser will rely heavily on the third-party data providers to gather data sets, and if information that it receives from a third-party data source is incorrect, the Fund may be negatively impacted, and may not achieve its desired results. Although the Adviser will use third-party data sources it believes to be generally reliable, the Adviser typically receives these services on an “as is” basis and cannot guarantee that the data received from these sources will be accurate. The Adviser is not responsible for errors by these sources. Lastly, the investment processes developed by the Adviser are highly tailored to the data providers on which it relies. If for any reason the Fund loses access to such data, including because a data provider fails or determines that it will for whatever reason no longer provide the Adviser with access to such data, the ability of the Fund to implement its investment program will be materially impacted. In such cases, the Adviser may or may not continue to generate forecasts and make investment and trading decisions based on the data available to it.

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Systems Risks

The Fund depends on the Adviser to develop and implement appropriate systems for certain aspects of the Fund’s activities. The Adviser relies extensively on computer programs and systems to evaluate certain investments, to monitor its portfolio and net capital, and to show risk management and other metrics that are critical to oversight of the Fund’s activities. In addition, certain of the Fund’s and the Adviser’s operations interface with or depend on systems operated by third parties, including market counterparties and other service providers, and the Fund and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by worms, viruses and power failures. Any such defect or failure could have a material adverse effect on the Fund. For example, such failures could cause settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect the Fund’s ability to monitor its investment portfolio and its risks.

Litigation Risk

The Fund could be a party to lawsuits either initiated by it, or by a company in which the Fund invests or the company’s shareholders, or state, federal and foreign governmental bodies. The Fund’s investment activities subject it to the risk of becoming involved in litigation by third parties, especially in instances where the Fund exercises control of, or significant influence over, a portfolio company’s operations. There can be no assurance that any such litigation, once begun, would be resolved in favor of the Fund. In addition, the Fund may acquire direct or indirect interests in portfolio company securities through secondary market transactions from existing holders. Such transactions typically are subject to relatively extensive contractual requirements involving multiple parties and, accordingly, entail contractual risks and risks of potential litigation.

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Management of the Fund

Further Information Regarding Management of the Fund

Information regarding the Trustees and officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustees and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups-Interested Trustees and Independent Trustees. As set forth in the Fund’s Amended and Restated Declaration and Agreement of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 9 West 57th Street, 25th Floor, New York, NY 10019.

Name, Position(s) Held with Registrant and Year of Birth*

Independent Trustees

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Annette Capretta Birth Year: 1961	Since inception	Chief Counsel, ICI Global Affairs at the Investment Company Institute (2022-2025); Associate General Counsel of Investment Company Institute (2020-2022)	1	None

Stephen Harvey Birth Year: 1954	Since inception	Emeritus Chief Financial Officer of Mount Sinai Health System (2024-present); Executive Vice President and Chief Financial Officer of Mount Sinai Health System (2021-2024); Senior Vice President and Chief Financial Officer of Icahn School of Medicine at Mount Sinai Health System (1999-2021)	1	Mitral Foundation; Valentine Fuster Mount Sinai Foundation for Science, Health and Empowerment

Tommy Huie Birth Year: 1964	Since inception	Private investor (2017-present)	1	Rice University; Rice Management Company; Chicago Quantitative Alliance; Jones Graduate School of Business

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Interested Trustee
Nathan Urquhart*** Birth Year: 1978	Since inception	President and Head of Investor Relations of Coatue Management, L.L.C. (2022-present); Managing Director and Global Head of Investor Relations of The Carlyle Group (20192022)	1	None

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.

**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

***	“Interested person,” as defined in the Investment Company Act, of the Fund. Nathan Urquhart is an interested person of the Fund due to his affiliation with the Adviser.

Executive Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
Philippe Laffont, Chief Executive Officer Birth Year: 1967	Since inception	Founder and Portfolio Manager of Coatue

Nathan Urquhart, President and Principal Executive Officer Birth Year: 1978	Since inception	President and Head of Investor Relations at Coatue (2022-present); Partner and Global Head of Investor Relations at Carlyle (2019-2022)

Eric Sacks, Chief Financial Officer Birth Year: 1977	Since inception	Chief Financial Officer and Co-Chief Operating Officer at Coatue (2024-present); Chief Financial Officer and Co-Chief Operating Officer at Davidson Kempner Capital Management (2016-2024)

Matthew Watkins, Chief Compliance Officer Birth Year: 1975	Since inception	Chief Compliance Officer at Coatue (2024-present); Chief Compliance Officer at KKR Real Estate and Deputy Chief Compliance Officer at KKR Private Markets (2017-2024)

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Claire Jen, Secretary Birth Year: 1987	Since inception	Deputy General Counsel at Coatue (2022-present); Assistant General Counsel at Rent the Runway (2018-2022)

*	The address of each officer is care of the Secretary of the Fund at 9 West 57th Street, 25th Floor, New York, NY 10019.

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

Annette Capretta was most recently Chief Counsel of ICI Global Affairs at the Investment Company Institute (ICI). In previous positions at ICI over 18 years, she served as Associate General Counsel, and as Deputy Managing Director of the Independent Directors Council. Prior to joining ICI, Ms. Capretta held leadership positions at the Securities and Exchange Commission and in the legal department of a large fund complex. Ms. Capretta began her legal career as a litigator, after a one-year clerkship with a federal judge. Ms. Capretta received her law degree from the University of Virginia and a Bachelor of Science in mathematics from the University of North Carolina.

Stephen Harvey is currently Emeritus Chief Financial Officer of Mount Sinai Health System. Mr. Harvey has been at Mt. Sinai in various roles for over 34 years, including previously as Chief Financial Officer of the Icahn School of Medicine at Mount Sinai from 1999-2021. During this time, he has been a Trustee for related Mount Sinai entities and affiliates and still is a Trustee for two affiliated foundations. Prior to joining Mount Sinai, Mr. Harvey was an audit manager at Coopers & Lybrand in Boston, with audit responsibilities principally in higher education, health care, and investment company industries. Mr. Harvey is a certified public accountant and received a Master of Business Administration degree from the University of Maine.

Tommy Huie is a Trustee Emeritus for Rice University’s Board of Trustees and has been on the board of Rice Management Company since 2017. He is also a founding director of the Chicago Quantitative Alliance board (1994-present) and on the Jones Graduate School of Business Advisory Board (2016-present). Mr. Huie is an accomplished C-Suite financial professional and Qualified Financial Expert with three decades of experience in mutual fund trusts. From 2013-2017, Mr. Huie held multiple roles with affiliates of the GreatBanc Trust Company, including Chief Investment Officer, President, Senior Vice President. Prior to that, Mr. Huie was president & Chief Investment Officer of BMO Asset Management Corp. (fka M&I Investment Management Corp). Mr. Huie is a graduate of University of Chicago, Booth Graduate School of Business (MBA) and of Rice University (B.S., Electrical Engineering and B.A., Mathematical Sciences). He holds the Chartered Financial Analyst (CFA) designation and is certified in Private Company Governance.

Interested Trustee

Nathan Urquhart is President and Head of Investor Relations at Coatue. Prior to joining Coatue, Mr. Urquhart was at Carlyle, where he was Partner and Global Head of Investor Relations and a member of Carlyle’s Leadership and Operating Committees. Prior to joining Carlyle, Mr. Urquhart was at Oz Management for 11 years, where he was most recently Executive Managing Director and Co-Head of Global Investor Relations. Prior to Oz, he spent four years at UBS in the Private Fund Group, raising capital for several buyouts, credit and infrastructure funds. Mr. Urquhart began his career at J.P. Morgan in corporate finance.

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Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of December 31, 2024, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Annette Capretta	None	None
Stephen Harvey	None	None
Tommy Huie	None	None
Interested Trustee:
Nathan Urquhart	None	None

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

The Independent Trustees are each paid an annual retainer of $95,000. In addition, the Fund pays an additional annual fee of $5,000 to the Chairperson of the Audit Committee and an additional annual fee of $5,000 for the Chairperson of the Nominating and Governance Committee. The Independent Trustees are also reimbursed for out-of-pocket expenses in connection with providing services to the Fund. The Trustees who are “interested persons”, as defined in the Investment Company Act, of the Fund and the Fund’s officers do not receive compensation from the Fund. The Fund does not have any retirement plan for the Fund’s Trustees and none of the Independent Trustees serve on the boards of any other funds in the Fund Complex. The compensation information below is estimated for the Fund’s fiscal year ending December 31, 2025.

	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex
Independent Trustees:
Annette Capretta	$71,250	$71,250
Stephen Harvey	$75,000	$75,000
Tommy Huie	$75,000	$75,000
Interested Trustee:
Nathan Urquhart	$0	$0

Compensation of the Primary Portfolio Manager

Mr. Laffont’s compensation consists of periodic distributions and an allocation of the net earnings from Coatue Management Partners LP, the managing member of the Adviser, and affiliated entities in his role as the principal of each entity. The level of the Adviser’s profitability in turn is dependent on the fees received from the Fund and its other advisory clients, which may include fees based on performance where applicable.

Other Accounts Managed by the Primary Portfolio Manager

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s primary portfolio manager and assets under management in those accounts, as of December 31, 2024.

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Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based* (in millions)
Philippe Laffont
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	120	$69,416	73	$66,780
Other Accounts	2	$325	0	0

* The figure for “Assets Managed for which Advisory Fee is Performance-Based” includes all assets in accounts in which any Performance-Based Fees are charged.

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this SAI forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Board has delegated to the Adviser proxy voting authority with respect to the Fund’s portfolio securities. Under these policies, the Adviser will vote proxies, amendments, consents or resolutions related to Fund securities in the best interests of the Fund and its Shareholders. The Adviser’s proxy voting procedures are included in Appendix B of this SAI. Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 is available, without charge, (i) upon request by calling 212-715-5100, (ii) on the Fund’s website at www.coatuectek.com and (iii) on the SEC’s website at www.sec.gov.

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Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. The Adviser is responsible for arranging for the execution of the Fund’s portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and in accordance with the Adviser’s conflicts policy. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser will take into account a variety of factors including the rate of commissions and other execution-related costs, execution capability, financial stability and reputation of the brokerage firm, and the value of research, brokerage or other services provided by the broker, as well as other factors that Coatue deems relevant.

There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. Coatue may, consistent with its obligation to seek best execution, effect securities transactions with a broker which causes the Fund to pay the broker commissions in excess of the commissions another broker would have charged. The Adviser does not necessarily solicit competitive bids or seek the lowest available commission cost. Although the Adviser will make a good faith determination that the amount of commissions paid is reasonable in light of the products or services provided by a broker, commission rates are generally negotiable and thus, selecting brokers on the basis of considerations that are not limited to the commission rates may result in higher transaction costs than would otherwise be obtainable. Coatue seeks to monitor the reasonableness of commissions by periodically assessing the overall performance of the brokers, including the research and other services provided as part of a full service arrangement, and allocation of commissions across brokers. The Advisory Fee that the Fund pays to the Adviser will not be reduced if the Adviser receives brokerage and research services.

Coatue may receive research and brokerage services in connection with executing transactions for the Fund. Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process. Coatue currently seeks to limit the use of “soft dollar” benefits to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e). The research and brokerage services can be used by the Adviser in its other investment activities for all accounts it manages, and Coatue Management does not allocate soft dollar benefits to the Fund proportionally to the amount of soft dollar credits generated by the Fund. Accordingly, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research or brokerage services provided, notwithstanding the fact that the Fund incurred costs in respect of such services.

Where more than one client, such as the Fund, participates in a transaction, the Adviser generally will aggregate client orders to achieve more efficient execution. Clients participating in an aggregated trade will be allocated securities based on the average price achieved for such trades. Generally, with respect to partially filled orders, the participating clients will receive the average share price for the transactions executed in the relevant security and share transaction costs pro rata based on the account’s order size. Notwithstanding the foregoing, the Fund’s order will not be aggregated to the extent that differences in the Fund’s strategy or current status (including its exposure levels and/or risk tolerance levels) make it more appropriate for its orders to be handled on a separate basis or if Coatue otherwise determines that aggregation is not in the best interest of the Fund based on the relevant facts and circumstances. In addition, in such circumstances where it is believed that aggregation is not in the best interest of the Fund, the proprietary account will trade after the Fund, if appropriate under the circumstance and given the strategy for the proprietary account. As a result of the foregoing, certain trades in the same financial instrument for one account (including an account in which Coatue (or a member of the Coatue Group) and its personnel may have a direct or indirect interest) has in the past and will in the future receive more or less favorable prices or terms than the Fund, and orders placed later may not be filled entirely or at all, based upon the prevailing market prices at the time of the order or trade.

Furthermore, in certain circumstances in connection with managing the Fund’s assets, Coatue evaluates the holdings of the Fund’s portfolio independent of a review of the portfolios of other clients, which will lead to similar investment decisions being made at different times for one or more clients and accordingly, purchases and sales are not aggregated in those instances. With respect to instances where decisions are made at different times for certain clients, those clients will often invest at different prices and it may not be possible to aggregate trades that are made at different times of the day depending on when the trader’s order is placed for the applicable client. Additionally, members of the Coatue Group may also trade at different times of the day compared to client accounts and those trades are often not aggregated depending on when the trade order is placed; provided, however, that such trades are subject to prior approval by Coatue’s compliance department which evaluates those trades and places certain conditions on the trades as deemed appropriate under the circumstances at the time.

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Certain ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and non-discrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Shares only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

The DOL has adopted regulations, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the Investment Company Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the Fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

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The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder.

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Control Persons and Principal Shareholders

Shareholders who beneficially own 25% or more of the outstanding voting Shares of the Fund may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.

As of September 30, 2025, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding Shares of the Fund are as follows:

Name	Class	Percentage of Shares Held	Type of Ownership
Philippe Laffont 9 W 57th St., New York, NY 10019	I	5.96%	Beneficial
Explore Investments LLC 9429 Harding Ave, Box 295, Surfside, FL 33154	I	40.69%	Beneficial(1)
DFO Fund Investments, LP 550 Madison Avenue, 20th Floor, New York, NY 10022	I	40.68%	Beneficial(1)

(1)	The investor identified in the table is not a control person of the Fund for purposes of the Investment Company Act. Notwithstanding the information set forth above, the investor currently does not have voting or dispositive power with respect to the Shares.

31

Financial Statements

The Fund’s audited financial statements for the period November 12, 2024 (inception) through April 1, 2025 appearing in the Fund’s Pre-Effective Amendment No. 3 to the Fund’s Registration Statement on Form N-2, filed with the SEC on April 23, 2025, are incorporated by reference into this Statement of Additional Information. Those financial statements and financial highlights have been audited by KPMG LLP, independent registered public accounting firm, as indicated in its report thereon, and are incorporated herein.

The Fund’s unaudited financial statements and financial highlights for the period from May 1, 2025 through June 30, 2025 appearing in the Fund’s Semi-Annual Report, filed with the SEC on September 2, 2025, are incorporated by reference into this Statement of Additional Information. In the opinion of management, the unaudited interim financial statements reflect all adjustments necessary to a fair statement of the results for the interim period presented and are of a normal, recurring nature.

32

Data Privacy Notice

Data Privacy Policy

WHAT DOES COATUE MANAGEMENT, L.L.C.
DO WITH PERSONAL INFORMATION PROVIDED BY INDIVIDUAL INVESTORS?

Financial companies choose how they share your personal information. Federal law gives you the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our individual investors or former investors to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing investment management services to the Coatue Funds and Other Coatue Clients and Affiliates. This information includes your:

●	Social security number;

●	Passport or other identification documents and information;

●	Asset and net worth information;

●	Investment experience;

●	Transaction history;

●	Income; and

●	Account information and wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, subscribe for interests in a Coatue Fund/Client/Affiliates, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business, and we use the personal information we collect from you for our everyday business purposes. These purposes may include, for example:

●	To provide investment management services to the Coatue Funds/Clients/Affiliates;

●	To open an account for you;

●	To process a transaction for or otherwise service your account;

1	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies. These may include third-party consultants hired by investors or placement agents that distribute the Coatue Funds.

33

●	To issue reports to you;

●	To market products and services to you;

●	To respond to court orders and legal investigations.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker or fund administrator. We may also disclose such information to service providers and financial institutions with whom we have joint marketing arrangements (i.e., a formal agreement between non-affiliated financial companies that together market financial products or services to you, such as placement agents). We require third-party service providers and financial institutions with which we have joint marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them.

These sharing practices are consistent with Federal privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the Federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you).

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with Federal law. These measures include computer safeguards and secured files and office access.

Who is providing this Privacy Notice. This Privacy Notice is being provided to all of Coatue Management’s Funds, Clients as well as any of its Affiliates.

Who to contact with questions. If you have any questions about this Privacy Notice, you can email compliance@coatue.com.

34

Appendix A - Securities Rating Descriptions

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings - Long-Term Issue Credit Ratings*:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) - Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.**

Fitch Ratings (“Fitch”) - Corporate Finance Obligations - Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

**	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS - Long Term Obligations Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

AAA - Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA - Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A - Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB - Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB - Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B - Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C - Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D - When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

S&P Global Ratings - Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non- hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s - Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch - Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS-Commercial Paper and Short-Term Debt Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

R-1 (high) - Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) - Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) - Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) - Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) - Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) - Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 - Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 - Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 - Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D - When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Appendix B - Proxy Voting Policies and Procedures

Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Coatue generally retains proxy-voting authority with respect to securities purchased for its Clients. With respect to Registered Funds, Coatue has been granted discretion by the Board to exercise the proxy voting rights of securities beneficially owned by such Client, and Coatue will exercise all voting rights delegated to it with respect to Client’s securities. Coatue votes proxies in the best interest of its Clients, as determined in Coatue’s sole discretion, and in accordance with these policies and procedures.

Use of Third-Party Proxy Voting Service

The SEC has expressed the view that although the voting of proxies remains the duty of a registered advisor, an advisor may contract with service providers to perform certain research and recommendation functions with respect to proxy voting so long as Coatue is comfortable that (i) the proxy voting service is independent from the issuer companies on which it completes its proxy research; (ii) Coatue maintains ongoing oversight of the delegated proxy voting functions; and (iii) Coatue conducts due diligence on how the proxy voting service conducts its delegated functions.2

Following appropriate due diligence, Coatue has entered into an agreement with Institutional Shareholder Services (the “Proxy Voting Service”), an independent third party, for the Proxy Voting Service to provide Coatue with its research on proxies and to facilitate the electronic voting of proxies.

Coatue shall review periodically the proxy voting policies, procedures and methodologies, conflicts of interest and competency of the Proxy Voting Service. Coatue will also periodically review the continued retention of the Proxy Voting Service, including whether any relevant credible potential factual errors, incompleteness or methodological weaknesses in the Proxy Voting Service’s analysis that Coatue is aware of materially affected the research and recommendations used by Coatue.

Proxy Voting Procedures

Coatue follows the Proxy Voting Service’s Sustainability Policy, which Coatue believes is generally in the Clients’ best interests, including Clients’ sustainability objectives.

Proxies relating to securities held in Client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by Coatue and not sent directly to the Proxy Voting Service, the Chief Compliance Officer or an appropriate designee will promptly forward it to the Proxy Voting Service.

Coatue will generally vote proxies in accordance with the recommendations provided by the Proxy Voting Service under the Sustainability Policy (the “Proxy Voting Recommendations”), unless it determines that the Proxy Voting Recommendation presents a conflict of interest or is otherwise not in the best interest of the relevant Client(s). A Compliance department designee shall monitor proxies to assess when a potential conflict of interest or other circumstance warranting deviation from the Proxy Voting Recommendation may exist. In the event Coatue determines that it is in the best interests of a Client to deviate from a Proxy Voting Recommendation, Coatue will document the rationale for the deviation. All possible deviations must be reviewed by the Compliance department and the Trading department, and approved by the Chief Compliance Officer or an appropriate designee. A concise summary of these Proxy Voting Policies and Procedures, as well as any updates to the policy, will be included in Coatue’s Form ADV Part 2.

Coatue will inform each Client of these Proxy Voting Policies and any material changes made to this Proxy Voting Policy. Upon request Coatue will promptly provide to a Client a copy of the current Proxy Voting Policy. Clients may obtain information about how Coatue voted proxies on behalf of such Client upon request.

[2]	See Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers, Release Nos. IA-5325; IC-33605 (Aug. 21, 2019) and SEC Staff Legal Bulletin No. 20, Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms (June 30, 2014).

B-1

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)		Financial Statements:

Part A: Financial Highlights*

Part B: Report of Independent Registered Public Accounting Firm, Audited Financial Statements(3)

(2)		Exhibits:

	(a)	(1) Certificate of Trust(1)

(2) Certificate of Amendment to Certificate of Trust(2)

(3) Certificate of Amendment to Certificate of Trust(4)

(4) Declaration of Trust(1)

(5) Amended and Restated Declaration and Agreement of Trust(3)

	(b)	Bylaws(3)

	(c)	Not applicable.

	(d)	Amended and Restated Multiple Class Plan (Rule 18f-3 Plan)*

	(e)	Dividend Reinvestment Plan(3)

	(f)	Not applicable.

	(g)	Investment Advisory Agreement with Coatue Management, L.L.C.(3)

	(h)	(1) Distribution Agreement with Foreside Fund Services, LLC(3) (2) Form of Selling Agreement(3) (3) Form of Dealer Agreement(3)
(4) Distribution and Servicing Plan Pursuant to Rule 12b-1(3)

	(i)	Not applicable.

	(j)	(1) Form of Custody Agreement with State Street Bank and Trust Company(3) (2) Custody Agreement with Coinbase, Inc.(3)

	(k)	(1) Form of Administration Agreement(3)

(2) Form of Transfer Agency and Service Agreement(3) (3) Amended and Restated Expense Limitation Agreement(3)

(l)	Opinion and Consent of Counsel*

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm*

(o)	Not applicable

(p)	Form of Subscription Agreement*

(q)	Not applicable

(r)	(1) Code of Ethics of the Registrant(3)

(2) Code of Ethics of Adviser(3)

(s)	Filing Fee Table*

(t)	Power of Attorney*

*	Filed herewith.
(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant's Registration Statement on Form N-2 (File No. 811-24025), filed on November 15, 2024 (the "Initial Registration Statement").
(2)	Incorporated herein by reference to the corresponding exhibit of Pre-Effective Amendment No. 2 to the Initial Registration Statement, filed on February 7, 2025 .
(3)	Incorporated herein by reference to the corresponding exhibit of Pre-Effective Amendment No. 3 to the Initial Registration Statement, filed on April 23, 2025 ("Pre-Effective Amendment No. 3").
(4)	Incorporated herein by reference to the corresponding exhibit of Post-Effective amendment No. 5 to the Initial Registration Statement, field on July 22, 2025.

Item 26. Marketing Arrangements

See the Distribution Agreement, Selling Agreement and Dealer Agreement, forms of which are filed as Exhibit (h)(1), (h)(2), and (h)(3) respectively, to Pre-Effective Amendment No. 3.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

Each of Coatue CTEK 1 LLC, Coatue US 119 LLC, Coatue US 133 LLC, Coatue US 135 LLC, Coatue US 136 LLC, Coatue US 139 LLC and Coatue US 151 LLC, each a Delaware limited liability company, is a wholly owned subsidiary of the Registrant and is consolidated for financial reporting purposes. In addition, the Registrant, Coatue CTEK 1 LLC, Coatue US 119 LLC, Coatue US 133 LLC, Coatue US 135 LLC, Coatue US 136 LLC, Coatue US 139 LLC and Coatue US 151 LLC may be deemed to be controlled by Coatue Management, L.L.C. ("Coatue Management"), the Registrant's investment adviser. Information regarding the ownership of Coatue Management is set forth in its Form ADV as filed with the U.S. Securities and Exchange Commission (File No. 801-73669) and is incorporated herein by reference.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of shares of beneficial ownership of the Registrant as of October 1, 2025:

Title of Class	Number of Record Holders
Class I Shares	245
Class D Shares	4
Class S Shares	6,458

Item 30. Indemnification

Reference is made to Section 5.3 of the Registrant's Amended and Restated Declaration and Agreement of Trust, incorporated by reference to Exhibit (a)(4) to Pre-Effective Amendment No. 3. In addition, the Registrant's various agreements with its service providers contain indemnification provisions. The Registrant hereby undertakes that it will apply these indemnification provisions in a manner consistent with Release No. IC-11330 of the SEC under the Investment Company Act, so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser

Coatue Management serves as the investment adviser to the Registrant. Coatue Management is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which Coatue Management and each of its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Coatue Management's Form ADV (File No. 801-73669), as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Coatue Management, the Registrant's investment adviser, at 9 West 57th Street, 25th Floor, New York, NY 10019 (records relating to its functions as investment adviser).

Foreside Fund Services, LLC, the Registrant's distributor, at Three Canal Plaza, Suite 100, Portland, ME 04101 (records relating to its functions as distributor).

State Street Bank and Trust Company, the Registrant's custodian, at One Congress Street, Boston, MA 02114 (records relating to its functions as custodian).

State Street Bank and Trust Company, the Registrant's administrator, at One Congress Street, Boston, MA 02114 (relating to its functions as administrator).

State Street Bank and Trust Company, the Registrant's transfer agent, at One Congress Street, Boston, MA 02114 (relating to its functions as transfer agent).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	Not applicable.

(2)	each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Not applicable.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of November, 2025.

COATUE INNOVATIVE STRATEGIES FUND

By:	/s/ Philippe Laffont*
Name:	Philippe Laffont
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of November, 2025.

/s/ Nathan Urquhart*	President, Principal Executive Officer and Trustee
Nathan Urquhart /s/ Eric Sacks*	Chief Financial Officer
Eric Sacks /s/ Annette Capretta*	Trustee
Annette Capretta /s/ Stephen Harvey*	Trustee
Stephen Harvey /s/ Tommy Huie*	Trustee
Tommy Huie *By: /s/ Claire Jen, as Attorney-in-Fact

Exhibit Index

(d)	Amended and Restated Multiple Class Plan (Rule 18f-3 Plan)

(l)	Opinion and Consent of Counsel

(n)	Consent of Independent Registered Public Accounting Firm

(p)	Form of Subscription Agreement

(s)	Filing Fee Table

(t)	Power of Attorney